SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 33-43986)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 12            [X]
and
REGISTRATION STATEMENT (No. 811-6454)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No.         [  ]
Fidelity Municipal Trust II
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Arthur S. Loring, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b)
 (X) on February 20, 1996 pursuant to paragraph (b)
 (  ) 60 days after filing pursuant to paragraph (a)(i)
 (  ) on (             ) pursuant to paragraph (a)(i)
 (  ) 75 days after filing pursuant to paragraph (a)(ii)
 (  ) on (            ) pursuant to paragraph (a)(ii) of rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 and intends to file the Notice required by such Rule before February 29, 1996.
SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


1            ..............................   Cover Page

2     a      ..............................   Expenses

      b, c   ..............................   Contents; The Funds at a Glance; Who May Want
                                              to Invest

3     a      ..............................   Financial Highlights

      b      ..............................   *

      c, d   ..............................   Performance

4     a      i.............................   Charter

             ii...........................    The Funds at a Glance; Investment Principles and
                                              Risks

      b      ..............................   Investment Principals and Risks

      c      ..............................   Who May Want to Invest; Investment Principles
                                              and Risks

5     a      ..............................   Charter

      b      i.............................   Cover Page:  The Funds at a Glance; Doing
                                              Business with Fidelity; Charter

             ii...........................    Charter

             iii..........................    Expenses; Breakdown of Expenses

      c      ..............................   Charter


      d      ..............................   Charter; Breakdown of Expenses

      e      ..............................   Cover Page; Charter

      f      ..............................   Expenses

      g      i.............................   Charter
             .                                *
             ii............................
             ..



5A           ..............................   Performance

6     a      i.............................   Charter

             ii...........................    How to Buy Shares; How to Sell Shares;
                                              Transaction Details; Exchange Restrictions

             iii..........................    Charter

      b      .............................    *

      c      ..............................   Transaction Details; Exchange Restrictions

      d      ..............................   *

      e      ..............................   Doing Business with Fidelity; How to Buy Shares;
                                              How to Sell Shares; Investor Services

      f, g   ..............................   Dividends, Capital Gains, and Taxes

7     a      ..............................   Cover Page; Charter

      b      ..............................   Expenses; How to Buy Shares; Transaction Details

      c      ..............................   *

      d      ..............................   How to Buy Shares

      e      ..............................   *

      f      ..............................   Breakdown of Expenses

8            ..............................   How to Sell Shares; Investor Services; Transaction
                                              Details; Exchange Restrictions

9            ..............................   *


* Not Applicable
SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
CROSS REFERENCE SHEET
(CONTINUED)
FORM N-1A

ITEM NUMBER   STATEMENT OF ADDITIONAL INFORMATION SECTION


10, 11           ............................   Cover Page

12               ............................   Descrption of the Trusts

13       a - c   ............................   Investment Policies and Limitations

         d       ............................   *

14       a - c   ............................   Trustees and Officers

15       a, b    ............................   *

         c       ............................   Trustees and Officers

16       a i     ............................   FMR, Portfolio Transactions

           ii    ............................   Trustees and Officers

          iii    ............................   Management Contracts

         b       ............................   Management Contracts

         c, d    ............................   Interests of FMR Affiliates

         e       ............................   *

         f       ............................   Distribution and Service Plans

         g       ............................   *

         h       ............................   Description of the Trusts

         i       ............................   Interests of FMR Affiliates

17       a       ............................   Portfolio Transactions

         b       ............................   *

         c       ............................   Portfolio Transactions

         d, e    ............................   *

18       a       ............................   Description of the Trusts

         b       ............................   *

19       a       ............................   Additional Purchase and Redemption Information

         b       ............................   Additional Purchase and Redemption Information;
                                                Valuation of Portfolio Securities

         c       ............................   *

20               ............................   Distributions and Taxes

21       a, b    ............................   Interests of FMR Affiliates

         c       ............................   *

22               ............................   Performance

23               ............................   Financial Statements


* Not Applicable

* Not Applicable
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of the funds' most recent financial reports and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated February 20,
   1996.     The SAI has been filed with the Securities and Exchange
Commission (SEC) and is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Investments in the money market fund are neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will maintain a stable $1.00 share price.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks,
including possible loss    of principal amount     invested.

LIKE ALL MUTUAL
FUNDS, THESE
SECURITIES HAVE NOT
BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION, NOR HAS
THE SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION PASSED
UPON THE ACCURACY
OR ADEQUACY OF THIS
PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.
PFR-pro-296
Each fund seeks a high level of current income free from federal income tax and Pennsylvania personal income tax.
SPARTAN(REGISTERED TRADEMARK)
PENNSYLVANIA
MUNICIPAL
FUNDS
SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET        FUND invests in
high-quality, short-term municipal money market securities and is designed to maintain a stable $1.00 share price.
SPARTAN PENNSYLVANIA MUNICIPAL    INCOME FUND     seeks to provide higher
yields by investing in a broader range of municipal securities.
PROSPECTUS
FEBRUARY 20, 1996(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109


CONTENTS


KEY FACTS                   THE FUNDS AT A GLANCE

                            WHO MAY WANT TO INVEST

                            EXPENSES Each fund's yearly
                            operating expenses.

                            FINANCIAL HIGHLIGHTS A summary
                            of each fund's financial data.

                            PERFORMANCE How each fund has
                            done over time.

THE FUNDS IN DETAIL         CHARTER How each fund is
                            organized.

                            INVESTMENT PRINCIPLES AND RISKS
                            Each fund's overall approach to
                            investing.

                            BREAKDOWN OF EXPENSES How
                            operating costs are calculated and
                            what they include.

YOUR ACCOUNT                DOING BUSINESS WITH FIDELITY

                            TYPES OF ACCOUNTS Different
                            ways to set up your account.

                            HOW TO BUY SHARES Opening an
                            account and making additional
                            investments.

                            HOW TO SELL SHARES Taking money
                            out and closing your account.

                            INVESTOR SERVICES  Services to
                            help you manage your account.

SHAREHOLDER AND             DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES            AND TAXES

                            TRANSACTION DETAILS Share price
                            calculations and the timing of
                            purchases and redemptions.

                            EXCHANGE RESTRICTIONS

   KEY FACTS


THE FUNDS AT A GLANCE
GOAL: High current tax-free income for Pennsylvania residents.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. FMR Texas Inc. (FTX), a subsidiary of FMR, chooses investments for Spartan Pennsylvania Municipal Money Market.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
   PENN MUNICIPAL MONEY MARKET
    STRATEGY:    Invests in high-quality, short-term municipal money market securities whose interest is free from federal income tax and Pennsylvania personal income tax, while maintaining a stable $1.00 share price.
SIZE: As of December 31, 1995, the fund had over    $241     million in
assets.
   PENN MUNICIPAL INCOME
STRATEGY: Invests mainly in longer-term, investment-grade municipal securities whose interest is free from federal income tax and Pennsylvania personal income tax.
SIZE: As of December 31, 1995, the fund had over $   288     million in
assets.
WHO MAY WANT TO INVEST
These non-diversified funds may be appropriate for investors in higher tax brackets who seek high current income that is free from federal income tax and Pennsylvania personal income tax. Each fund's level of risk and potential reward depend on the quality and maturity of its investments.
   The money market fund     is managed to keep its share price stable at
$1.00.    The bond fund     with its broader range of investments, has the
potential for higher yields, but also carries a higher degree of risk. You should consider your investment objective and tolerance for risk when making an investment decision.
The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other federal and state political and economic news. When you sell your
shares of    the bond fund    , they may be worth more or less than what
you paid for them. By themselves, these funds do not constitute a balanced investment plan.
The Spartan family of funds is designed for cost-conscious investors looking for higher yields through lower costs. The Spartan Approach(registered trademark) requires investors to make high minimum investments and, in some cases, to pay for individual transactions.

EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy, sell or
hold shares of a fund. See page     and pages  through      for more
information about these fees.
Maximum sales charge on purchases and
reinvested distributions None
Deferred sales charge on redemptions None
Redemption fee (as a % of amount redeemed
on shares held less than 180 days)
for    money market fund     None
for bond fund .50%
Exchange and wire transaction fees $5.00
   Checkwriting fee, per check written
(available for the money market fund)     $2.00
Account closeout fee $5.00
Annual account maintenance fee
(for accounts under $2,500) $12.00
THESE FEES ARE WAIVED (except for the redemption fee) if your account balance at the time of the transaction is $50,000 or more.
ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. Expenses are factored into each fund's share price or dividends and are not charged directly to shareholder accounts (see page ).
The following are projections based on historical expenses and are calculated as a percentage of average net assets.
P   ENN     MUNICIPAL MONEY MARKET
Management fee                  .50%

12b-1 fee                       None

Other expenses                  .00%

Total fund operating expenses   .50%

P   ENN     MUNICIPAL INCOME
Management fee                     .55    %

12b-1 fee                       None

Other expenses                  .00%

Total fund operating expenses   .55%

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses after the number of years indicated, first assuming that you leave your account open, and then assuming that you close your account at the end of the period:
P   ENN     MUNICIPAL MONEY MARKET
      Account    Account
      open       closed

After 1 year     $ 5          $ 10

After 3 years    $ 16         $ 21

After 5 years    $ 28         $ 33

After 10 years   $ 63         $ 68

P   ENN     MUNICIPAL INCOME
      Account    Account
      open       closed

After 1 year     $ 6          $ 11

After 3 years    $ 18         $ 23

After 5 years    $ 31         $ 36

After 10 years   $ 69         $ 74

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary. FINANCIAL HIGHLIGHTS
The tables that follow are included in the funds' Annual Report and have been audited by Coopers & Lybrand L.L.P., independent accountants. Their reports on the financial statements and financial highlights are included in the Annual Report. The financial statements and financial highlights are incorporated by reference into (are legally a part of) the funds' Statement of Additional Information.
   SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND



    48.Selected Per-Share
 Data and Ratios

 49.Years
ended         1995        1994       1993       1992        1991        1990        1989        1988        1987        1986D
 December 31

 50.Net asset  $ 1.00      $ 1.00     $ 1.00     $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
 value,        0           0          0          0           0           0           0           0           0           0
 beginning of period

 51.Income
from          .035        .026       .022       .029        .045        .059        .062        .049        .042        .015
 Investment
 Operations
  Net interest
 income

 52.Less      (.035)      (.026      (.022      (.029)      (.045)      (.059)      (.062)      (.049)      (.042)      (.015)
 Distributions            )          )
  From net interest
 income

 53.Net asset  $ 1.00      $ 1.00     $ 1.00     $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
 value,        0           0          0          0           0           0           0           0           0           0
 end of period

 54.Total
return C       3.56        2.61       2.21       2.90        4.55        6.05        6.35        5.05        4.27        1.51
               %           %          %          %           %           %           %           %           %           %

 55.Net assets,
end            $ 242       $ 258      $ 241      $ 243       $ 290       $ 320       $ 177       $ 117       $ 64        $ 19
 of period
 (In millions)

 56.Ratio of   .50%        .50%       .50%       .47%        .34%        .13%        .28%        .30%        .50%        .30%
 expenses to                                      B           B           B           B           B           B           A,B
 average net assets

 57.Ratio of
net             3.50        2.58       2.19       2.88        4.47        5.92        6.17        5.02        4.26        3.73
 interest income %          %          %          %           %           %           %           %           %           %A
 to average net
 assets


 A  ANNUALIZED
B FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
C TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FROM AUGUST 6, 1986 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1986 SPARTAN PENNSYLVANIA MUNICIPAL INCOME FUND



 58.Selected
 Per-Share Data and
 Ratios

 59.Years
ended        1995        1994        1993        1992        1991        1990        1989        1988        1987        1986 D
 December 31

 60.Net
asset        $ 9.62      $ 11.13     $ 10.5      $ 10.3      $ 9.88      $ 9.90      $ 9.66      $ 9.07      $ 10.3      $ 10.0
 value,      0           0           90          70          0           0           0           0           50          00
 beginning of
 period

 61.Income    .590        .652        .679        .693        .701        .701        .676        .661        .695        .270
 from
 Investment
 Operations
  Net interest
 income

 62. Net      1.049       (1.201      .679        .219        .489        (.020)      .240        .590        (1.280      .350
 realized and             )                                                                                   )
  unrealized
 gain (loss)

 63. Total
from          1.639       (.549)      1.358       .912        1.190       .681        .916        1.251       (.585)      .620
 investment
 operations

 64.Less     (.590)      (.652)      (.679)      (.693)      (.701)      (.701)      (.676)      (.661)      (.695)      (.270)
 Distributions
  From net
 interest
 income

 65. From net --          (.310)      (.140)      --          --          --          --          --          --          --
 realized gain

 66. Total    (.590)      (.962)      (.819)      (.693)      (.701)      (.701)      (.676)      (.661)      (.695)      (.270)
 distributions

67. Redempti  .001        .001        .001        .001        .001        --          --          --          --          --
 on fees
  added to paid
 in capital

 68.Net asset $ 10.6     $ 9.62      $ 11.1      $ 10.5      $ 10.3      $ 9.88      $ 9.90      $ 9.66      $ 9.07      $ 10.3
 value,      70          0           30          90          70          0           0           0           0           50
 end of period

 69.Total     17.44       (5.04)      13.18       9.11        12.49       7.20%       9.80%       14.21       (5.73)      6.23%
 return  C    %           %           %           %           %                                   %           %

 70.Net
assets,      $ 288       $ 242       $ 306       $ 242       $ 199       $ 143       $ 104       $ 63        $ 42        $ 8
 end of period
 (In millions)

 71.Ratio of  .55%        .55%        .55%        .55%        .55%        .60%B       .78%B       .84%B       .63%B       .30%A
 expenses to                                                                                                             ,B
 average net
 assets

 72.Ratio of
net           5.73        6.33%       6.13        6.65        6.96        7.22%       6.90%       7.05%       7.28%       6.66%
 interest
income        %                       %           %           %                                                           A
 to average net
 assets

 73.Portfolio 49%         26%         38%         8%          6%          8%          23%         31%         54%         38%
 turnover rate


    A ANNUALIZED
B FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
C TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FROM AUGUST 6, 1986 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1986
E EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
PERFORMANCE
Mutual fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of any transaction fees you may have paid. The figures would be lower if fees were taken into account.
Each fund's fiscal year runs from January 1 through December 31. The tables below show each fund's performance over past fiscal years compared to a measure of inflation.
   PENN MUNICIPAL MONEY MARKET
Fiscal periods    Pas   Past    Life
ended             t 1   5       of
December 31,      yea   year    fund
1995              r     s       A

Average            3.56           3.17           4.14    %
annual                %              %
total return

Cumulative                 3.56           16.87           46.55
total return                  %              %               %

   Consumer
               2.54           14.72           40.18
   Price Index B              %          %               %

   PENN MUNICIPAL INCOME
Fiscal periods    Pas   Past    Life
ended             t 1   5       of
December 31,      yea   year    fund
1995              r     s       A

Average            17.44           9.15           8.13    %
annual                %               %
total return

Cumulative                 17.44           54.93           108.59
total return                  %               %               %

   Consumer
               2.54            14.72           40.18
   Price Index B          %               %               %

A    F    ROM AUGUST 6, 1986
   B CUMULATIVE TOTAL RETURN
EXPLANATION OF TERMS
UNDERSTANDING
PERFORMANCE
YIELD illustrates the income
earned by a fund over a
recent period. Seven-day
yields are the most common
illustration of money market
performance. 30-day yields
are usually used for bond
funds. Yields change daily,
reflecting changes in interest
rates.
TOTAL RETURN reflects both the
reinvestment of income and
capital gain distributions, and
any change in a fund's share
price.
(checkmark)
TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. When a money market fund yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD. A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield. Yields for the bond fund are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. government.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money
and invests it toward a specified        goal. In technical terms, the
money market fund is currently a non-diversified fund of Fidelity Municipal
Trust II, and    the bond fund     is currently a non-diversified fund of
Fidelity Municipal Trust. Both trusts are open-end management investment companies. Fidelity Municipal Trust II was organized as a Delaware business trust on June 20, 1991. Fidelity Municipal Trust was organized as a Massachusetts business trust on June 22, 1984. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES, which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. For the money market fund, you are entitled to one vote for each share you own. For the bond fund, the number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds in
the world.
(solid bullet) Number of Fidelity mutual
funds: over    210
(solid bullet) Assets in Fidelity mutual
funds: over $   354     billion
(solid bullet) Number of shareholder
accounts: over    23     million
(solid bullet) Number of investment
analysts and portfolio
managers: over    200
(checkmark)
The funds are managed by FMR, which chooses their investments and handles
their business affairs. FTX, loc   ated in Irving, Texas, has primary
responsi    bility for providing investment management services for    the
money market fund    .
Steven Harvey is manager of Spartan Pennsylvania Municipal    Income    ,
which he has managed since October 1993. Mr. Harvey also manages Ohio
   Municipal Income    , Massachusetts    Municipal Income    , and Spartan
Maryland Municipal Income. Previously, he managed Minnesota    Municipal
Income     and was an analyst following tax-free bonds. Mr. Harvey joined
Fidelity in 1986.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services. Fidelity Service Co. (FSC) performs transfer agent servicing functions for the funds.
   FMR Corp. is the ultimate parent company of FMR and FTX. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
UMB Bank, n.a., is each fund's transfer agent, although it employs FSC to perform these functions for the funds. It is located at 1010 Grand Avenue, Kansas City, Missouri.
To carry out the funds' transactions, FMR may use its broker-dealer affiliates and other firms that sell fund shares, provided that a fund receives services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
SPARTAN PENNSYLVANIA    MUNICIPAL     MONEY MARKET    FUND     seeks to
earn high current income that is free from federal income tax and Pennsylvania personal income tax while maintaining a stable $1.00 share price by investing in high-quality, short-term municipal money market securities of all types. FMR normally invests at least 65% of the fund's total assets in state tax-free securities, and normally invests so that at least 80% of its income distributions are free from federal income tax. When you sell your shares, they should be worth the same amount as when you bought them. Of course, there is no guarantee that the fund will maintain a stable $1.00 share price. The fund follows industry-standard guidelines on the quality and maturity of its investments, which are designed to help maintain a stable $1.00 share price. The fund will purchase only high-quality securities that FMR believes present minimal credit risks and
will observe maturity restrictions on securities it buys. I   n general,
securities with longer maturities are more vulnerable to price changes,
although they may provide higher yields. It     is possible that a major
change in interest rates or a default on the fund's investments could cause its share prices (and the value of your investment) to change.
SPARTAN PENNSYLVANIA MUNICIPAL    INCOME FUND     seeks high current income
that is free from federal income tax and Pennsylvania personal income tax by investing primarily in municipal securities judged by FMR to be of investment-grade quality, although it can also invest in some lower quality securities. FMR normally invests so that at least 80% of the fund's income is free from federal and Pennsylvania personal income taxes.
A   lthough the bond fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between 8 and 18 years. As of December 31, 1995, the fund's dollar-weighted average maturity was
14.1 years.
EACH FUND'S performance is affected by the economic and political
conditions within the state of Pennsylvania.    Historically,
    Pennsylvania has been identified as a heavy industry state, although
that reputation has changed    somewhat     recently, as the industrial
composition of the Commonwealth diversified when the coal, steel, and
railroad industries began to decline.    The major sources of growth in the
Commonwealth are expected to be in the service sector, including trade, education, and financial institutions.
The money market fund stresses preservation of capital, liquidity, and income. The bond fund seeks to provide a higher level of income by investing in a broader range of securities.
The total return from a bond is a combination of income and price gains or losses. While income is the most important component of bond returns over time, the bond fund's emphasis on income does not mean that the fund invests only in the highest-yielding bonds available, or that it can avoid risks to principal. In selecting investments for the fund, FMR considers a bond's income potential together with its potential for price gains or losses. FMR focuses on assembling a portfolio of income-producing securities that it believes will provide the best tradeoff between risk and return within the range of securities that are eligible investments for the fund.
Each fund's yield and the bond fund's share price change daily and are based on interest rates, market conditions, other economic and political news, and on the quality and maturity of its investments. In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk. FMR may use various investment techniques to hedge a portion of the bond fund's risks, but there is no guarantee that these strategies will work as intended. When you sell your shares of the bond fund, they may be worth more or less than what you paid for them.
If you are subject to the federal alternative minimum tax, you should note that each fund may invest all of its assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the tax.
FMR normally invests each fund's assets according to its investment strategy. The funds do not expect to invest in federally taxable
obligations, and    the bond fund     does not expect to invest in state
taxable obligations. Each fund also reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about the funds' investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Current holdings and recent investment strategies are described in each fund's financial reports which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. Lower-quality debt securities (sometimes called "municipal junk bonds") are
con   sidered to have speculati    ve characteristics, and involve greater
risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty.
The table o   n page      provides a summary of ratings assigned to debt
holdings (not including money market instruments) in    the bond fund's
portfolio. These figures are dollar-weighted averages of month-end portfolio holdings during fiscal 1995, and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate the fund's current or future debt holdings.
    PENN MUNICIPAL INCOME
Fiscal 1995 Debt Holdings, by Rating MOODY'S
 INVESTORS SERVICE, INC.    STANDARD & POOR'S
 Rating  Average A  Rating  Averag
eA
INVESTMENT GRADE
Highest quality Aaa    40.1    % AAA    40.0    %
High quality Aa    5.9    % AA    8.4    %
Upper-medium grade A    8.6    % A    11.3    %
Medium grade Baa    13.8    % BBB    14.3    %
LOWER QUALITY
Moderately speculative Ba    5.2    % BB    1.9    %
Speculative B    0.0    % B    0.0    %
Highly speculative Caa    0.0    % CCC    0.0    %
Poor quality Ca    0.0    % CC    0.0    %
Lowest quality, no interest C  C
In default, in arrears --  D    0.0    %
     73.6    %     75.9    %
 A THE DOLLAR-WEIGHTED AVERAGE OF DEBT SECURITIES NOT RATED BY MOODY'S OR
S&P AMOUNTED TO    14.2    %. THIS MAY INCLUDE SECURITIES RATED BY OTHER
NATIONALLY RECOGNIZED RATING SERVICES, AS WELL AS UNRATED SECURITIES. FMR HAS DETERMINED THAT UNRATED SECURITIES THAT ARE LOWER-QUALITY ACCOUNT FOR
   13.0 % OF THE FUND'S TOTAL SECURITY INVESTMENTS. REFER TO THE FUND'S STATEMENT OF ADDITIONAL INFORMATION FOR A MORE COMPLETE DISCUSSION OF
THESE RATINGS.

   RESTRICTIONS: The bond fund does not currently intend to invest more than one-third of its assets in bonds judged by FMR to be of equivalent quality to those rated Ba or lower by Moody's and BB or lower by S&P, and does not currently intend to invest in bonds of equivalent quality to bonds rated lower than B. The fund does not currently intend to invest in bonds rated below Caa by Moody's or CCC by S&P.
MONEY MARKET SECURITIES are high-quality, short-term obligations issued by municipalities, local and state governments, and other entities. These obligations may carry fixed, variable, or floating interest rates. Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets so that they are eligible investments for money market funds. If the structure does not perform as intended, adverse tax or investment consequences may result. MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A fund may own a municipal security directly or through a participation interest.
   CREDIT SUPPORT. Issuers may employ various forms of credit enhancement, including letters of credit, guarantees, or insurance from a bank, insurance company, or other entity. These arrangements expose the fund to the credit risk of the entity. In the case of foreign entities, extensive public information about the entity may not be available and the entity may be subject to unfavorable political, economic, or governmental developments which might affect its ability to honor its commitment.
STATE    MUNICIPAL     SECURITIES include municipal obligations issued by
the Commonwealth of Pennsylvania or its counties, municipalities, authorities, or other subdivisions. The ability of issuers to repay their debt can be affected by many factors that impact the economic vitality of either the state or a region within the state.
Other state    municipal     securities include    general     obligations
of the U.S. territories and possessions such as Guam, the Virgin Islands, Puerto Rico, and their political subdivisions and public corporations. The
economy of Puerto Rico is closely linked to the U.S. economy        and
will be    depend on     the strength of the U.S. dollar, interest rates,
the price stability of oil imports, and the continued existence of favorable tax incentives. Recent legislation revised these incentives, but the government of Puerto Rico anticipates only a slight reduction in the average real growth rates for the economy.
ASSET-BACKED SECURITIES include interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. These securities usually rely on continued payments by a municipality, and may also be subject to prepayment risk.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. Inverse floaters have interest rates that move in the opposite direction from a benchmark, making the security's market value more volatile.
RESTRICTIONS: The money market fund may not purchase certain types of variable and floating rate securities which are inconsistent with the fund's goal of maintaining a stable share price.
MUNICIPAL LEASE OBLIGATIONS are used by municipalities to acquire land, equipment, or facilities. If the municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or a financial intermediary. In exchange for this benefit, the funds may pay periodic fees or accept a lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand features, standby commitments, and tender options are types of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The viability of a project or tax incentives could affect the value and credit quality of these securities.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
RESTRICTIONS: The money market fund may not use investment techniques which are inconsistent with the fund's goal of maintaining a stable share price. ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities.
WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect a fund's yield or the market value of its assets.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type. A fund that is not diversified may be more sensitive to these changes, and also to changes in the market value of a single issuer or industry.
RESTRICTIONS:        The funds are considered non-diversified. Generally,
to meet federal tax requirements at the close of each quarter, a fund does not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities. A fund may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.
BORROWING. A fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a bond fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: A fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET seeks as high a level of current income, exempt from federal income tax and Pennsylvania personal income tax, as is consistent with preservation of capital. The fund will normally invest so that at least 80% of its income distributions are exempt from federal income tax.
SPARTAN PENNSYLVANIA MUNICIPAL    INCOME     seeks as high a level of
current income, exempt from federal income tax and Pennsylvania personal income tax, as is consistent with its investment characteristics. The fund will normally invest so that at least 80% of its income is exempt from federal and Pennsylvania income taxes. FMR anticipates that the fund ordinarily will be fully invested in obligations whose interest is exempt from federal income tax and Pennsylvania personal income tax. The fund invests primarily in municipal bonds judged by FMR to be of investment-grade quality, although it may invest up to one-third of its assets in lower quality bonds. The fund may not purchase bonds that are judged by FMR to be of equivalent quality to those rated lower than B.
EACH FUND may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to an affiliate who provides
assistance with these services for    the money market fund    .
FMR may, from time to time, agree to reimburse the funds for management fees above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. Each fund pays a management fee at a fixed annual rate of its average net assets:
 .50% for    the money market fund     and .55% for    the bond fund.
FMR HAS A SUB-ADVISORY AGREEMENT with FTX, which has primary responsibility
for providing investment management for    the money market fund    , while
FMR retains responsibility for providing other management services. FMR
pays FTX 50% of its management fee (before expense        reimbursements)
for these services.
FSC performs many transaction and accounting functions for the funds. These services include processing shareholder transactions and calculating each fund's share price. FMR, and not the funds, pays for these services.
To offset shareholder service costs, FMR or its affiliates also collect the funds' $5.00 exchange fee, $5.00 account closeout fee, $5.00 fee for wire
purchases and redemptions, and, for    the money market fund    , the $2.00
checkwriting charge. For fiscal 1995, these fees amounted to $   2,420    ,
$   1,228    , $   220    , and $   4,830    , respectively, for    the
money market fund     and $   1,605    , $   1,120    , and $   230    ,
respectively, for    the bond fund    .
Each fund has adopted a Distribution and Service Plan. These plans recognize that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the fund's shares. It is important to note, however, that the funds do not pay FMR any separate fees for this service.
For fiscal 1995, the portfolio turnover rates for    the bond fund     was
   49    %. This rate varies from year to year.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.
If you are investing through FBSI or another financial institution or investment professional, refer to its program materials for any special provisions regarding your investment in the fund.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Requires a special application.
HOW TO BUY SHARES
EACH FUND'S SHARE PRICE, called net asset value (NAV), is calculated every
business day. The    money market fund     is managed to keep its share
price stable at $1.00. Each fund's shares are sold without a sales charge. Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another Fidelity fund.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $10,000
For the    money market fund     $25,000
TO ADD TO AN ACCOUNT  $1,000
Through automatic investment plans $500
MINIMUM BALANCE $5,000
For the    money market fund     $10,000
These minimums may vary for investments through Fidelity Portfolio Advisory Services. Refer to the product materials for details.









UNDERSTANDING THE
SPARTAN APPROACH(registered trademark)
Fidelity's Spartan Approach is
based on the principle that
lower fund expenses can
increase returns. The Spartan
funds keep expenses low in
two ways. First, higher
investment minimums reduce
the effect of a fund's fixed
costs, many of which are paid
on a per-account basis.
Second, unlike most mutual
funds that include transaction
costs as part of overall fund
expenses, Spartan
shareholders pay directly for
the transactions they make.
(checkmark)

                                      TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT

Phone 1-800-544-777 (phone_graphic)   (small solid bullet) Exchange from another    (small solid bullet) Exchange from another
                                      Fidelity fund account                         Fidelity fund account
                                      with the same                                 with the same
                                      registration, including                       registration, including
                                      name, address, and                            name, address, and
                                      taxpayer ID number.                           taxpayer ID number.
                                                                                    (small solid bullet) Use Fidelity Money
                                                                                    Line to transfer from
                                                                                    your bank account. Call
                                                                                    before your first use to
                                                                                    verify that this service
                                                                                    is in place on your
                                                                                    account. Maximum
                                                                                    Money Line: $50,000.



Mail (mail_graphic)   (small solid bullet) Complete and sign the    (small solid bullet) Make your check
                      application. Make your                        payable to the complete
                      check payable to the                          name of the fund.
                      complete name of the                          Indicate your fund
                      fund of your choice.                          account number on
                      Mail to the address                           your check and mail to
                      indicated on the                              the address printed on
                      application.                                  your account statement.
                                                                    (small solid bullet) Exchange by mail: call
                                                                    1-800-544-6666 for
                                                                    instructions.



In Person (hand_graphic)   (small solid bullet) Bring your application    (small solid bullet) Bring your check to a
                           and check to a Fidelity                        Fidelity Investor Center.
                           Investor Center. Call                          Call 1-800-544-9797 for
                           1-800-544-9797 for the                         the center nearest you.
                           center nearest you.



Wire (wire_graphic)   (small solid bullet) There may be a $5.00       (small solid bullet) There may be a $5.00
                      fee for each wire                               fee for each wire
                      purchase.                                       purchase.
                      (small solid bullet) Call 1-800-544-7777 to     (small solid bullet) Wire to:
                      set up your account                             Bankers Trust
                      and to arrange a wire                           Company,
                      transaction.                                    Bank Routing
                      (small solid bullet) Wire within 24 hours to:   #021001033,
                      Bankers Trust                                   Account #00163053.
                      Company,                                        Specify the complete
                      Bank Routing                                    name of the fund and
                      #021001033,                                     include your account
                      Account #00163053.                              number and your
                      Specify the complete                            name.
                      name of the fund and
                      include your new
                      account number and
                      your name.



Automatically (automatic_graphic)   (small solid bullet) Not available.   (small solid bullet) Use Fidelity Automatic
                                                                          Account Builder. Sign
                                                                          up for this service
                                                                          when opening your
                                                                          account, or call
                                                                          1-800-544-6666 to add
                                                                          it.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $5,000
worth of shares in the account ($10,000 for the    money market fund    )
to keep it open.
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares, (small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed,
and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account in the    money market fund    ,
you may write an unlimited number of checks. Do not, however, try to close out your account by check.
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


IF YOU SELL SHARES OF T   HE BOND FUND     AFTER HOLDING THEM LESS THAN 180 DAYS, THE FUND
WILL DEDUCT A REDEMPTION FEE EQUAL TO .50% OF THE VALUE OF THOSE SHARES. IF YOUR
ACCOUNT BALANCE IS LESS THAN $50,000, THERE ARE FEES FOR INDIVIDUAL REDEMPTION
TRANSACTIONS: $2.00 FOR EACH CHECK YOU WRITE AND $5.00 FOR EACH EXCHANGE, BANK WIRE,
AND ACCOUNT CLOSEOUT.



Phone 1-800-544-777 (phone_graphic)              All account types     (small solid bullet) Maximum check request:
                                                                       $100,000.
                                                                       (small solid bullet) For Money Line transfers to
                                                                       your bank account; minimum:
                                                                       $10; maximum: $100,000.
                                                                       (small solid bullet) You may exchange to other
                                                                       Fidelity funds if both
                                                                       accounts are registered with
                                                                       the same name(s), address,
                                                                       and taxpayer ID number.

Mail or in Person (mail_graphic)(hand_graphic)   Individual, Joint     (small solid bullet) The letter of instruction must
                                                 Tenant,               be signed by all persons
                                                 Sole Proprietorship   required to sign for
                                                 , UGMA, UTMA          transactions, exactly as their
                                                 Trust                 names appear on the
                                                                       account.
                                                                       (small solid bullet) The trustee must sign the
                                                                       letter indicating capacity as
                                                 Business or           trustee. If the trustee's name
                                                 Organization          is not in the account
                                                                       registration, provide a copy of
                                                                       the trust document certified
                                                                       within the last 60 days.
                                                                       (small solid bullet) At least one person
                                                 Executor,             authorized by corporate
                                                 Administrator,        resolution to act on the
                                                 Conservator,          account must sign the letter.
                                                 Guardian              (small solid bullet) Include a corporate
                                                                       resolution with corporate seal
                                                                       or a signature guarantee.
                                                                       (small solid bullet) Call 1-800-544-6666 for
                                                                       instructions.

Wire (wire_graphic)                              All account types     (small solid bullet) You must sign up for the wire
                                                                       feature before using it. To
                                                                       verify that it is in place, call
                                                                       1-800-544-6666. Minimum
                                                                       wire: $5,000.
                                                                       (small solid bullet) Your wire redemption request
                                                                       must be received by Fidelity
                                                                       before 4 p.m. Eastern time
                                                                       for money to be wired on the
                                                                       next business day.



Check (check_graphic)   All account types   (small solid bullet) Minimum check: $1,000.
                                            (small solid bullet) All account owners must sign
                                            a signature card to receive a
                                            checkbook.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT BALANCES
1-800-544-7544
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
QUOTES
1-800-544-8544
RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports or historical account information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing. There may be a $5.00 fee for each exchange out of the funds, unless you place your transaction on Fidelity's automated exchange services.
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page . SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for a home, educational expenses, and other long-term financial goals.
REGULAR INVESTMENT PLANS

FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND


MINIMUM   FREQUENCY     SETTING UP OR CHANGING
$500      Monthly or    (small solid bullet) For a new account, complete the
          quarterly     appropriate section on the fund
                        application.
                        (small solid bullet) For existing accounts, call
                        1-800-544-6666 for an application.
                        (small solid bullet) To change the amount or frequency of
                        your investment, call 1-800-544-6666 at
                        least three business days prior to your
                        next scheduled investment date.



DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY FUNDA



MINIMUM   FREQUENCY    SETTING UP OR CHANGING
$500      Every pay    (small solid bullet) Check the appropriate box on the fund
          period       application, or call 1-800-544-6666 for an
                       authorization form.
                       (small solid bullet) Changes require a new authorization
                       form.



FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND



MINIMUM   FREQUENCY        SETTING UP OR CHANGING
$500      Monthly,         (small solid bullet) To establish, call 1-800-544-6666 after
          bimonthly,       both accounts are opened.
          quarterly, or    (small solid bullet) To change the amount or frequency of
          annually         your investment, call 1-800-544-6666.


A BECAUSE BOND FUND SHARE PRICES FLUCTUATE, THAT FUND MAY NOT BE AN APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
   SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains earned by the bond fund are normally distributed in February and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the
application, call 1-800-544-6666 for instructions.    The bond fund offers
four options and the money market fund offers three:
5. REINVESTMENT OPTION. Your dividend and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
6. INCOME-EARNED OPTION. Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for each dividend
distribution. This option is not available for    the money market
fund.
7. CASH OPTION. You will be sent a check for your dividend and capital gain distributions, if any.
8. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions, if any, will be automatically invested in another identically registered Fidelity fund.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions, if any, will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days, or longer for a December ex-dividend date.
UNDERSTANDING
DISTRIBUTIONS
As a fund shareholder, you
are entitled to your share of
the fund's net income and
gains on its investments. The
fund passes its earnings
along to its investors as
DISTRIBUTIONS.
Each fund earns interest from
its investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund may
realize capital gains if it sells
securities for a higher price
than it paid for them. These
are passed along as CAPITAL
GAIN DISTRIBUTIONS. Money
market funds usually don't
make capital gain
distributions.
(checkmark)
TAXES
As with any investment, you should consider how an investment in a tax-free fund could affect you. Below are some of the funds' tax implications.
TAXES ON DISTRIBUTIONS. Interest income that a fund earns is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed.
However, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are taxed as dividends. Long-term capital gain distributions are taxed as long-term capital gains. These distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31. Fidelity will send you and the IRS a statement showing the tax status of the distributions paid to you in the previous year.
The interest from some municipal securities is subject to the federal alternative minimum tax. Each fund may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.
To the extent that a fund's distributions are derived from interest on
state tax-free    securities    , they will be free from the Pennsylvania
personal income tax. Capital gain distributions from the funds will be fully taxable for purposes of the Pennsylvania personal income tax. Distributions from the fund will also be exempt from the Philadelphia School District investment income tax for individuals who are residents of the City of Philadelphia to the extent that such distributions are derived
from interest on state tax-free    securities    , or to the extent that
such distributions are designated as capital gain dividends for federal
income tax purposes. Investments in the funds    will     be free from the
Pennsylvania county personal property taxes    to the extent that the
funds' assets are comprised of state tax-free securities (or certain other qualifying tax-free securities) on the an annual assessment date.
During fiscal 1995,    100    % of each fund's income dividends was free
from federal    and     Pennsylvania personal income taxes   . 45.7% of the
money market fund's and 8.2% of the bond fund's     income dividends were
subject to the federal alternative minimum tax.
       TAXES ON TRANSACTIONS. Your bond fund redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares just before a fund deducts a capital gain distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
   There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments. TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The money market fund values the securities it owns on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps the fund to maintain a stable $1.00 share price. For the bond fund, assets are valued primarily on the basis of market quotations, if available. Since market quotations are often unavailable, assets are usually valued by a method that the Board of Trustees believes accurately reflects fair value.
EACH FUND'S OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
(small solid bullet)    The money market fund     reserves the right to
limit all accounts maintained or controlled by any one person to a maximum total balance of $2 million.
(small solid bullet) You begin to earn dividends as of the first business day following the day of your purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
YOU MAY BUY OR SELL SHARES OF THE FUNDS THROUGH A BROKER, who may charge you a fee for this service. If you invest through a broker or other institution, read its program materials for any additional service features or fees that may apply.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.
(small solid bullet) Shares will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
THE REDEMPTION FEE for    the bond fund    , if applicable, will be
deducted from the amount of your redemption. This fee is paid to the fund rather than FMR, and it does not apply to shares that were acquired through reinvestment of distributions. If shares you are redeeming were not all held for the same length of time, those shares you held longest will be redeemed first for purposes of determining whether the fee applies.
       THE FEES FOR INDIVIDUAL TRANSACTIONS are waived if your account balance at the time of the transaction is $50,000 or more. Otherwise, you should note the following:
(small solid bullet) The $2.00 checkwriting charge will be deducted from your account.
(small solid bullet) The $5.00 exchange fee will be deducted from the amount of your exchange.
(small solid bullet) The $5.00 wire fee will be deducted from the amount of your wire.
(small solid bullet) The $5.00 account closeout fee does not apply to exchanges or wires, but it will apply to checkwriting.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $60.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. The fee will not be deducted from retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity funds exceed $50,000. Eligibility for the $50,000 waiver is determined by aggregating Fidelity mutual fund accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $5,000 ($10,000 for    the money market
fund    ), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed and the $5.00 account closeout fee will be charged.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be registered for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
       OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.


This prospectus is printed on recycled paper using soy-based inks.
   SPARTAN(Registered trademark) PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
A FUND OF FIDELITY MUNICIPAL TRUST II
    SPARTAN(Registered trademark) PENNSYLVANIA MUNICIPAL    INCOME FUND
A FUND OF FIDELITY MUNICIPAL TRUST
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 20, 1996
This Statement is not a prospectus but should be read in conjunction with
the funds' current Prospectus (dated February 20, 1996). Please ret   ain
this docum    ent for future reference. The funds' financial statements and financial highlights, included in the Annual Report for the fiscal year
ended December 31, 1995, ar   e in    corporated herein by reference. To
obtain an additional copy of the Prospectus or the Annual Report, please call Fidelity Distributors Corporation at 1-800-544-8888.
TABLE OF CONTENTS                                     PAGE



Investment Policies and Limitations

Special Considerations Affecting Pennsylvania

Special    Considerations     Affecting Puerto Rico

Portfolio Transactions

Valuation of Portfolio Securities

Performance

Additional Purchase and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contracts

Distribution and Service Plans

Contracts with FMR Affiliates

Description of the Trusts

Financial Statements

Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISER
FMR Texas Inc. (FTX) (money market fund)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
UMB Bank, n.a. (UMB)
Fidelity Service Co. (FSC)
PFR-ptb-296
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the fund. However, except for the fundamental investment limitations listed below,
th   e inves    tment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET
   FUND
(MONEY MARKET FUND)
THE FOLLOWING ARE THE MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) sell securities short (except by selling futures contracts), unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold;
(3) purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, and provided that the fund may make initial and variation margin payments in connection with the purchase or sale of futures contracts or of options on futures contracts;
(4) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(5) underwrite securities issued by others, except to the extent that the purchase of municipal bonds in accordance with the fund's investment objective, policies, and limitations, either directly from the issuer, or from an underwriter for an issuer, may be deemed to be underwriting;
(6) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(8) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;
(9) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limit does not apply to purchases of debt securities or to repurchase agreements); or
(10) invest in oil, gas or other mineral exploration or development programs.
(11) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) To meet federal tax requirements for qualification as a "regulated investment company," the fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "Government securities" as defined for federal tax purposes.
(ii) With respect to 75% of its to   tal assets, the fund does not
currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, the fund would hold more than 10% of the outstanding voting securities of that issuer.
(iii) The fund may borrow mo    ney only (a) from a bank or from a
registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (4)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
   (iv) The fund does not currently int    end to purchase any security if,
as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.
(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(   viii    ) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(   i    x) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the    money market     fund's policies on quality and maturity, see
the section entitled "Quality and Maturity" on page        .
For purposes of limitations (6) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
INVESTMENT LIMITATIONS OF SPARTAN PENNSYLVANIA MUNICIPAL    INCOME FUND
(   BOND F    UND)
THE FOLLOWING ARE THE BOND FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) To meet federal tax requirements for qualification as a "regulated investment company," the fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "Government securities" as defined for federal tax purposes.
(ii) With re   spect to 75% of its total assets, the fund does not
currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, the fund would hold more than 10% of the outstanding voting securities of that issuer.
(iii) The fund does not curre    ntly intend to sell securities short,
unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(   iv    ) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
   (v) The fund     may borrow money only (a) from a bank or from a
registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(vi)    The fund d    oes not currently intend to purchase any security if,
as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vii) The fund does not currently intend to engage in repur   cha    se
agreements or make loans, but this limitation does not apply to purchases of debt securities.
(   viii    ) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(   i    x) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(x) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
For purposes of limitations (4) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
For the bond fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on
page    6    .
Each fund's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the funds. AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
DELAYED-DELIVERY TRANSACTIONS. Each fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by a fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The bond
f   und may     receive fees for entering into delayed-delivery
transactions.
When purchasing securities on a delayed-delivery basis, each fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could suffer a loss.
Each fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
FEDERALLY TAXABLE OBLIGATIONS. Under normal conditions, the funds do not intend to invest in securities whose interest is federally taxable. However, from time to time on a temporary basis, each fund may invest a portion of its assets in fixed-income obligations whose interest is subject to federal income tax.
Should a fund invest in federally taxable obligations, it would purchase securities that in FMR's judgment are of high quality. These would include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; obligations of domestic banks; and repurchase
agreements. The bond    fund's s    tandards for high-quality, taxable
obligations are essentially the same as those described by Moody's Investors Service, Inc. (Moody's) in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by Standard & Poor's (S&P) in rating corporate obligations within its two highest ratings of A-1 and A-2. The money market fund will purchase taxable obligations only if they meet its quality requirements.
Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before the Pennsylvania legislature that would affect the state tax treatment of the funds' distributions. If such proposals were enacted, the availability of municipal obligations and the value of the funds' holdings would be affected and the Trustees would reevaluate the funds' investment objectives and policies.
FUTURES AND OPTIONS. The following sections pertain to futures and options:
Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS.    The funds     will
comply with guidelines established by the    SEC     with respect to
coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or
anticipated investments exactly.    The funds     may invest in options and
futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involves a risk that the options or futures position will not track the performance of a fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. FUTURES CONTRACTS. When a fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The bond fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission
(CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition,    the     fund will not: (a) sell futures contracts, purchase
put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on    a     fund's investments in futures contracts
and options, and    a     fund's policies regarding futures contracts and
options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the funds greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. A fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. A fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates a fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
   For the money market fund, FMR may determine some restricted securities and municipal lease obligations to be illiquid.
For the bond fu    nd, investments currently considered to be illiquid
include over-the-counter options. Also, FMR may determine some restricted securities and municipal lease obligations to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments for the money market fund are valued for purposes of monitoring amortized cost valuation,
and for t   he bond fun    d are priced at fair value as determined in good
faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, a fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. INDEXED SECURITIES. A fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change. One example of indexed securities is inverse floaters.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.
INTERFUND BORROWING PROGRAM. Pu   rsuant     to an exemptive order issued
by the SEC, each fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates, but will participate in the interfund borrowing program only as a borrower. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Loans may be called on one day's notice, and a fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
INVE   RSE FLOATERS have variable interest rates that typically move in the opposite direction from prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. This interest rate feature can make the prices of inverse floaters
considerab    ly more volatile than bonds with comparable maturities.
LOWER-QUALITY MUNICIPAL SECURITIES. T   he b    ond fund may invest a
portion of its assets in lower-quality municipal securities as described in the Prospectus.
While the market for Pennsylvania municipals is considered to be adequate, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a fund to value its portfolio securities, and the fund's ability to dispose of lower-quality bonds. The outside pricing services are monitored by FMR and reported to the Board to determine whether the services are furnishing prices that accurately reflect fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.
Each fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
   MONEY MARKET SECURITIES are high-quality, short-term obligations. Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and
timing of distributions made by the fund    s.
MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, the funds will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.
MUNICIPAL MARKET DISRUPTION RISK. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for the money market fund to maintain a stable net asset value per share. MUNICIPAL SECTORS:
WATER AND SEWER. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.
PUT FEATURES entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
QUALITY AND MATURITY (MONEY MARKET FUND ONLY). Pursuant to procedures adopted by the Board of Trustees, the fund may purchase only high-quality securities that FMR believes present minimal credit risks. To be considered high-quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by FMR.
   High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., Standard & Poor's A-1 or SP-1), and second tier securities are those deemed to be in the second highest rating category (e.g., Standard & Poor's A-2 or SP-2).
The fund currently intends to limit its investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, the fund may look to an interest rate reset or demand feature.
REFUNDING CONTRACTS. A    fund may pur    chase securities on a when-issued
basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). A fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to
the coupon rate or maturity of the purchased security.    To protect the
fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the
sale price plus the accrued incremental a    mount. While it does not
presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is each fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR. RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. However, in general, the money market fund anticipates holding restricted securities to maturity or selling them in an exempt transaction.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.
SOURCES OF CRED   IT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation
of the credit of a bank or another entity in determining whether to
purchase a security supported by a letter of credit g    uarantee,
insurance or other source of credit or liquidity.
STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Each fund may acquire standby commitments to enhance the liquidity of portfolio securities.
Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.
Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.
Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments. TENDER OPTION BONDS are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds for the funds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments of the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities have put features.
ZERO COUPON BONDS do not make regular interest payments. Instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.
SPECIAL CON   SIDERATIONS     AFFECTING PENNSYLVANIA
The following highlights only some of the more significant financial trends and problems affecting Pennsylvania, and is based on information drawn from official statements and prospectuses relating to securities offerings of the Commonwealth of Pennsylvania, its agencies and instrumentalities, as available on the date of this Statement of Additional Information. FMR has not independently verified any of the information contained in such official statements and other publicly available documents, but is not aware of any fact which would render such information inaccurate.
OVERVIEW. Because the funds concentrate their investments in Pennsylvania, there are risks associated with the funds that would not exist if the funds' investments were more widely diversified. These risks include the possible enactment of new legislation in Pennsylvania that could affect obligations of the state or its political subdivisions, municipalities or agencies, economic factors that could affect such obligations, and varying levels of supply and demand for obligations of the Commonwealth and its political subdivisions, municipalities, and agencies.
CONSTITUTIONAL AND STATUTORY REVENUE LIMITATIONS. The Constitution of Pennsylvania requires that all taxes shall be uniform, upon the same class of subjects, within the territorial limits of the authority levying the tax, and shall be levied and collected under the general laws of the Commonwealth of Pennsylvania.
The Constitution of Pennsylvania provides that the General Assembly may exempt from taxation certain persons and property. For instance, the General Assembly may establish exemption or special tax treatment for classes based on age, disability, infirmity, or poverty.
Local taxes (other than Philadelphia) are generally authorized under the Local Tax Enabling Act. This statute generally authorizes, and imposes limits on, the ability of political subdivisions to impose taxes. Pennsylvania's political subdivisions consist of counties, municipalities, and school districts. The Local Tax Enabling Act does not apply to counties whose taxing authority is limited for the most part to real estate and personal property taxes. Most Philadelphia taxes (other than real estate and personal property taxes) are imposed pursuant to the general authority of the Sterling Act and the Little Sterling Act, applicable to the City and School District, respectively. Each of these statutes grants broad taxing powers, but generally prohibits taxing what the Commonwealth taxes. The Philadelphia business privilege tax is imposed under the authority of the First Class City Tax Reform Act.
The Pennsylvania Intergovernmental Cooperation Authority Act for cities of the first class authorizes Philadelphia to enact a combination of a sales tax, a realty transfer tax or a wage and net profits tax for the benefit of the Pennsylvania Intergovernmental Cooperation Authority ("PICA"). The PICA tax on wages and net profits reduces the amount of wage and net profits taxes imposed under the Sterling Act (prior to the imposition of the PICA tax), so that the combined rate of tax remains the same. Other local taxes are specially enacted or authorized for certain classes of localities, including Philadelphia and Pittsburgh.
   Among the legislation currently being considered by the Pennsylvania General Assembly is a Bill which would give local governments the option of reducing property taxes and simplifying their local tax system by collecting an earned income tax.
PENNSYLVANIA TAXES. Although Pennsylvania state taxes had, in general, been lowered during the 1980s, the fiscal 1992 budget for the Commonwealth included in excess of $2.7 billion of tax increases, consisting largely of tax-rate increases and expansion of the existing tax base. Some of the more
significant tax changes include   d     an increase in the personal income
tax rate from 2.1% to 2.8% (with an additional .3% surtax for the period July 1, 1991 through June 30, 1992); an increase in the Pennsylvania corporate net income tax rate from 8.5% to 10.5% (plus an additional surtax of 1.75%); repeal of the Pennsylvania corporate net income tax net operating loss carryover; an increase in the Pennsylvania capital stock/foreign franchise tax rate from 9.5 mills to 13 mills (dropping to
12.75 mills for taxable years beginning on or after January 1, 1992); and an expansion of the sales and use tax base.
The fiscal 1995 budget include   d     tax reductions totalling an
estimated $166.4 million. Some of the more significant changes
include   d     an increase in the Pennsylvania personal income tax
dependent exemption for low income working families; a reduction in the Pennsylvania corporate net income tax rate from 12.25% to 9.99% to be phased-in over a period of four years; and reinstatement of a Pennsylvania corporate net income tax net operating loss carryover to be phased-in over a period of three years with an annual cap of $500,000. Several other changes to the Pennsylvania sales tax, the Pennsylvania inheritance tax and the Pennsylvania capital stock/franchise tax were also enacted.
   Tax changes (generally reductions) enacted with the fiscal 1996 budget totalled $282.9 million. The largest dollar value changes were in the corporate net income tax where the scheduled 1997 reduction of the tax rate to 9.99% was accelerated to the 1995 tax year. Some of the other more significant changes include a double weighting for the sales factor of the corporate minimum allowance for the corporate net income tax net operating loss deduction from $500,000 to $1,000,000; an increase in the capital stock/ franchise tax exemption amount to $100,000; the repeal of the tax on annuities; and acceleration of the phase-out of the inheritance tax on transfers of certain property to a surviving spouse. In addition, a 90-day tax amnesty program was authorized and implemented from mid-October 1995 through mid-January 1996.
GENERAL ECONOMIC CONDITIONS IN PENNSYLVANIA. Historically, the key industries in Pennsylvania were in the areas of manufacturing and mining, with steel and coal industries of national importance. These industries have made Pennsylvania vulnerable not only to cyclical economic fluctuations, but also to pronounced long-term changes in the nation's economic structure. In recent years, the state has experienced growth in the services sector, including trade, medical and health services, education, and financial institutions. Manufacturing has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. This growth in the services and trade sector has helped diversify Pennsylvania's economy and reduce the state's unemployment rate.
   Financial conditions during the fiscal years 1990 through 1994 were distinguished by slow economic growth and a rapid expansion of the costs of certain governmental programs that together placed significant stress on the Commonwealth's budget. These problems were particularly evident during the fiscal years 1990 and 1991 when revenues were significantly below projections and expenditures, largely driven by demand for public welfare services, rose above budget amounts. As a result, each of those fiscal years ended with a negative unreserved-undesignated fund balance. Actions taken during fiscal 1992 to bring the General Fund budget into balance, including tax increases and expenditure restraints, resulted in a $1.1 billion reduction in the unreserved-undesignated fund deficit for combined governmental fund types and a return to a positive fund balance. Financial performance continued to improve during the 1993 and 1994 fiscal years. the fund balance for governmental fund types increased from $1,692.8 million on June 30, 1993, as restated, to $1,982.0 million on June 30, 1994.
The 1994 fiscal year closed with revenues of $15.2 billion (on a budgetary basis), $38.6 million above the fiscal year estimate. Additional revenues were provided by higher than anticipated sales tax revenues and a reduction in tax refund reserves resulting from a favorable decision in a pending tax litigation. Personal income tax revenues, however, were below estimate. Expenditures (net of certain pooled financing expenditures and appropriation lapses) totaled $14.9 billion, representing a 7.2% increase over fiscal 1993 expenditures.
   Fiscal 1995 was the fourth consecutive fiscal year the Commonwealth reported an increase in the fiscal year-end unappropriated balance. The fiscal 1995 unappropriated surplus (prior to reserves for transfers to the Tax Stabilization Reserve Fund) was $540 million, an increase of $204.2 million over the fiscal 1994 closing unappropriated surplus (prior to transfers). Commonwealth revenues totalled $16,224.6 million, $459.4 million (2.9%) above the estimate of revenues used at the time the budget was enacted. The higher than estimated revenues from tax sources were due to faster economic growth in the national and state economy than had been projected when the budget was adopted. Expenditures (excluding pooled financing expenditures but including $65.5 million of supplemental appropriations) totalled $15,674.7 million, representing a 5% increase in spending over fiscal 1994.
The enacted fiscal 1996 budget provides for expenditures from Commonwealth revenues of $16,161.7 million, a 2.7% increase over total appropriations from Commonwealth revenues in fiscal 1995. The fiscal 1996 budget is based on anticipated Commonwealth revenues, net of enacted tax changes, of Commonwealth revenues of .3%. Excluding the estimated effects of tax changes enacted in 1994 and 1995, Commonwealth revenues for fiscal 1996 are estimated to increase by 2.9%.
The following table shows the average annual unemployment rate for Pennsylvania and the nation for the periods indicated. This information is drawn from official statements and prospectuses relating to securities offerings of the state of Pennsylvania, its agencies, and instrumentalities. No independent verification of the information contained in such official statements and other publicly available documents has been made.
   Period          Pennsylvania          United States

1987          5.7%          6.2%

   1988          5.1%          5.5%

   1989          4.5%          5.3%

   1990          5.4%          5.5%

   1991          6.9%          6.7%

   1992          7.5%          7.4%

   1993          7.1%          6.8%

   1994          6.2%          6.1%

As of October, 199   5    , the seasonally adjusted unemployment rate for
the Commonwealth was    5.1    %   , compared to 5.5% for the United
States    .
There is various litigation pending against the Commonwealth, its officers,
and employees.    In 1978, the Pennsylvania General assembly approved a
limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. approximately 3,500 suits against the Commonwealth are pending, some of which, if decided adversely to the Commonwealth, could have a material adverse impact on
governmental operations    .
Certain Pennsylvania municipalities and political subdivisions have also experienced economic downturns. For example, the financial condition of the City of Philadelphia had impaired its ability to borrow and resulted in its obligations being downgraded by the major rating services to below
investment grade.    (However, these obligations have since been upgraded
to Baa/BBB by Moody's and S&P, respectively).     Legislation provided for
the establishment of the Pennsylvania Intergovernmental Cooperation Authority (PICA) to assist Philadelphia in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt to liquidate budget deficits and to make factual findings and recommendations to the City concerning its budgetary and fiscal affairs. At
this time Philadelphia is operating under a five-year fiscal plan    (for
1996-2000)     approved by PICA on April    17    , 199   5, as modified on
July 12, 1995    . The audited general fund balance as of June 30,
199   4     showed a surplus of approximately $   15.4     million. The
unaudited preliminary General Fund balanced as of June 30, 199   5
estimates a surplus of approximately $   80.5     million.
All of the foregoing factors could affect the outstanding obligations of the Commonwealth and its municipalities and political subdivisions, including obligations held by the funds. Further, there can be no assurance that the same factors that adversely affect the economy of the Commonwealth generally will not also adversely affect the market value or marketability of obligations issued by local units of government or local authorities in the Commonwealth, or the ability of the obligators to pay the principal of
or interest on such obligations. In November 199   5    , Pennsylvania
General Obligation Bonds were rated A1 by Moody's and AA- by Fitch and S&P.
   SPECIAL CONSIDERATIONS AFFECTING PUERTO RICO
The following only highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico"), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico and its agencies and instrumentalities, as available on the date of this Statement of Additional Information. FMR has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents, but is not aware of any fact which would render such information materially inaccurate.
The economy of Puerto Rico is closely linked with that of the United States, and in fiscal 1994 trade with the United States accounted for approximately 87% of Puerto Rico's exports and approximately 67% of its imports. In this regard, in fiscal 1994 Puerto Rico experienced a $4.3 billion positive adjusted merchandise trade balance. Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each year. In fiscal 1994 aggregate personal income was $25.7 billion and personal per capita income was $7,047. Gross domestic product in fiscal 1993, 1994, and 1995 was $25.2 billion, $26.6 billion, and $28.3 billion, respectively. For fiscal 1996, an increase in gross domestic product of 2.7% over fiscal 1995 is forecasted. However, actual growth in the Puerto Rico economy will depend on several factors, including the condition of the U.S. economy, the exchange rate for the U.S. dollar and the price stability of oil imports and interest rates. Due to these factors, there is no assurance that the economy of Puerto Rico will continue to grow.
Puerto Rico's economy continued to expand throughout the five-year period from fiscal 1991 through fiscal 1995. While trends in the Puerto Rico economy generally follow those of the United States, Puerto Rico did not experience a recession primarily because of its strong manufacturing base, which has a large component of non-cyclical industries. Other factors behind the continued expansion included Commonwealth-sponsored economic development programs, stable prices of oil imports, low exchange rates for the U.S. dollar, and the relatively low cost of borrowing funds during the period.
Puerto Rico has made marked improvements in fighting unemployment. Unemployment is at a low level compared to that of the late 1970s, but it still remains significantly above the U.S. average. The unemployment rate declined from 16.0% to 13.8% from fiscal 1994 to fiscal 1995.
The economy of Puerto Rico has undergone a transformation in the later half of this century from one centered around agriculture to one dominated by the manufacturing and service industries. Manufacturing is the cornerstone of Puerto Rico's economy, accounting for $16.3 billion or 41.5% of gross domestic product in fiscal 1994. However, manufacturing has experienced a basic change over the years as a result of the influx of higher wages, high technology industries such as the pharmaceutical industry, electronics, computers, micro processors, scientific instruments, and high technology machinery. The service sector, which employs the largest number of people, includes wholesale and retail trade, finance, and real estate, and ranks second in its contribution to gross domestic product. In fiscal 1994, the service sector generated $15.0 billion in gross domestic product and employed over 478,000 workers. The government sector of the Commonwealth plays an important role in Puerto Rico's economy. In fiscal year 1994, the government accounted for $4.1 billion of Puerto Rico's gross domestic product and provided 22.2% of the total employment. Tourism also contributes significantly to the island economy, accounting for $1.8 billion of gross domestic product in fiscal 1995.
The present administration, which took office in January 1993, envisions major economic reforms and has developed a new economic development program to be implemented in the next few years. This program is based on the premise that the private sector will be the primary vehicle for economic development and growth. The program promotes changing the role of the government from one of being a provider of most basic services to one of being a facilitator for private sector initiatives and will encourage private sector investment by reducing regulatory restraints. The program contemplates the development of initiatives that will foster private investment, both external and internal, in areas that are served more efficiently and effectively by the private sector. The program also contemplates a general revision of the tax system to expand the tax base, reduce top personal and corporate tax rates, and simplify a highly complex system. On October 31, 1994, legislation was enacted which provided for comprehensive revisions to Puerto Rico's income tax system. Other important goals for the new program are to reduce the size of the government's direct contribution to gross domestic product and, to facilitate private sector development and growth which would be realized through a reduction in government consumption and an increase in government investment in order to improve and expand Puerto Rico's infrastructure.
Much of the development of the manufacturing sector of the economy of Puerto Rico is attributable to federal and Commonwealth tax incentives, most notably section 936 of the Internal Revenue Code of 1986, as amended ("Section 936") and the Commonwealth's Industrial Incentives Program.
Section 936 currently grants U.S. corporations that meet certain criteria and elect its application, a credit against their U.S. corporate income tax on the portion of the tax attributable to (i) income derived from the active conduct of a trade or business in Puerto Rico ("active income"), or from the sale or exchange of substantially all the assets used in the active conduct of such trade or business, and (ii) qualified possession sources investment income ("passive income"). The Industrial Incentives Program, through the 1987 Industrial Incentives Act, grants corporations engaged in certain qualified activities a fixed 90% exemption from Commonwealth income and property taxes and a 60% exemption from municipal license taxes.
Pursuant to recently enacted amendments to the Internal Revenue Code (the "Code"), and for taxable years commencing after 1993, two alternative limitations will apply to the Section 936 credit against active business income and sale of assets as previously described. The first option will limit the credit against such income to 40% of the credit allowed under current law, with a five-year phase-in period starting at 60% of the current credit. The second option will limit the allowable credit to the sum of (i) 60% of qualified compensation paid to employees (as defined in the Code); (ii) a specified percentage of depreciation deductions; and
(iii) a portion of the Puerto Rico income taxes paid by the Section 936 corporation, up to a 9% effective tax rate.
At present, it is difficult to forecast what the long-term effects of the new limitations to the Section 936 credit will be on the economy of Puerto Rico. However, preliminary econometric studies by the government of Puerto Rico and private sector economists (assuming no enhancements to the existing Industrial Incentives Program) project only a slight reduction in average real growth rates for the economy of Puerto Rico. These studies also show that particular industry groups will be affected differently. For example, manufacturers of pharmaceuticals and beverages may suffer a larger reduction in tax benefits due to their relatively higher profit margins. In addition, the above limitations are not expected to reduce the tax credit currently enjoyed by labor-intensive, lower profit margin industries, which represent approximately 40% of the total employment by Section 936 corporations in Puerto Rico.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's
managem   ent contract. In the case     of the money market, FMR has
granted investment management authority to the sub-adviser (see the section entitled "Management Contracts"), and the sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. Securities purchased and sold by the money market fund generally will be traded on a net basis (i.e., without commission). In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of
securities or the purchasers or sellers of securities. In    addition,
suc    h broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). FMR maintains a listing of broker-dealers who provide such services on a regular basis. However, as many transactions on behalf of the money market fund are placed with broker-dealers (including broker-dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services were provided. The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds, or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI), a subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules. Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended December 31, 1995 and 1994, the    bond
fund's     portfolio turnover rates were    49%     and 26%,
respectively   .
For fiscal 1   995, 1994, an    d 1993, the funds paid no brokerage
commissions.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION OF PORTFOLIO SECURITIES
MONEY MARKET FUND. The fund values its investments on the basis of amortized cost. This technique involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes which reflect current market conditions. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.
Valuing the fund's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 under the Investment Company Act of 1940. The fund must adhere to certain conditions under Rule 2a-7.
The Board of Trustees of the trust oversees FMR's adherence to SEC rules concerning money market funds, and has established procedures designed to
stabilize the fund's    net asset value (    NAV   )     at $1.00. At such
intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
During periods of declining interest rates, the fund's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder in the fund would be able to obtain a somewhat higher yield than would result if the fund utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.
BOND FUND. Valuations of portfolio securities furnished by the pricing service employed by the fund are based upon a computerized matrix system or appraisals by the pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the fund and FSC under the general supervision of the Board of Trustees. There are a number of pricing services available, and the Trustees, or officers acting on behalf of the Trustees, on the basis of on-going evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part. Futures contracts and options are valued on the basis of market quotations if available.
PERFORMANCE
The funds may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not
intended to indicate future r   eturns.     A bond fund's share price, and
each fund's yield and total return fluctuate in response to market conditions and other factors, and the value of a bond fund's shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. To compute the money market fund's yield for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. The money market fund also may calculate a compound effective yield by compounding the base period return over a one-year period. In addition to the current yield, the money market fund may quote yields in advertising based on any historical seven-day period. Yields for the money market fund are calculated on the same basis as other money market funds, as required by regulation.
For the bond fund, yields are computed b   y divid    ing the fund's
interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the fund's net asset value per share (NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Yields do not reflect the fund's .50% redemption fee, which applies to shares held less than 180 days. Income is calculated for purposes of the bond fund's yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.
Income ca   lculated for the purposes of determining th    e bond fund's
yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the
compounding of income assumed in yield calculations,    the bond fund's
yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, each fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
A fund's tax-equivalent yield is the rate an investor would have to earn
from a fully taxable investment before    taxes to     equal the fund's
tax-free yield. Tax-equivalent yields are calculated by dividing a fund's yield by the result of one minus a stated federal or combined federal and state and city tax rate. If only a portion of a fund's yield is tax-exempt, only that portion is adjusted in the calculation.
The following tables show the effect of a shareholder's tax status on effective yield under federal and state income tax laws for 1996. The
second    and third     table   s     show the approximate yield a taxable
security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations yielding from 3.0% to 8.0%. Of course, no assurance can be given that a fund will achieve any specific tax-exempt yield. While the funds invest principally in obligations whose interest is exempt from federal and state income tax, other income received by the funds may be taxable. The tables do not take into account local taxes, if any, payable on fund distributions.
Use the first table to find your approximate effective tax bracket taking
into account federal and state    taxes for 19    96.
1996 TAX RATES

                                                          Combined        Combined

                                                          Pennsylvania    Pennsylvania,

                                 Marginal                 and             Federal,

                                 Federal                  Federal         and City of

Taxable Income                   Income        Marginal   Effective       Philadelphia

Single Return*   Joint Return*   Tax Bracket   Tax Rate   Tax Bracket**   Tax Bracket**


      State of       City of
      Pennsylvania   Philadelphia


$ 24,001 -   $ 58,150   $ 40,101 -   $ 96,900   28%     2.8%   4.86%   30.02%   33.52%

 58,151 -     121,300    96,901 -     147,700   31%     2.8%   4.86%   32.93%   36.29%

 121,301 -    263,750    147,701 -    263,750   36%     2.8%   4.86%   37.79%   40.90%

 263,751     & above     263,751     & above    39.6%   2.8%   4.86%   41.29%   44.23%


* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
Having determined your effective tax bracket, use the following table to determine the tax-equivalent yield for a given tax-free yield.
CITY OF PHILADELPHIA RESIDENTS - TRIPLE TAXES - 1996
If your effective combined federal   ,     state and Philadelphia personal
income tax rate in 1996 is:
         33.52%          36.29    %   4   0.    90%      44.23    %



To match these


tax-free yields:   Your taxable investment would have to earn the following yield:


3%                    4.51    %                                                         4.71    %       5.08    %       5.38    %


4%                    6.02    %                                                         6.28    %       6.77    %       7.17    %


5%                    7.52    %                                                         7.85    %       8.46    %       8.96    %


6%                    9.02    %                                                         9.42    %       10.15    %      10.76    %


7%                    10.53    %                                                        10.99    %      11.84    %      12.55    %


8%                    12.03    %                                                        12.56    %      13.54    %      14.34    %






PENNSYLVANIA (OUTSIDE PHILADELPHIA) - DOUBLE TAXES - 1996
If your effective combined federal and state personal income tax rate in
1996 is:
      30.02%   32.93%   37.79%   41.29%



To match these


tax-free yields:   Your taxable investment would have to earn the following yield:


3%                 4.29%                                                             4.47%           4.82%           5.11%


4%                 5.72%                                                             5.96%           6.43%           6.81%


5%                 7.14%                                                             7.46%           8.04%           8.52%


6%                 8.57%                                                             8.95%           9.65%           10.22%


7%                 10.00%                                                            10.44%          11.25%          11.92%


   8%                 11.43%                                                            11.93%          12.86%          13.63%



Each fund may invest a portion of its assets in obligations that are subject to state or federal income taxes. When a fund invests in these obligations, its tax-equivalent yield will be lower. In the table above, the tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average
annual    total return of 7.18%, which is the steady annual rate of return
that would equal 100% growth on a compounded basis in ten years. Wh    ile
average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may or may not include the effect of the
   bond     fund's .50% redemption fee on shares held less than 180 days.
Excluding a fund's redemption fee from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration, and may omit or include the effect of the $5.00 account closeout fee.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
HISTORICAL FUND RESULTS. The following tables show the money market fund's 7-day yield, the bond fund's 30-day yield, each fund's tax-equivalent yield, and total returns for periods ended December 31, 1995. Total return figures include the effect of the $5.00 account closeout fee based on an average size account, but not the bond fund's .50% redemption fee, applicable to shares held less than 180 days.
The tax-equivalent yield is based on a combined effective federal and state income tax rate of 37.79% and reflects that, as of December 31, 1995, none
of the funds   '     income was subject to state taxes. Note that each fund
may invest in securities whose income is subject to the federal alternative minimum tax.


             Average Annual Total Returns                                    Cumulative Total Returns
                      Tax-Equivalent One           Five         Life of      One            Five                Life of
             Yield    Yield          Year          Years        Fund*        Year           Years               Fund*

Money Market    4.15% 6.67    %         3.56    %     3.17    %    4.14    %      3.56    %    16.86    %        46.54    %
Fund

Bond Fund       4.94% 7.94    %         17.43    %    9.15    %    8.13    %    17.43    %     54.92    %        108.58    %


* From August 6, 1986 (commencement of operations).
Note: If FMR had not reimbursed certain fund expenses during these periods, the funds' total returns would have been lower.
The following table shows the income and capital elements of each fund's cumulative total return. The table compares each fund's return to the record of the Standard & Poor's Composite Index of 500 Stocks (S&P
500   (registered trademark)    ), the Dow Jones Industrial Average (DJIA),
and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. The CPI information is as of the month end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad average of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Of course, since each fund invests in short-term fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the funds. Figures for the S&P 500 and DJIA are based on the prices of unmanaged groups of stocks and, unlike the funds' returns, do not include the effect of paying brokerage commissions or other costs of investing.
During the period from August 6, 1986 (commencement of operations) to
December 31, 1995, a hypothetical $10,000 investment in    the money market
fund     would have grown to $   14,655    , assuming all distributions
were reinvested. This was a period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
         SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND         INDICES


              Value of     Value of        Value of

              Initial      Reinvested      Reinvested                               Cost

Year Ended    $10,000      Dividend        Capital Gain    Total                    of

December 31   Investment   Distributions   Distributions   Value   S&P 500   DJIA   Living**



1995    $10,000   $   4,655        $ 0    $   14,655       $   34,960       $   38,852       $   14,018

1994    10,000     4,151              0   14,151            25,411           28,416           13,671

1993     10,000   3,790             0     13,790           25,081           27,070           13,315

1992     10,000    3,491            0     13,491           22,784           23,138           12,959

1991     10,000   3,111             0     13,111           21,167           21,565           12,594

1990     10,000    2,540            0     12,540           16,222           17,343           12,219

1989     10,000   1,825             0     11,825           16,743           17,437           11,516

1988     10,000   1,118             0     11,118           12,715           13,234           11,005

1987     10,000   584               0     10,584           10,904           11,416           10,539

1986*    10,000   151               0     10,151           10,359           10,828           10,091


* From August 6, 1986 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on August 6, 1986, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   14,655    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to $   3,829     for
dividends and $   0     for capital gains distributions. Tax consequences
of different investments have not been factored into the above figures. The figures in the table do not reflect the effect of the fund's $5.00 account closeout fee.
During the period from August 6, 1986 (commencement of operations) to
December 31, 1995, a hypothetical $10,000 investment in    the bond
fund     would have grown to $   20,859    , assuming all distributions
were reinvested. This was a period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
      SPARTAN PENNSYLVANIA MUNICIPAL INCOME FUND   INDICES


              Value of     Value of        Value of

              Initial      Reinvested      Reinvested                               Cost

Year Ended    $10,000      Dividend        Capital Gain    Total                    of

December 31   Investment   Distributions   Distributions   Value   S&P 500   DJIA   Living**



1995    $   10,670       $   9,385       $   804       $   20,859       $   34,960       $   38,852       $   14,018

1994     9,620           7,418            725           17,763           25,411           28,416          13,671

1993    11,130           7,342             232          18,704          25,081           27,070           13,315

1992    10,590           5,936             0            16,526          22,784           23,138           12,959

1991    10,370           4,776             0           15,146           21,167           21,565           12,594

1990    9,880             3,584            0           13,464           16,222           17,343           12,219

1989    9,900            2,660             0           12,560           16,743           17,437           11,516

1988    9,660            1,778             0           11,438           12,715           13,234           11,005

1987    9,070            945               0           10,015           10,904           11,416           10,539

1986*   10,350           273               0           10,623           10,359           10,828           10,091


* From August 6, 1986 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on August 6, 1986, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   19,668    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to $   6,319     for
dividends and $   450     for capital gains distributions. Tax consequences
of different investments have not been factored into the above figures. The figures in the table do not reflect the effect of the fund's $5.00 account
closeout fee   , or     the fund's .50% redemption fee applicable to shares
held less than 180 days.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
A fund may compare its performance or the performance of securities in which it may invest to averages published by IBC USA (Publications), Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. The IBC/Donoghue's MONEY FUND AVERAGES(trademark)/All Tax-Free, which is reported in the MONEY FUND REPORT(registered trademark),
covers over    395     tax-free money market funds. The Bond Fund Report
AverageS(trademark)/Municipal, which is reported in the BOND FUND
REPORT(registered trademark), covers over    559     tax-free bond funds.
When evaluating comparisons to money market funds, investors should consider the relevant differences in investment objectives and policies. Specifically, money market funds invest in short-term, high-quality instruments and seek to maintain a stable $1.00 share price. Bond funds, however, invests in longer-term instruments and its share price changes daily in response to a variety of factors.
A fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike tax-free mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The initial investment requirements and sales charges of many tax-free mutual funds are lower than the purchase cost of individual municipal bonds, which are generally issued in $5,000 denominations and are subject to direct brokerage costs.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus, a quarterly magazine provided free of charge to Fidelity fund shareholders. A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation
are calculated using averages of historical data. In advertising,    the
bond     fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
As of December 31, 1995, FMR advised over $   26.5     billion in tax-free
fund assets, $   81     billion in money market fund assets, $   240
billion in equity fund assets, $   49     billion in international fund
assets, and $   23     billion in Spartan fund assets. The funds may
reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, each fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Each fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading.
The NYSE has designated the following holiday closings    for 1996: New
Year'    s Day, President's Day (observed), Good Friday, Memorial Day
(observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, the funds will not process wire purchases and redemptions on days when the Federal Reserve Wire System is closed.
FSC normally determines each fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and
Exchange Commission (SEC).    To the extent that portfolio securities are
traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's
portfolio securities may not oc    cur on days when the fund is open for
business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the Investment Company Act of 1940 (the 1940
Act), each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. To the extent that each fund's income is designated as federally tax-exempt interest, the daily dividends declared by the fund are also federally tax-exempt. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. These gains will be taxed as ordinary income. Each fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (if any) for the prior year.
Shareholders are required to report tax-exempt income on their federal tax returns. Shareholders who earn other income, such as Social Security benefits, may be subject to federal income tax on up to 85% of such benefits to the extent that their income, including tax-exempt income, exceeds certain base amounts.
   Each fund purchases municipal securit    ies that are free from federal
income tax based on opinions of counsel regarding their tax status. These opinions generally will be based on covenants by the issuers or other parties regarding continuing compliance with federal tax requirements. If at any time the covenants are not complied with, distribution to shareholders of interest on a security could become federally taxable retroactive to the date the security was issued. For certain types of structure securities, opinions of counsel may also be based on the effect of the structure on the federal and state tax treatment of the income.
As a result of the Tax Reform Act of 1986, interest on certain "private activity" securities is subject to the federal alternative minimum tax
(AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities will be
considered tax-exempt for purposes of    the bond     fund's polic   y
of investing so that at least 80% of its income is free from federal income
tax    and the money market fund's policy of investing so that at least 80%
of its income distributions are free from federal income tax    . Interest
from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Private activity securities issued after August 7, 1986 to benefit a private or industrial user or to finance a private facility are affected by this rule.
A portion of the gain on bonds purchased with market discount after April 30, 1993 and short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains. Dividend distributions resulting from a recharacterization of gain from the sale of bonds purchased with market discount after April 30, 1993 are not considered income for purposes of the bond fund's policy of investing so that at least 80% of its income is free from federal income tax and the money market fund's policy of investing so that at least 80% of its income distributions are free from federal income tax. The money market fund may distribute any net realized short-term capital gains and taxable market discount once a year or more often, as necessary, to maintain its net asset value at $1.00 per share.
Corporate investors should note that a tax preference item for purposes of the corporate AMT is 75% of the amount by which adjusted current earnings (which includes tax-exempt interest) exceeds the alternative minimum taxable income of the corporation. If a shareholder receives an exempt-interest dividend and sells shares at a loss after holding them for a period of six months or less, the loss will be disallowed to the extent of the amount of exempt-interest dividend.
PENNSYLVANIA TAXES. To the extent that each fund's distributions are
derived from interest on state tax-free    securities    , its income
dividends will be exempt from the Pennsylvania personal income tax.
However, distributions attributable to capital gains    (whether or not
    from state tax-free    securities)     are not exempt from the
Pennsylvania personal income tax. Distributions of interest earned from non-exempt obligations are not exempt from the Pennsylvania personal income tax. The funds' dividends may or may not be exempt from current or future taxes of certain Pennsylvania municipalities.
To the extent a fund's investments    on the annual assessment date
    consist of (i) municipal obligations of the Commonwealth of Pennsylvania and its political subdivisions or municipal authorities, and
(ii) obligations of the United States, including certain obligations of Puerto Rico, the Virgin Islands and Guam, and any U.S. territories or possessions whose obligations are immune from state and local taxation under federal law, collectively referred to as exempt obligations, shares purchased as an investment in either of the funds will not be taxable for purposes of the Pennsylvania county personal property tax. Any holdings other than exempt obligations may result in shares of the funds being wholly or partially subject to the taxes described above.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains. The money market fund does not anticipate distributing long-term capital gains.
As of December 31, 19   95    , the bond fund had a capital loss
carryforward aggregating approximately $   176,917, which     will expire
on December 31,    2003,     is available to offset future capital gains.
   As of December 31, 1995, the money market fund had a capital loss carryforward aggregating approximately $39,000. This loss carryforward of which $5,000, $5,000, $19,000, and $10,000 will expire on December 31,
1997, 1998, 2002, and 2003, respectively, is available to offset future capital gains.
TAX STATUS OF THE FUNDS. Each fund int   ends to qu    alify each year as a
"regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. Each fund intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the fund's gross income for each fiscal year. Gains from some futures contracts and options are included in this 30% calculation, which may limit a fund's investments in such instruments.
Each fund is treated as a separate entity from the other funds of Fidelity Municipal Trust (Spartan Pennsylvania Municipal Income Fund) and Fidelity Municipal Trust II (Spartan Pennsylvania Municipal Money Market Fund) for
t   ax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation. FMR
All of the stock of FMR    is owned by FMR Corp., its parent organized in
1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be
deemed, under the 1940 Act, to form a controlling group w    ith respect to
FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions as follows: FSC, which is the transfer and shareholder servicing agent for certain of the funds advised by FMR; Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for institutional customers and funds sold through intermediaries; and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the
timing of person   al investing in rela    tion to trades by Fidelity funds
and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees and executive officers of the trust   s     are listed below.
Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers
elected or appointed to Fidelity Municipal Trust    II     prior to the
money market fund's conversion from a series of Fidelity Municipal Trust served in identical capacities. All persons named as Trustees also serve in similar capacities for other funds advised by FMR. The business address of each Trustee and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston,
Massachusetts 02109, which is also the address of FMR. Th   e business
address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested
persons" by virtue of their affiliation with     either the trust or FMR
are indicated by an asterisk (*).
*EDWARD C. JOHNSON    3d (65), T    rustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEAD (54), Trustee and Senior Vice President, is President of FMR; and President and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. RALPH F. COX (63), Trustee (1991), is a consultant to Western Mining Corporation (1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production, 1990). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Sanifill Corporation (non-hazardous waste, 1993) and CH2M Hill Companies (engineering). In addition, he served on the Board of Directors of the Norton Company (manufacturer of industrial devices, 1983-1990) and continues to serve on the Board of Directors of the Texas State Chamber of Commerce, and is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (64), Trustee (1992). Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores, 1990), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
RICHARD J. FLYNN (71), Trustee, is a financial consultant. Prior to September 1986, Mr. Flynn was Vice Chairman and a Director of the Norton Company (manufacturer of industrial devices). He is currently a Trustee of College of the Holy Cross and Old Sturbridge Village, Inc., and he previously served as a Director of Mechanics Bank (1971-1995).
E. BRADLEY JONES (68), Trustee (1990). Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Cleveland-Cliffs Inc (mining), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products, 1990), and he previously served as a Director of NACCO Industries, Inc. (mining and marketing, 1985-1995) and Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee of First Union Real Estate Investments, a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (63), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Vice Chairman of the Board of Directors of the National Arts Stabilization Fund, Vice Chairman of the Board of Trustees of the Greenwich Hospital Association, and as a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995).
*PETER S. LYNCH (52), Trustee (1990) is Vice Chairman and Director of FMR
(1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston (1990).
GERALD C. McDONOUGH (66), Trustee, is Chairman of G.M. Management Group (strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief Executive Officer of Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of ACME-Cleveland Corp. (metal working, telecommunications and electronic products), Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (water treatment equipment, 1992), and Associated Estates Realty Corporation (a real estate investment trust, 1993).
EDWARD H. MALONE (71), Trustee. Prior to his retirement in 1985, Mr. Malone was Chairman, General Electric Investment Corporation and a Vice President of General Electric Company. He is a Director of Allegheny Power Systems, Inc. (electric utility), General Re Corporation (reinsurance) and Mattel Inc. (toy manufacturer). In addition, he serves as a Trustee of the Naples Philharmonic Center for the Arts and Rensselaer Polytechnic Institute, and he is a member of the Advisory Boards of Butler Capital Corporation Funds and Warburg, Pincus Partnership Funds.
MARVIN L. MANN (62), Trustee (1993) is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet (1990).
THOMAS R. WILLIAMS (67), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
FRED L. HENNING, JR. (56), Vice President, is Vice President of Fidelity's money market (1994) and fixed-income (1995) funds and Senior Vice President of FMR Texas Inc.
DEBORAH WATSON (36) is manager and Vice President of Spartan Pennsylvania Municipal Money Market, which she has managed since September 1989. She also manages California Tax-Free Money Market, Spartan California Municipal Money Market, Tax-Exempt Money Market Trust, and Capital Reserves:
Municipal Money Market. Previously, she managed Spartan Florida Municipal Money Market. Ms. Watson joined Fidelity in 1982.
ARTHUR S. LORING (48), Secretary, is Senior Vice President (1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEBER (48), Treasurer (1995), is Treasurer of the Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995).
THOMAS D. MAHER (50), Assistant Vice President (1990), is Assistant Vice President of Fidelity's money market funds and Vice President and Associate General Counsel of FMR Texas Inc. (1990). Prior to 1990, Mr. Maher was an employee of FMR.
JOHN H. COSTELLO (49), Assistant Treasurer, is an employee of FMR.
LEONARD M. RUSH (49), Assistant Treasurer (1994), is an employee of FMR
(1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994); Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993); and Vice President, Assistant Controller, and Director of the Accounting Department
- First Boston Corp. (1986-1990).
The following table   s     set forth information describing the
compensation of each current trustee of each fund for his or her services as trustee for the fiscal year ended December 31, 1995.
COMPENSATION TABLE
      Aggregate Compensation





          J. Gary    Ralph F. Phyllis Richard  Edward C.    E.      Donald  Peter S. Gerald C. Edward    Marvin L.    Thomas
          Burkhead** Cox      Burke   J. Flynn Johnson 3d** Bradley J. Kirk Lynch**  McDonough H.        Mann         R.
                              Davis                         Jones                              Malone                 Williams

Bond Fund $    0     $    110 $ 107   $ 138     $    0      $   110 $ 113   $ 0      $    110  $ 110     $    110     $    107

Money          0        100    98        125         0         100    103     0         100      100          100          98
Market Fund



Trustees                 Pension or           Estimated Annual    Total
                         Retirement           Benefits Upon       Compensation
                         Benefits Accrued     Retirement from     from the Fund
                         as Part of Fund      the Fund Complex*   Complex*
                         Expenses from the
                         Fund Complex*

J. Gary Burkhead**       $ 0                  $ 0                 $ 0

Ralph F. Cox              5,200                52,000              12   8    ,000

Phyllis Burke Davis       5,200                52,000              12   5    ,000

Richard J. Flynn          0                    52,000              1   60    ,500

Edward C. Johnson 3d**    0                    0                   0

E. Bradley Jones          5,200                49,400              12   8    ,   0    00

Donald J. Kirk            5,200                52,000              12   9    ,   5    00

Peter S. Lynch**          0                    0                   0

Gerald C. McDonough       5,200                52,000              12   8    ,000

Edward H. Malone          5,200                44,200              128,000

Marvin L. Mann            5,200                52,000              12   8    ,000

Thomas R. Williams        5,200                52,000              12   5    ,   0    00


* Information is as December 31, 199   5     for 2   19     funds in the
complex.
** Interested trustees of the fund are compensated by FMR.
   The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. Each fund may invest in such designated securities under the plan without shareholder approval.
Under a retirement program adopted in July 1988, the non-interested Trustees, upon reaching age 72, become eligible to participate in a retirement program under which they receive payments during their lifetime from a fund based on their basic trustee fees and length of service. The obligation of a fund to make such payments is not secured or funded. Trustees become eligible if, at the time of retirement, they have served on the Board for at least five years. Currently, Messrs. Ralph S. Saul, William R. Spaulding, Bertram H. Witham, and David L. Yunich, all former non-interested Trustees, receive retirement benefits under the program.
On December 31,    1995,     the Trustees and officers of each fund owned,
in the aggregate, less than    1    % of each fund's total outstanding
shares.
MANAGEMENT CONTRACTS
Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
   FMR is responsible for the payment of all expenses of each fund with certain exceptions. Specific expenses payable by FMR include, without limitation, expenses for the typesetting, printing, and mailing proxy materials to shareholders; legal expenses, and the fees of the custodian, auditor and non-interested Trustees; costs of typesetting, printing, and mailing prospectuses and statements of additional information, notices and reports to shareholders; each fund's proportionate share of insurance premiums and Investment Company Institute dues. FMR also provides for transfer agent and dividend disbursing services and portfolio and general accounting record maintenance through FSC.
FMR pays all other expenses of each fund with the following exceptions: fees and expenses of all Trustees of the trust who are not "interested persons" of the trust or FMR (the non-interested Trustees); interest on borrowings; taxes; brokerage commissions (if any); and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation.
FMR is the manager of the bond fund pursuant to a management contract dated August 1, 1990, which was approved by shareholders on July 18, 1990. FMR is the manager of the money market fund pursuant to a management contract dated February 28, 1992, which was approved by Fidelity Municipal Trust as
   the then     sole shareholder of the money market fund on February 28,
1992, in conjunction with an Agreement and Plan to convert the fund from a series of a Massachusetts business trust to a series of a Delaware business trust. The Agreement and Plan was approved by public shareholders of the money market fund on December 11, 1991. The money market fund's contract is identical to the fund's prior contract with FMR. The management fee paid to FMR is reduced by an amount equal to the fees and expenses of the non-interested Trustees.
For the services of FMR under each contract, the money market fund and the bond fund pay FMR a monthly management fee at the annual rates of .50% and
 .55%, respectively, of average net assets throughout the month. Fees received by FMR, after reduction of fees and expenses of the non-interested Trustees, for the last three fiscal years are shown in the following table. MONEY MARKET FUND:


Fiscal Year Ended   Management Fees

December 31         Paid to FMR

1995                $    1,133,238

1994                 1,140,476

1993                 1,092,498

BOND FUND:
Fiscal Year Ended   Management Fees

December 31         Paid to FMR

1995                $    1,494,332

1994                 1,507,849

1993                 1,555,647

FMR may, from time to time, voluntarily reimburse all or a portion of each fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase each fund's total returns and yield and repayment of the reimbursement by each fund will lower its total returns and yield.
To defray shareholder service costs, FMR or its affiliates also collect the
funds' $5.00 exchange fee, $5.00 account closeout fee,    and     $5.00 fee
for wire purchases and redemptions, and the money market fund's $2.00 checkwriting charge. Shareholder transaction fees and charges collected for fiscal 1995, 1994, and 1993 are indicated in the tables below.
MONEY MARKET FUND:

Fiscal Year Ended   Exchange         Account          Wire           Checkwriting

December 31         Fees             Closeout Fees    Fees           Charges

 1995               $    2,420       $    1,228       $    220       $    4,830

 1994                 3,060           1,357            355            5,548

 1993                5,950            1,586            345            6,653


BOND FUND:
Fiscal Year Ended   Exchange         Account          Wire

December 31         Fees             Closeout Fees    Fees

 1995               $    1,605       $    1,120       $    230

 1994                3,969            1,805            310

 1993                3,615            1,055            380

SUB-ADVISER. On behalf of the money market fund, FMR has entered into a sub-advisory agreement with FTX pursuant to which FTX has primary responsibility for providing portfolio investment management services to the fund.
Under the sub-advisory agreement, dated    February 28, 1992    , which was
approved by    Fidelity Municipal Trust as the then sole shareholder of the fund on February 28, 1992 in conjunction with an agreement and plan to convert the fund from a series of a Massachusetts business trust to a series of a Delaware business trust as approved by public shareholders of
the fund on December 11, 1991,     FMR pays FTX fees equal to 50% of the
management fee payable to FMR under its management contract with the money market fund. The fees paid to FTX are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. On behalf of the money market fund, for fiscal 1995, 1994, and 1993, FMR
paid FTX fees of $   566,619    , $570,238 and $546,249, respectively.
DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of the funds (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of a fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the funds to FMR is deemed to be indirect financing by the funds of the distribution of their shares, such payment is authorized by the Plans. Each Plan also specifically recognizes that FMR, either directly or through FDC, may use its management fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of each fund. In addition, each Plan provides that FMR may use its resources, including its management fee revenues, to make payments to third parties that assist in selling shares of each fund, or to third parties, including banks, that render shareholder support services.
No third party payments were made in fiscal 1995    on behalf of the
funds    .
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and have determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plans do not authorize payments by a fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of each fund, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The money market fund's    P    lan was approved by shareholders   ,     in
connection with a reorganization transaction on    February 28, 1992,
pursuant to an Agreement and Plan of Conversion    . The bond fund's Plan
was approved by shareholders on December 31, 1986.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
UMB Bank, n.a. (UMB) is each fund's custodian and transfer agent. UMB has entered into sub-contracts with FSC, an affiliate of FMR, under the terms of which FSC performs the processing activities associated with providing transfer agent and shareholder servicing functions for each fund. Under this arrangement, FSC receives annual account fees and asset-based fees for each retail account and certain institutional accounts based on account size. With respect to certain institutional retirement accounts, FSC receives asset-based fees only. With respect to certain other institutional retirement accounts, FSC receives annual account fees and asset based fees based on fund type. In addition, these fees are subject to increases based on postal rate changes. FSC also collects small account fees from certain accounts with balances of less than $2,500. UMB has additional sub-contracts with FSC, pursuant to which FSC performs the calculations necessary to determine each fund's net asset value per share and dividends and maintains each fund's accounting records. Under this arrangement, FSC receives a fee based on each fund's average net assets. UMB is entitled to reimbursement from FMR for fees paid to FSC since FMR must bear these costs pursuant to its management contract with each fund.
Each fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUSTS
TRUSTS' ORGANIZATION.    Spartan Pennsylvania Municipal Income Fund is a
fund of     Fidelity Municipal Trust (the Massachusetts trust)   ,     an
open-end management investment company originally organized as a Maryland corporation on November 22, 1976 and reorganized as a Massachusetts business trust on June 22, 1984, at which time its name changed from Fidelity Municipal Bond Fund, Inc. to Fidelity Municipal Bond Fund. On March 1, 1986, the trust's name was changed to Fidelity Municipal Trust. Currently, there are seven funds of the Massachusetts trust: Fidelity Municipal Bond Fund; Fidelity Aggressive Municipal Fund; Fidelity Insured Municipal Income Fund; Fidelity Ohio Municipal Income Fund; Fidelity
Michigan    M    unicipal Income Fund; Fidelity Minnesota Municipal Income
Fund; and Spartan Pennsylvania Municipal Income Fund. The Massachusetts trust's Declaration of Trust permits the Trustees to create additional funds.
   Spartan Pennsylvania Municipal Money Market Fund is a fund of
    Fidelity Municipal Trust II (the Delaware trust)   ,     an open-end
management investment company organized as a Delaware business trust on June 20, 1991. Currently, there are three funds of the Delaware trust:
Fidelity Ohio Municipal Money Market Fund; Fidelity Michigan Municipal Money Market Fund; and Spartan Pennsylvania Municipal Money Market Fund. The Delaware trust's Trust Instrument permits the Trustees to create additional funds.
In the event that FMR ceases to be investment adviser to a trust or any of its funds, the right of the trust or the fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn. There is a remote possibility that one fund might become liable for ant misstatement in its prospectus or statement of additional information about another fund.
The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of their respective trusts. Expenses with respect to the trusts are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trusts, subject to the general supervision of the Boards of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of a certain trust. In the event of the dissolution or liquidation of a trust, shareholders of each fund of that trust are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY - MASSACHUSETTS TRUST. The Massachusetts trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Massachusetts trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Massachusetts trust or its Trustees shall include a provision limiting the obligations created thereby to the Massachusetts trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholders held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
SHAREHOLDER AND TRUSTEE LIABILITY - DELAWARE TRUST. The Delaware trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Delaware trust and requires that a disclaimer be given in each contract entered into or executed by the Delaware trust or its Trustees. The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
The Trust Instrument further provides that the Trustees shall not be personally liable to any person other than the Delaware trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that Trustees are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS - BOTH TRUSTS. Each fund's capital consists of shares of beneficial interest. As a shareholder of the Massachusetts trust, you receive one vote for each dollar value of net asset value you own. As a
shareholder of the Delaware trust, you receive one vote for    each
    share you own. The shares have no preemptive or conversion rights; voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the respective "Shareholder and Trustee Liability" headings above. Shareholders representing 10% or more of a trust or one of its funds may, as set forth in the Declaration of Trust or Trust Instrument, call meetings of the trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of an entire trust, the purpose on voting on removal of one or more Trustees.
A trust or any fund may be terminated upon the sale of its assets to (or, in the case of the Delaware trust and its funds, merger with) another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations
must be approved    for the Delaware trust     by vote of the holders of a
majority of the outstanding shares of the trust or the fund    and for the
Massachusetts trust     by a vote of holders of a majority of the trust or
fund, as determined by the current value of each shareholder's investment in the fund or trust; however, the Trustees of the Delaware trust may, without prior shareholder approval, change the form of the organization of the Delaware trust by merger, consolidation, or incorporation. If not so terminated or reorganized, the trusts and their funds will continue indefinitely.
Under the Trust Instrument, the Trustees may, without shareholder vote, cause the Delaware trust to merge or consolidate into one or more trusts, partnerships, or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Delaware trust registration statement, or cause the Delaware trust to be incorporated under Delaware law. Each fund of Fidelity Municipal Trust II may also invest all of its assets in another investment company.
CUSTODIAN.    UMB    , 1010 Grand Avenue, Kansas City, Missouri, is
custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Bank of New York and Chemical Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with pooled repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts (bond fund) and 1999 Bryan Street, Dallas, Texas (money market fund) serves as the trusts' independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal year ended December 31, 1995 are included in the fund's Annual Report, which is a separate report supplied with this Statement of Additional Information. Each fund's financial statements and financial highlights are incorporated herein by reference.
APPENDIX
DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if its is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.
The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.
DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S RATINGS OF STATE AND MUNICIPAL NOTES:
Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade (MIG, or VMIG for variable rate obligations). This distinction is in recognition of the difference between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important in the short run. Symbols used will be as follows:
MIG-1/VMIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG-2/VMIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
MIG-3/VMIG-3 - This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. MIG-4/VMIG-4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and, although not distinctly or predominantly speculative, there is specific risk.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF STATE AND MUNICIPAL NOTES:
SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 - Speculative capacity to pay principal and interest.
DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S MUNICIPAL BOND RATINGS:
AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
There are nine basic rating categories for long-term obligations. They range from AAA (highest quality) to C (lowest quality). Those bonds within the AA, A, BAA, BA and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols AA1, A1, BAA1, BA1 and B1.
DESCRIPTION OF STANDARD & POOR'S MUNICIPAL BOND RATINGS:
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories. FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND
FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
Funds of Fidelity Municipal Trust II
FIDELITY MICHIGAN MUNICIPAL INCOME FUND
FIDELITY MINNESOTA MUNICIPAL INCOME FUND
FIDELITY OHIO MUNICIPAL INCOME FUND
Funds of Fidelity Municipal Trust
CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


1            ..............................   Cover Page

2     a      ..............................   Expenses

      b, c   ..............................   Contents; The Funds at a Glance; Who May Want
                                              to Invest

3     a      ..............................   Financial Highlights

      b      ..............................   *

      c, d   ..............................   Performance

4     a      i.............................   Charter

             ii...........................    The Funds at a Glance; Investment Principles and
                                              Risks

      b      ..............................   Investment Principles and Risks

      c      ..............................   Who May Want to Invest; Investment Principles
                                              and Risks

5     a      ..............................   Charter

      b      i.............................   Cover Page; The Funds at a Glance; Charter;
                                              Doing Business with Fidelity

             ii...........................    Charter

             iii..........................    Expenses; Breakdown of Expenses

      c      ..............................   Charter
      d      ..............................   Charter; Breakdown of Expenses

      e      ..............................   Cover Page; Charter

      f      ..............................   Expenses

      g      i.............................   Charter
             ii............................   *

5     A      ..............................   Performance

6     a      i.............................   Charter

             ii...........................    How to Buy Shares; How to Sell Shares;
                                              Transaction Details; Exchange Restrictions

             iii..........................    Charter

      b      .............................    *

      c      ..............................   Transaction Details; Exchange Restrictions

      d      ..............................   *

      e      ..............................   Doing Business with Fidelity; How to Buy Shares;
                                              How to Sell Shares; Investor Services

      f, g   ..............................   Dividends, Capital Gains, and Taxes

7     a      ..............................   Cover Page; Charter

      b      ..............................   Expenses; How to Buy Shares; Transaction Details

      c      ..............................   *

      d      ..............................   How to Buy Shares

      e      ..............................   *

      f      ..............................   Breakdown of Expenses

8            ..............................   How to Sell Shares; Investor Services; Transaction
                                              Details; Exchange Restrictions

9            ..............................   *


* Not Applicable
FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND
FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
Funds of Fidelity Municipal Trust II
FIDELITY MICHIGAN MUNICIPAL INCOME FUND
FIDELITY MINNESOTA MUNICIPAL INCOME FUND
FIDELITY OHIO MUNICIPAL INCOME FUND
Funds of Fidelity Municipal Trust

CROSS REFERENCE SHEET
(CONTINUED)
FORM N-1A

ITEM NUMBER   STATEMENT OF ADDITIONAL INFORMATION SECTION


10, 11           ............................   Cover Page

12               ............................   Description of the Trusts

13       a - c   ............................   Investment Policies and Limitations

         d       ............................   Portfolio Transactions

14       a - c   ............................   Trustees and Officers

15       a, b    ............................   *

         c       ............................   Trustees and Officers

16       a i     ............................   FMR; Portfolio Transactions

           ii    ............................   Trustees and Officers

          iii    ............................   Management Contracts

         b       ............................   Management Contracts

         c, d    ............................   Contracts with FMR Affiliates

         e       ............................   *

         f       ............................   Distribution and Service Plans

         g       ............................   *

         h       ............................   Description of the Trusts

         i       ............................   Contracts with FMR Affiliates

17       a       ............................   Portfolio Transactions

         b       ............................   Portfolio Transactions

         c       ............................   Portfolio Transactions

         d, e    ............................   *

18       a       ............................   Description of the Trusts

         b       ............................   *

19       a       ............................   Additional Purchase and Redemption Information

         b       ............................   Additional Purchase and Redemption Information;
                                                Valuation of Portfolio Securities

         c       ............................   *

20               ............................   Distributions and Taxes

21       a, b    ............................   Contracts with FMR Affiliates

         c       ............................   *

22       a       ............................   Performance
         b       ............................   Performance

23               ............................   Financial Statements


* Not Applicable
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of the funds' most recent financial reports and portfolio listing, or a copy
of the Statement of Additional Information (SAI) dated    February 20,
1996    . The SAI has been filed with the Securities and Exchange
Commission (SEC) and is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Investments in the money market funds are neither insured nor guaranteed by the U.S. government, and there can be no assurance that a fund will maintain a stable $1.00 share price.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
   Federa    l Reserve Board or any other agency, and    are     subject to
investment risks, including the possible loss of principal    amount
invested    .

FIDELITY
MICHIGAN,
MINNESOTA,
AND
OHIO
MUNICIPAL
FUNDS
Each of these funds seeks a high level of current income free from federal income tax and the income tax of its state. The MONEY MARKET FUNDS are designed to maintain a stable $1.00 share price. The BOND FUNDS seek to provide higher yields by investing in a broader range of municipal securities.
   FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND
FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
FIDELITY MICHIGAN MUNICIPAL INCOME FUND
FIDELITY MINNESOTA MUNICIPAL INCOME FUND
FIDELITY OHIO MUNICIPAL INCOME FUND
PROSPECTUS
FEBRUARY 20, 1996(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
LIKE ALL MUTUAL
FUNDS, THESE
SECURITIES HAVE NOT
BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION, NOR HAS
THE SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION PASSED
UPON THE ACCURACY
OR ADEQUACY OF THIS
PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.
OMM-pro-296

CONTENTS


KEY FACTS                   THE FUNDS AT A GLANCE

                            WHO MAY WANT TO INVEST

                            EXPENSES Each fund's yearly
                            operating expenses.

                            FINANCIAL HIGHLIGHTS A summary
                            of each fund's financial data.

                            PERFORMANCE How each fund has
                            done over time.

THE FUNDS IN DETAIL         CHARTER How each fund is
                            organized.

                            INVESTMENT PRINCIPLES AND RISKS
                            Each fund's overall approach to
                            investing.

                            BREAKDOWN OF EXPENSES How
                            operating costs are calculated and
                            what they include.

YOUR ACCOUNT                DOING BUSINESS WITH FIDELITY

                            TYPES OF ACCOUNTS Different
                            ways to set up your account.

                            HOW TO BUY SHARES Opening an
                            account and making additional
                            investments.

                            HOW TO SELL SHARES Taking money
                            out and closing your account.

                            INVESTOR SERVICES  Services to
                            help you manage your account.

SHAREHOLDER AND             DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES            AND TAXES

                            TRANSACTION DETAILS Share price
                            calculations and the timing of
                            purchases and redemptions.

                            EXCHANGE RESTRICTIONS

KEY FACTS


THE FUNDS AT A GLANCE
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. FMR Texas Inc. (FTX), a subsidiary of FMR, chooses investments for for the money market funds.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
MICHIGAN MONEY MARKET
GOAL: High current tax-free income for Michigan residents while maintaining a stable $1.00 share price.
STRATEGY: Invests in high-quality, short-term municipal money market securities whose interest is free from federal income tax and Michigan income tax.
OHIO MONEY MARKET
GOAL: High current tax-free income for Ohio residents while maintaining a stable $1.00 share price.
STRATEGY: Invests in high-quality, short-term municipal money market securities whose interest is free from federal income tax and Ohio individual income tax.
   MICHIGAN MUNICIPAL INCOME
GOAL: High current tax-free income for Michigan residents.
STRATEGY: Invests mainly in longer-term, investment grade municipal securities whose interest is free from federal income tax and Michigan income tax.
   MINNESOTA MUNICIPAL INCOME
GOAL: High current tax-free income for Minnesota residents.
STRATEGY: Invests mainly in longer-term, investment grade municipal securities whose interest is free from federal income tax and Minnesota personal income tax.
   OHIO MUNICIPAL INCOME
GOAL: High current tax-free income for Ohio residents.
STRATEGY: Invests mainly in longer-term, investment grade municipal securities whose interest is free from federal income tax and Ohio individual income tax.
WHO MAY WANT TO INVEST
These non-diversified funds may be appropriate for investors in higher tax brackets who seek high current income that is free from federal income tax and Ohio, Michigan, or Minnesota income taxes. Each fund's level of risk and potential reward, depend on the quality and maturity of its investments. Each money market fund is managed to keep its share price stable at $1.00. The bond funds, with their broader range of investments, have the potential for higher yields, but also carry a higher degree of risk. You should consider your investment objective and tolerance for risk when making an investment decision.
The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other federal and state political and economic news. When you sell your bond fund shares they may be worth more or less than what you paid for them. By themselves, these funds do not constitute a balanced investment plan.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy, sell or
hold shares of a fund. See page         for more information about these
fees.
Maximum sales charge on purchases and
reinvested distributions None
Deferred sales charge on redemptions None
Exchange fee None
Annual account maintenance fee
(for accounts under $2,500) $12.00
ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see page ).
The operating expenses on page are projections based on historical expenses, and are calculated as a percentage of average net assets.
EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5%
and that its operating expenses are exactly as described on page        .
For every $1,000 you invested, the chart shows how much you would pay in total expenses if you close your account after the number of years indicated.
These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.

















UNDERSTANDING

EXPENSES
Operating a mutual fund
involves a variety of
expenses for portfolio
management, shareholder
statements, tax reporting, and
other services. These costs
are paid from the fund's
assets; their effect is already
factored into any quoted
share price or return.
(checkmark)
MICHIGAN MONEY MARKET
Operating expenses               Example

Management fee                     .40    %    After 1 year      $  6

12b-1 fee                        None          After 3        $    20
                                               years

Other expenses                      .23    %   After 5        $    35
                                               years

Total fund operating expenses      .63    %    After 10       $    79
                                               years

OHIO MONEY MARKET
Operating expenses               Example

Management fee                     .40    %    After 1 year   $     6

12b-1 fee                        None          After 3        $    20
                                               years

Other expenses                      .21    %   After 5        $    34
                                               years

Total fund operating expenses      .61    %    After 10          $ 76
                                               years

MICHIGAN MUNICIPAL INCOME
Operating expenses               Example
                                 s

Management fee                     .40    %   After 1 year   $     6

12b-1 fee                        None         After 3        $    19
                                              years

Other expenses                     .19    %   After 5        $    33
                                              years

Total fund operating expenses      .59    %   After 10       $    74
                                              years

MINNESOTA MUNICIPAL INCOME
Operating expenses               Example

Management fee                     .40    %    After 1 year   $     6

12b-1 fee                        None          After 3        $    18
                                               years

Other expenses                      .17    %   After 5        $    32
                                               years

Total fund operating expenses      .57    %    After 10       $    71
                                               years

OHIO MUNICIPAL INCOME
Operating expenses               Example

Management fee                      .40    %   After 1 year   $     6

12b-1 fee                        None          After 3        $    19
                                               years

Other expenses                      .18    %   After 5        $    32
                                               years

Total fund operating expenses      .58    %    After 10       $    73
                                               years

FINANCIAL HIGHLIGHTS
The tables that follow are included in each fund's Annual Report and have been audited by Coopers & Lybrand L.L.P., independent accountants. Their reports on the financial statements and financial highlights are included in the Annual Reports. The financial statements and financial highlights are incorporated by reference into (are legally a part of) the funds' Statement of Additional Information.
   MICHIGAN MUNICIPAL MONEY MARKET FUND



   104.Selected
Per-Share
   Data and Ratios

   105.Years ended
December                 1995              1994              1993              1992              1991              1990B
   31

   106.Net asset
value,                   $ 1.000           $ 1.000           $ 1.000           $ 1.000           $ 1.000           $ 1.000
   beginning of period

   107.Income from         .033              .024              .020              .026              .044              .055
   Investment Operations
    Net interest income

   108.Less
Distributions              (.033)            (.024)            (.020)            (.026)            (.044)            (.055)
    From net interest income

   109.Net asset value,
end of                    $ 1.000           $ 1.000           $ 1.000           $ 1.000           $ 1.000           $ 1.000
   period

   110.Total
returnC                    3.38%             2.44%             1.98%             2.66%             4.46%             5.66%

   111.Net assets,
end of                    $ 231,25          $ 221,73          $ 175,19          $ 160,81          $ 175,15          $ 169,39
   period (000
omitted)                  9                 5                 0                 7                 0                 7

   112.Ratio of
expenses to                .63%              .61%              .62%              .49%D             .21%D             .22% A,D
   average net assets

   113.Ratio of net
interest                   3.32%             2.45%             1.96%             2.64%             4.38%             5.78% A
   income
   to average net assets


   A ANNUALIZED
B  JANUARY 12, 1990 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1990
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
OHIO MUNICIPAL MONEY MARKET FUND



   114.Selected

   Per-Share Data and
   Ratios

   115.Years ended
   1995              1994              1993              1992              1991              1990              1989B
   December 31

   116.Net asset value,
   $ 1.000           $ 1.000           $ 1.000           $ 1.000           $ 1.000           $ 1.000           $ 1.000
   beginning of period

   117.Income from
    .034              .025              .021              .028              .044              .058              .021
   Investment Operations
    Net interest income

   118.Less
    (.034)            (.025)            (.021)            (.028)            (.044)            (.058)            (.021)
   Distributions
    From net interest
   income

   119.Net asset value,
   $ 1.000           $ 1.000           $ 1.000           $ 1.000           $ 1.000           $ 1.000           $ 1.000
   end of period

   120.Total returnC
    3.48%             2.50%             2.09%             2.81%             4.50%             5.90%             2.15%

   121.Net assets, end
   $ 296,22          $ 301,69          $ 262,37          $ 270,24          $ 247,88          $ 213,65          $ 57,748
   of period
   0                 1                 1                 8                 5                 8
   (000 omitted)

   122.Ratio of
    .61%              .57%              .59%              .58%D             .47%D             .23%D             0.00% A,
   expenses to
                                                                                                              D
   average net assets

   123.Ratio of net
    3.42%             2.48%             2.07%             2.78%             4.41%             5.77%             6.37%A
   interest income
   to average net assets


   A ANNUALIZED
B  AUGUST 29, 1989 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1989
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
MICHIGAN MUNICIPAL INCOME FUND



    124.Selected Per-Share Data and Ratios

 125.Years   1995        1994        1993 A      1992        1991        1990        1989        1988        1987        1986
 ended
 December 31

 126.Net
asset        $ 10.5      $ 12.3      $ 11.71     $ 11.4      $ 10.8      $ 11.1      $ 10.7      $ 10.2      $ 11.38     $ 10.2
 value,      80          40          0           10          90          00          90          50          0           70
 beginning of
 period

 127.Income  .611        .687        .709        .733        .745        .758        .759        .754        .774        .792
 from
Investment
 Operations
  Net interest
  income

 128. Net    .980        (1.590      .870        .320        .520        (.210)      .310        .540        (1.090      1.110
 realized and            )                                                                                   )
  unrealized
 gain (loss)

 129. Total
from          1.591       (.903)      1.579       1.053       1.265       .548        1.069       1.294       (.316)      1.902
 investment
  operations

 130.Less     (.611)      (.687)      (.709)      (.733)      (.745)      (.758)      (.759)      (.754)      (.774)      (.792)
 Distributions
  From net
interest
 income

 131. From
net           --          (.080)      (.240)      (.020)      --          --          --          --          (.040)      --
 realized gain

 132. In
excess        --          (.090)      --          --          --          --          --          --          --          --
 of net
  realized gain

 133. Total (.611)      (.857)      (.949)      (.753)      (.745)      (.758)      (.759)      (.754)      (.814)      (.792)
 distributions

 134.Net
asset       $ 11.5      $ 10.5      $ 12.3      $ 11.7      $ 11.4      $ 10.8      $ 11.1      $ 10.7      $ 10.25     $ 11.3
 value,      60          80          40          10          10          90          00          90          0           80
 end of period

 135.Total    15.41       (7.50)      13.83       9.54%       12.04       5.15%       10.21       13.01       (2.81)      19.03
 returnC      %           %           %                       %                       %           %           %           %

 136.Net     $ 492       $ 434       $ 563       $ 464       $ 379       $ 279       $ 234       $ 171       $ 128       $ 128
 assets, end of
 period (In
 millions)

 137.Ratio
 of          .59%        .57%        .59%        .61%        .62%        .64%        .69%        .75%        .72%B       .60%B
 expenses to
 average net
 assets

 138.Ratio
of net       5.49        6.04%       5.79%       6.36%       6.73%       6.98%       6.92        7.12%       7.25%       7.03
 interest
income       %                                                                       %                                   %
 to average net
 assets

 139.Portfolio 29%        18%         33%         15%         12%         18%         19%         24%         44%         24%
 turnover rate


 A EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
B FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
C TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
MINNESOTA MUNICIPAL INCOME FUND



 140.Selected Per-Share Data
 and Ratios

 141.Years   1995        1994        1993 A      1992        1991        1990        1989        1988        1987        1986
 ended
 December 31

 142.Net
asset        $ 10.1      $ 11.52     $ 10.8      $ 10.7      $ 10.5      $ 10.5      $ 10.3      $ 9.82      $ 10.9      $ 10.0
 value,      30          0           50          30          50          20          10          0           90          90
 beginning of
 period

 143.Income   .613        .633        .647        .674        .690        .699        .711        .711        .722        .773
 from Investment
 Operations
  Net interest
 income

 144. Net     .972        (1.310      .670        .120        .180        .030        .210        .490        (1.14       .900
 realized                 )                                                                                    0)
  and unrealized
  gain (loss)

 145. Total
from          1.585       (.677)      1.317       .794        .870        .729        .921        1.201       (.418)      1.673
  investment
  operations

 146.Less    (.613)      (.633)      (.647)      (.674)      (.690)      (.699)      (.711)      (.711)      (.722)      (.773)
 Distributions
  From net
 interest income

 147. From net  --       (.060)      --          --          --          --          --          --          (.030)      --
  realized gain

 148. In excess (.002)   (.020)      --          --          --          --          --          --          --          --
 of
 net realized
 gain

 149. Total  (.615)      (.713)      (.647)      (.674)      (.690)      (.699)      (.711)      (.711)      (.752)      (.773)
  distributions

 150.Net asset $ 11.10   $ 10.1      $ 11.52     $ 10.8      $ 10.7      $ 10.5      $ 10.5      $ 10.3      $ 9.82      $ 10.9
 value,        0         30          0           50          30          50          20          10          0           90
 end of period

 151.Total    16.00       (6.01)      12.42       7.63%       8.50%       7.22%       9.24%       12.61       (3.83)      17.04
 return C     %           %           %                                                           %           %           %

 152.Net
assets,      $ 315       $ 277       $ 342       $ 281       $ 222       $ 167       $ 131       $ 100       $ 79        $ 94
 end
 of period  (In
 millions)

 153.Ratio
of            .57%        .59%        .61%        .67%        .72%        .76%        .80%        .82%        .79%        .60%
 expenses
to                                                                                                B           B
 average net
 assets

 154.Ratio of
net           5.69%       5.97%       5.73%       6.25%       6.47%       6.72%       6.84%       7.06        7.04        7.05
 interest income                                                                                  %           %           %
 to average net
 assets

 155.Portfolio 49%       26%         37%         12%         14%         29%         25%         31%         63%         23%
 turnover rate


 A EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
B FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
C TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
OHIO MUNICIPAL INCOME FUND



 156.Selected
 Per-Share Data and
 Ratios

 157.Years
ended      1995        1994        1993 A      1992        1991        1990        1989        1988        1987         1986
 December 31

 158.Net
asset       $ 10.5      $ 12.0      $ 11.5      $ 11.3      $ 10.8      $ 10.7      $ 10.5      $ 9.97      $ 10.97      $ 10.1
 value,     20          20          50          20          40          90          00          0           0            20
 beginning of
 period

 159.Income
from        .618        .657        .693        .718        .719        .726        .725        .722        .740         .773

 Investment
 Operations
  Net interest
 income

 160. Net
realized     1.070       (1.31       .720        .230        .480        .050        .290        .530        (1.000)      .850
 and                     0)
 unrealized gain
 (loss)

 161. Total
from        1.688       (.653)      1.413       .948        1.199       .776        1.015       1.252       (.260)       1.623
 investment
  operations

 162.Less   (.618)      (.657)      (.693)      (.718)      (.719)      (.726)      (.725)      (.722)      (.740)       (.773)
 Distributions
 From net
 interest income

 163. From
net          --          (.190)      (.250)      --          --          --          --          --          --           --
 realized gain

 164. Total (.618)      (.847)      (.943)      (.718)      (.719)      (.726)      (.725)      (.722)      (.740)       (.773)
 distributions

 165.Net
asset       $ 11.5      $ 10.5      $ 12.0      $ 11.5      $ 11.3      $ 10.8      $ 10.7      $ 10.5      $ 9.970      $ 10.9
 value,     90          20          20          50          20          40          90          00                       70
 end of period

 166.Total
return C    16.39       (5.55)      12.56       8.66        11.45       7.50        9.99        12.93       (2.38)       16.46
            %           %           %           %           %           %           %           %           %            %

 167.Net
assets,     $ 404       $ 350       $ 458       $ 385       $ 328       $ 242       $ 201       $ 153       $ 117        $ 107
 end of period (In
 millions)

 168.Ratio
of          .58%        .57%        .57%        .61%        .64%        .66%        .71%        .73%        .79%B        .60%B
 expenses to
 average net
 assets

 169.Ratio
of net       5.52        5.88        5.67        6.31        6.53        6.82        6.79        7.08        7.09%        7.01%
 interest
income       %           %           %           %           %           %           %           %
 to average net
 assets

 170.Portfolio  48%     22%         41%         20%         11%         12%         22%         23%         36%          32%
 turnover rate


   A EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
B FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
C TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
PERFORMANCE
Mutual fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results.
Each fund's fiscal year runs from January 1 through December 31. The table below shows each fund's performance over past fiscal years compared to a measure of inflation.

UNDERSTANDING
PERFORMANCE
YIELD illustrates the income
earned by a fund over a
recent period. Seven-day
yields are the most common
illustration of money market
performance. 30-day yields
are usually used for bond
funds. Yields change daily,
reflecting changes in interest
rates.
TOTAL RETURN reflects both the
reinvestment of income and
capital gain distributions, and
any change in a fund's share
price.
(checkmark)
TOTAL RETURNS
Average Annual Total    Cumulative Total Return   s
Return   s


Fiscal periods           Past 1          Past 5            Past 10       Past 1          Past 5             Past 10
ended                    year            years             years         year            years              years
   December 31,
   1995

Michigan                     3.38            2.98           3.44             3.38            15.82           22.38
Municipal                       %           %                  %A               %           %               %A
Money Market

Ohio Municipal               3.48            3.07           3.69             3.48            16.33           25.84
                                %               %              %B               %               %           %B
Money Market

   Michigan                      15.41       8.32           8.49             15.41           49.13           125.96
   Municipal            %                  %              %                %               %               %
   Income

   Minnesota                     16.00       7.44           7.83             16.00           43.13           112.48
   Municipal
            %                  %              %                %               %               %
   Income

   Ohio Municipal                16.39       8.43           8.57             16.39           49.86           127.47
                        %                  %              %                %               %               %
   Income

Consumer                     2.54            2.79           3.45             2.54            14.72           40.44
Price                           %               %              %                %               %               %
Index


A FROM COMMENCEMENT OF OPERATIONS (JANUARY 12, 1990)
B FROM COMMENCEMENT OF OPERATIONS (AUGUST 29, 1989)
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. When a money market fund yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD. A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield. Yields for the bond funds are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. government.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money
and invests it toward a specified    goal. In technical terms, Ohio
Municipal Income, Michigan Municipal Income, and Minnesota Municipal Income are currently non-diversified funds of Fidelity Municipal Trust. Michigan Municipal Money Market and Ohio Municipal Money Market are currently
non-diversified funds of Fidelity Municipal Trust II    . Both trusts are
open-end management investment companies. Fidelity Municipal Trust was organized as a Maryland corporation on November 22, 1976, and reorganized as a Massachusetts business trust on June 22, 1984. Fidelity Municipal Trust II was organized as a Delaware business trust on June 20, 1991. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES, which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. For the money market funds you are entitled to one vote for each share you own. For the bond funds the number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The funds are managed by FMR, which chooses their investments and handles their business affairs. FTX, located in Irving, Texas, has primary responsibility for providing investment management services for the money market funds.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds in
the world.
(solid bullet) Number of Fidelity mutual
funds: over    210
(solid bullet) Assets in Fidelity mutual
funds: over    $354     billion
(solid bullet) Number of shareholder
accounts: over    23     million
(solid bullet) Number of investment
analysts and portfolio
managers: over    200
(checkmark)
Steven Harvey is manager of Ohio Municipal Income, which he has managed
since July 1994. Mr. Harvey also manages Massachusetts    Municipal
Income    , Spartan Maryland Municipal Income, and Spartan Pennsylvania
Municipal    Income    . Previously, he managed    Minnesota Municipal
Incom    e and was an analyst following tax-free bonds. Mr. Harvey joined
Fidelity in 19   86.

Maureen Newman is manager of Michigan Municipal Income, which she has managed since July 1994. She also manages Spartan New Jersey Municipal Income, Spartan Connecticut Municipal Income, and Spartan Florida Municipal Income. Previously, she managed Spartan Aggressive Municipal and Spartan
Arizona Municipal Incom    e and was a bond analyst for the fixed-income
department. Ms. Newman joined Fidelity in 1985.
   Jonathan Short is manager of Minnesota Municipal Income, which he has managed since October 1995. Mr. Short also manages Spartan Arizona Municipal Income, California Municipal Income, California Insured Municipal Income, Spartan California Municipal Income, and Spartan California Intermediate Municipal Income. Previously, he was a municipal bond analyst. Mr. Short joined Fidelity in 1990, after receiving his MBA from the Massachusetts Institute of Technology.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services. Fidelity Service Co. (FSC) performs transfer agent servicing functions for the funds.
   FMR Corp. is the ultimate parent company of FMR and FTX. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
UMB Bank, n.a.,     is each fund's transfer agent, although it employs FSC
to perform these functions for the funds. It is located at 1010 Grand Avenue, Kansas City, Missouri.
To carry out the funds' transactions, FMR may use its broker-dealer affiliates and other firms that sell fund shares, provided that a fund receives services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
MICHIGAN MUNICIPAL MONEY MARKET and OHIO MUNICIPAL MONEY MARKET seek to earn high current income that is free from federal income tax, its state income tax, and other taxes in Michigan and Ohio, while maintaining a stable $1.00 share price by investing in high-quality, short-term municipal money market securities of all types. FMR normally invests so that at least 80% of each fund's income distributions are free from federal and state income taxes.
When you sell your shares, they should be worth the same amount as when you bought them. Of course, there is no guarantee that the funds will maintain a stable $1.00 share price. The funds follow industry-standard guidelines on the quality and maturity of its investments, which are designed to help maintain a stable $1.00 share price. Each fund will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities it buys. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the fund's investments could cause its share price (and the value of your investment) to change.
M   ICHIGAN MUNICIPAL INCOME, MINNESOTA MUNICIPAL INCOME, and     OHIO
   MUNICIPAL I    NCOME seek high current income that is free from federal
income tax, its state income tax, and other taxes in Michigan, Minnesota, and Ohio by investing mainly in municipal securities judged by FMR to be of investment-grade quality, although they can also invest in lower-quality securities. FMR normally invests so that at least 80% of each fund's income is free from both federal and state income taxes.
   Although the funds can invest in securities of any maturity, FMR seeks to manage the funds so that they generally react to changes in interest rates similarly to municipal bonds with maturities between 8 and 18 years. As of December 31, 1995, the dollar-weighted average maturities were 16.2, 15.5, and 13.2 years for Michigan Municipal Income, Minnesota Municipal Income, and Ohio Municipal Income, respectively.
EACH FUND'S performance is affected by the economic and political conditions within its respective state. Michigan's economy is dominated by automobile-related industries, which tend to be especially vulnerable to economic downturns. Also, historically the state's unemployment rate has
been higher than average, although this was not the case in 1994    or as
of November 30, 1995    . Minnesota has been experiencing a decline in jobs
in mining and agriculture, but accompanied by an increase in the service sector and the maintenance of a strong manufacturing base. Ohio's economy, like that of other industrially developed states, tends to be more cyclical and vulnerable to economic downturns than the economies of some other states and the United States as a whole.
The money market funds    stress preservation of capital, liquidity, and
income.     The bond funds seek to provide a higher level of income by investing in a broader range of securities.
   The total return from a bond is a combination of income and price gains or losses. While income is the most important component of bond returns over time, the bond funds' emphasis on income does not mean that the funds invest only in the highest-yielding bonds available, or that they can avoid risks to principal. In selecting investments for each bond fund, FMR considers a bond's income potential together with its potential for price gains or losses. FMR focuses on assembling a portfolio of income-producing securities that it believes will provide the best tradeoff between risk and return within the range of securities that are eligible investments for the funds.
Each fund's yield and each bond fund's share price change daily and are based on interest rates, market conditions, other economic and political news, and on the quality and maturity of its investments. In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk. FMR may use various investment techniques to hedge a portion of the bond funds' risks, but there is no guarantee that these strategies will work as intended. When you sell your shares of the bond funds, they may be worth more or less than
what you paid for them    .
If you are subject to the federal alternative minimum tax, you should note
that    e    ach fund may invest all of its assets in    m    unicipal
securities issued to finance    p    rivate activities. The interest from
these investments is a tax-preference item for purposes of the tax.
FMR normally invests each fund's assets according to its investment strategy. The funds do not expect to invest in federally taxable obligations, and the bond funds do not expect to invest in state taxable
obligations.    However, during periods when FMR believes that state
tax-free obligations that meet fund standards are not available, each bond fund may invest 20% of its assets in obligations whose interest payments
are only federally tax-exempt.     Each fund also reserves the right to
invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, and strategies FMR may employ in pursuit of a fund's investment objectives and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's policies and limitations and more detailed information about the funds' investments is contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques to
the full extent permitted unless it believes that    they are consistent
with a fund's investment objective and policies and that doing so will help
a fund achieve its goal.     Current holdings and recent investment
strategies are detailed in the funds' financial reports which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. Lower-quality debt securities (sometimes called "municipal junk bonds") are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty.
The following tables provide a summary of ratings assigned to debt holdings (not including money market instruments) in each bond fund's portfolio. These figures are dollar-weighted averages of month-end portfolio holdings during fiscal 1995, and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings.
RESTRICTIONS: Each bond fund may not invest more than one-third of its assets in bonds judged by FMR to be equivalent to those rated Ba or lower by Moody's or BB or lower by S&P, and may not invest in securities of equivalent quality to those rated lower than B. The funds do not currently intend to invest in bonds rated below Caa by Moody's or CCC by S&P.
MONEY MARKET SECURITIES are high- quality, short-term obligations issued by municipalities, local and state governments, and other entities. These
   obligations may carry fixed, variable, or     floating interest rates.
   Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets so that they are eligible investments for money market funds. If the structure does not perform as intended, adverse tax or investment consequences may result.
MICHIGAN MUNICIPAL INCOME
Fiscal 1995 Debt Holdings, by Rating MOODY'S STANDARD & POOR'S
 INVESTORS SERVICE, INC.
 Rating  Average A  Rating  Averag
eA
INVESTMENT GRADE
Highest quality Aaa  AAA
High quality Aa    55.6    % AA    66.6    %
Upper-medium grade A  A
Medium grade Baa    13.1    % BBB    11.8    %
LOWER QUALITY
Moderately speculative Ba    .6    % BB    .4    %
Speculative B    1.3    % B    2.8    %
Highly speculative Caa    .6    % CCC    .3    %
Poor quality Ca    0.0%     CC    0.0    %
Lowest quality, no interest C  C
In default, in arrears --  D    .4    %
     71.2%  82.3    %

   MINNESOTA MUNICIPAL INCOME
Fiscal 1995 Debt Holdings, by Rating MOODY'S STANDARD & POOR'S
 INVESTORS SERVICE, INC.
 Rating  Average A  Rating  Averag
eA
INVESTMENT GRADE
Highest quality Aaa  AAA
High quality Aa    63.9    % AA 75.9%
Upper-medium grade A  A
Medium grade Baa    9.9    % BBB 8.8%
LOWER QUALITY
Moderately speculative Ba    0.0    % BB 0   .0    %
Speculative B    0.0    % B 0   .0    %
Highly speculative Caa    0.0    % CCC 2.9%
Poor quality Ca    0.0    % CC    0.0    %
Lowest quality, no interest C  C
In default, in arrears --  D    0.0    %
     73.8    %  87.6%
 A THE DOLLAR-WEIGHTED AVERAGE OF DEBT SECURITIES NOT RATED BY MOODY'S OR
S&P AMOUNTED TO    8.1    % FOR MICHIGAN MUNICIPAL INCOME AND    4.0    %
FOR
MINNESOTA MUNICIPAL INCOME. THIS MAY INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED RATING SERVICES, AS WELL AS UNRATED SECURITIES. REFER TO THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION FOR A MORE COMPLETE DISCUSSION OF THESE RATINGS.

   OHIO MUNICIPAL INCOME
Fiscal 1995 Debt Holdings, by Rating MOODY'S STANDARD & POOR'S
 INVESTORS SERVICE, INC.
 Rating  Average A  Rating  Averag
eA
INVESTMENT GRADE
Highest quality Aaa  AAA
High quality Aa    57.6    % AA    58.1    %
Upper-medium grade A  A
Medium grade Baa    12.6    % BBB    8.9    %
LOWER QUALITY
Moderately speculative Ba    3.8    % BB    1.2    %
Speculative B    0.0    % B    0.0    %
Highly speculative Caa    0.0    % CCC    0.0    %
Poor quality Ca    0.0    % CC    0.0    %
Lowest quality, no interest C  C
In default, in arrears --  D    0.0    %
     74.0    %     68.2    %
 A THE DOLLAR-WEIGHTED AVERAGE OF DEBT SECURITIES NOT RATED BY MOODY'S OR
S&P AMOUNTED TO    14.8    % FOR OHIO MUNICIPAL INCOME. THIS MAY INCLUDE
SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED RATING SERVICES, AS WELL AS UNRATED SECURITIES. FMR HAS DETERMINED THAT UNRATED SECURITIES THAT ARE
LOWER-QUALITY ACCOUNT FOR    9.0    % OF THE FUND'S SECURITY INVESTMENTS.
REFER TO
THE FUND'S STATEMENT OF ADDITIONAL INFORMATION FOR A MORE COMPLETE DISCUSSION OF THESE RATINGS.

MUNICIPAL SECURITIES are issued to raise money for a variety of public or
   private pur    poses, including general financing for state and local
governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project,
or the credit of a private organization.        The value of some or    all
municipal securities may be affected by uncertainties in the municipal
ma    r   ket related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A
fund m    ay own a municipal security directly or through a participation interest.
   CREDIT SUPPORT issuers may employ various forms of credit enhancement, including letters of credit, guarantees, or insurance from a bank, insurance company, or other entity. These arrangements expose the fund to the credit risk of the entity. In the case of foreign entities, extensive public information about the entity may not be available and the entity may be subject to unfavorable political, economic, or governmental developments which might affect its ability to honor its commitment.
STATE TAX-FREE SECURITIES include municipal obligations issued by a state or its counties, municipalities, authorities, or other subdivisions. The ability of issuers to repay their debt can be affected by many factors that impact the economic vitality of either the state or a region within the state.
Other state tax-free securities include obligations of the U.S. territories and possessions such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations. The economy of Puerto Rico is closely linked to the U.S. economy, and will be affected by the strength of the U.S. dollar, interest rates, the price stability of oil imports, and the continued existence of favorable tax incentives. Recent legislation revised these incentives, but the government of Puerto Rico anticipates only a slight reduction in the average real growth rates for the economy.
ASSET-BACKED SECURITIES include interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. These securities usually rely on continued payments by a municipality, and may also be subject to prepayment risk.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. Inverse floaters have interest rates that move in the opposite direction from a benchmark, making the security's market value more volatile.
RESTRICTIONS: The money market funds may not purchase certain types of variable and floating rate securities which are inconsistent with each fund's goal of maintaining a stable share price.
MUNICIPAL LEASE OBLIGATIONS are used by municipalities to acquire land, equipment, or facilities. If the municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or a financial intermediary. In exchange for this benefit, the funds may pay periodic fees or accept a lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand features, standby commitments, and tender options are types of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The viability of a project or tax incentives could affect the value and credit quality of these securities.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
RESTRICTIONS: The money market funds may not use investment techniques which are inconsistent with each fund's goal of maintaining a stable share price.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price.
The sale of some illiquid securities and s   ome oth    er securities may
be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities.
WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could
affect        the market value of its assets.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type. A fund that is not diversified may be more sensitive to these changes, and also to changes in the market value of a single issuer or industry.
RESTRICTIONS: The funds are considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, a fund does not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities. A fund may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.
BORROWING. A fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a bond fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: A fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
MICHIGAN MUNICIPAL MONEY MARKET seeks as high a level of current income, exempt from federal income tax and Michigan personal income tax, as is consistent with the preservation of capital. The fund will normally invest so that at least 80% of its income distributions are exempt from federal and state income tax.
OHIO MUNICIPAL MONEY MARKET seeks as high a level of current income, exempt from federal income tax and from Ohio personal income tax, as is consistent with the preservation of capital. The fund will normally invest so that at least 80% of its income distributions are exempt from federal and state income tax.
   MICHIGAN M    UNICIPAL INCOME seeks a high level of current income
exempt from federal income tax and Michigan personal income tax by investing primarily in investment-grade municipal bonds. The fund also seeks income exempt from certain business or corporate taxes. The fund will normally invest so that at least 80% of its income is exempt from federal and state income taxes. During periods when FMR believes that state tax-free obligations that meet the fund's standards are not available, the fund may invest up to 20% of its assets in obligations whose interest payments are only federally tax-exempt. The fund may invest up to one-third of its assets in bonds judged by FMR to be of equivalent quality to those rated lower than BBB or Baa but not lower than B.
   MINNESOTA     MUNICIPAL INCOME seeks a high level of current income
exempt from federal income tax and Minnesota personal income tax by investing primarily in investment-grade municipal bonds. The fund will normally invest so that at least 80% of its income is exempt from federal and state income taxes. During periods when FMR believes that state tax-free obligations that meet the fund's standards are not available, the fund may invest up to 20% of its assets in obligations whose interest payments are only federally tax-exempt. The fund may invest up to one-third of its assets in bonds judged by FMR to be of equivalent quality to those rated lower than BBB or Baa but not lower than B.
   OHIO MUNICIPAL I    NCOME seeks a high level of current income exempt
from federal income tax and Ohio personal income tax by investing primarily in investment-grade municipal bonds. The fund also seeks income exempt from certain business or corporate taxes. The fund will normally invest so that at least 80% of its income is exempt from federal and state income taxes. During periods when FMR believes that state tax-free obligations that meet the fund's standards are not available, the fund may invest up to 20% of its assets in obligations whose interest payments are only federally tax-exempt. The fund may invest up to one-third of its assets in bonds judged by FMR to be of equivalent quality to those rated lower than BBB or Baa but not lower than B.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to an affiliate who provides assistance with these services. Each fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the fund's average net assets.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above .37%, and it drops as total assets under management increase.
For    Decemb    er 1995, the group fee rate was    .1482    %. Each fund's
individual fund fee rate is .25%. The total management fee rates for fiscal
   1995 a    re presented in the following table.
MANAGEMENT FEES
Michigan Municipal          .40
Money Market                    %

Ohio Municipal Money        .40
Market                          %

Michigan Municipal          .40
Income                          %

Minnesota Municipal         .40
Income                          %

Ohio Municipal Income       .40
                                %

FMR HAS SUB-ADVISORY AGREEMENTS with FTX, which has primary responsibility for providing investment management for the money market funds, while FMR retains responsibility for providing other management services. FMR pays FTX 50% of its management fee (before expense reimbursements) for these
services. FMR paid FTX    .20%     of Fidelity Michigan Municipal Money
Market Fund's and    .20    % of Fidelity Ohio Municipal Money Market
Fund's average net assets for fiscal 1   995    .
OTHER EXPENSES
While the management fee is a significant component of the funds' annual operating costs, the funds have other expenses as well.
FSC performs many transaction and accounting functions. These services include processing shareholder transactions, valuing each fund's
investments, and handling securities loans. In fiscal 1   995    , FSC
received fees equal to the following percentage of each fund's average net assets:
   UNDERSTANDING THE

MANAGEMENT FEE
The management fee FMR
receives is designed to be
responsive to changes in
FMR's total assets under
management. Building this
variable into the fee
calculation assures
shareholders that they will
pay a lower rate as FMR's
assets under management
increase.
(checkmark)
Michigan Municipal          .20
Money Market                    %

Ohio Municipal Money        .18
Market                          %

Michigan Municipal          .17
Income                          %

Minnesota Municipal         .14
Income                          %

Ohio Municipal Income       .16
                                %

The funds also pay other expenses, such as legal, audit, and custodian fees; proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
Each fund has adopted a Distribution and Service Plan. These plans recognize that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the fund's shares. It is important to note, however, that the funds do not pay FMR any separate fees for this service.
The table below shows each bond fund's    portfolio     turnover rate for
fiscal 1995. These rates vary from year to year.
PORTFOLIO TURNOVER RATES
Michigan Municipal          29    %
Income

Minnesota Municipal         49    %
Income

Ohio Municipal Income       48    %

YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has
over    80     walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account. You can choose a money market fund as your core account for your Fidelity Ultra Service Account(registered trademark) or FidelityPlusSM brokerage account. If you are investing through FBSI or another financial institution or investment professional, refer to its program materials for any special provisions regarding your investment in the fund.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Requires a special application.
HOW TO BUY SHARES
EACH FUND'S SHARE PRICE, called net asset value (NAV), is calculated every business day. Each money market fund is managed to keep its share price stable at $1.00. Each fund's shares are sold without a sales charge.
Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another Fidelity fund.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
For the money market funds $5,000
TO ADD TO AN ACCOUNT  $250
Through automatic investment plans $100
For the money market funds $500
MINIMUM BALANCE $1,000
   These minimums may vary for investments through Fidelity Portfolio Advisory Services. Refer to the program materials for details.

                                      TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT

Phone 1-800-544-777 (phone_graphic)   (small solid bullet) Exchange from another    (small solid bullet) Exchange from another
                                      Fidelity fund account                         Fidelity fund account
                                      with the same                                 with the same
                                      registration, including                       registration, including
                                      name, address, and                            name, address, and
                                      taxpayer ID number.                           taxpayer ID number.
                                                                                    (small solid bullet) Use Fidelity Money
                                                                                    Line to transfer from
                                                                                    your bank account. Call
                                                                                    before your first use to
                                                                                    verify that this service
                                                                                    is in place on your
                                                                                    account. Maximum
                                                                                    Money Line: $50,000.



Mail (mail_graphic)   (small solid bullet) Complete and sign the    (small solid bullet) Make your check
                      application. Make your                        payable to the complete
                      check payable to the                          name of the fund.
                      complete name of the                          Indicate your fund
                      fund of your choice.                          account number on
                      Mail to the address                           your check and mail to
                      indicated on the                              the address printed on
                      application.                                  your account statement.
                                                                    (small solid bullet) Exchange by mail: call
                                                                    1-800-544-6666 for
                                                                    instructions.



In Person (hand_graphic)   (small solid bullet) Bring your application    (small solid bullet) Bring your check to a
                           and check to a Fidelity                        Fidelity Investor Center.
                           Investor Center. Call                          Call 1-800-544-9797 for
                           1-800-544-9797 for the                         the center nearest you.
                           center nearest you.



Wire (wire_graphic)   (small solid bullet) Call 1-800-544-7777 to     (small solid bullet) Wire to:
                      set up your account                             Bankers Trust
                      and to arrange a wire                           Company,
                      transaction.                                    Bank Routing
                      (small solid bullet) Wire within 24 hours to:   #021001033,
                      Bankers Trust                                   Account #00163053.
                      Company,                                        Specify the complete
                      Bank Routing                                    name of the fund and
                      #021001033,                                     include your account
                      Account #00163053.                              number and your
                      Specify the complete                            name.
                      name of the fund and
                      include your new
                      account number and
                      your name.



Automatically (automatic_graphic)   (small solid bullet) Not available.   (small solid bullet) Use Fidelity Automatic
                                                                          Account Builder. Sign
                                                                          up for this service
                                                                          when opening your
                                                                          account, or call
                                                                          1-800-544-6666 to add
                                                                          it.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
TO SELL SHARES THROUGH YOUR FIDELITY ULTRA SERVICE OR FIDELITYPLUS ACCOUNT, call 1-800-544-6262 to receive a handbook with instructions.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $1,000 worth of shares in the account to keep it open.
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares, (small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed,
and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


Phone 1-800-544-777 (phone_graphic)              All account types     (small solid bullet) Maximum check request:
                                                                       $100,000.
                                                                       (small solid bullet) For Money Line transfers to
                                                                       your bank account; minimum:
                                                                       $10; maximum: $100,000.
                                                                       (small solid bullet) You may exchange to other
                                                                       Fidelity funds if both
                                                                       accounts are registered with
                                                                       the same name(s), address,
                                                                       and taxpayer ID number.

Mail or in Person (mail_graphic)(hand_graphic)   Individual, Joint     (small solid bullet) The letter of instruction must
                                                 Tenant,               be signed by all persons
                                                 Sole Proprietorship   required to sign for
                                                 , UGMA, UTMA          transactions, exactly as their
                                                 Trust                 names appear on the
                                                                       account.
                                                                       (small solid bullet) The trustee must sign the
                                                                       letter indicating capacity as
                                                 Business or           trustee. If the trustee's name
                                                 Organization          is not in the account
                                                                       registration, provide a copy of
                                                                       the trust document certified
                                                                       within the last 60 days.
                                                                       (small solid bullet) At least one person
                                                 Executor,             authorized by corporate
                                                 Administrator,        resolution to act on the
                                                 Conservator,          account must sign the letter.
                                                 Guardian              (small solid bullet) Include a corporate
                                                                       resolution with corporate seal
                                                                       or a signature guarantee.
                                                                       (small solid bullet) Call 1-800-544-6666 for
                                                                       instructions.

Wire (wire_graphic)                              All account types     (small solid bullet) You must sign up for the wire
                                                                       feature before using it. To
                                                                       verify that it is in place, call
                                                                       1-800-544-6666. Minimum
                                                                       wire: $5,000.
                                                                       (small solid bullet) Your wire redemption request
                                                                       must be received by Fidelity
                                                                       before 4 p.m. Eastern time
                                                                       for money to be wired on the
                                                                       next business day.



Check (check_graphic)   All account types   (small solid bullet) Minimum check: $500.
                                            (small solid bullet) All account owners must sign
                                            a signature card to receive a
                                            checkbook.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT BALANCES
1-800-544-7544
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
QUOTES
1-800-544-8544
RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)




To reduce expenses, only one copy of most financial reports will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports or historical account information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of a fund are limited to four per calendar year (except for the money market funds), and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for a home, educational expenses, and other long-term financial goals.
REGULAR INVESTMENT PLANS

FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND


MINIMUM   FREQUENCY     SETTING UP OR CHANGING
$100      Monthly or    (small solid bullet) For a new account, complete the
          quarterly     appropriate section on the fund
                        application.
                        (small solid bullet) For existing accounts, call
                        1-800-544-6666 for an application.
                        (small solid bullet) To change the amount or frequency of
                        your investment, call 1-800-544-6666 at
                        least three business days prior to your
                        next scheduled investment date.



DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY FUNDA



MINIMUM   FREQUENCY    SETTING UP OR CHANGING
$100      Every pay    (small solid bullet) Check the appropriate box on the fund
          period       application, or call 1-800-544-6666 for an
                       authorization form.
                       (small solid bullet) Changes require a new authorization
                       form.



FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND



MINIMUM   FREQUENCY        SETTING UP OR CHANGING
$100      Monthly,         (small solid bullet) To establish, call 1-800-544-6666 after
          bimonthly,       both accounts are opened.
          quarterly, or    (small solid bullet) To change the amount or frequency of
          annually         your investment, call 1-800-544-6666.


A BECAUSE BOND FUND SHARE PRICES FLUCTUATE, THOSE FUNDS MAY NOT BE APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains earned by the bond funds are normally distributed in February and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options (three for the money market funds):
1. REINVESTMENT OPTION. Your dividend and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for each dividend distribution. This option is not available for the money market funds.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions, if any.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions, if any, will be automatically invested in another identically registered Fidelity fund.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions, if any, will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days, or longer for a December ex-dividend date.
UNDERSTANDING
DISTRIBUTIONS
As a fund shareholder, you
are entitled to your share of
the fund's net income and
gains on its investments. The
fund passes its earnings
along to its investors as
DISTRIBUTIONS.
Each fund earns interest from
its investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund may
realize capital gains if it sells
securities for a higher price
than it paid for them. These
are passed along as CAPITAL
GAIN DISTRIBUTIONS. Money
market funds usually don't
make capital gain
distributions.
(checkmark)
TAXES
As with any investment, you should consider how an investment in a tax-free fund could affect you. Below are some of the funds' tax implications.
TAXES ON DISTRIBUTIONS. Interest income that a fund earns is distributed to shareholders as income dividends. Interest that is federally tax-free
remains    federally     tax-free when it is distributed.
However, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are taxed as dividends. Long-term capital gain distributions are taxed as long-term capital gains. These distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31. Fidelity will send you and the IRS a statement showing the tax status of the distributions paid to you in the previous year.
The interest from some municipal securities is subject to the federal
alternative minimum tax. Each fund may invest up to 100%    of     its
assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.
To the extent that each fund's distributions are derived from state tax-free obligations of its respective state, its income dividends will be exempt from state taxes. For Ohio residents, dividends will be free from the Ohio individual income tax, a school district tax, and the net income base of the Ohio corporation franchise tax. For Michigan residents, dividends will be free from the Michigan income, intangibles, and single business taxes. For Minnesota residents dividends will be free from the Minnesota personal income tax.
Unless 95% or more of Minnesota    Municipal Income's     tax-exempt
dividends are derived from obligations of the State of Minnesota or its political subdivisions, all of the fund's dividends will be subject to the Minnesota tax. FMR intends to meet the 95% requirement, but there is no assurance it will do so.
During fiscal 1995,    100    % of each fund's income dividends was free
from federal and state income taxes. The table below shows the percentage of each fund's income dividends that was subject to the federal alternative minimum tax.
ALTERNATIVE MINIMUM TAX
Michigan Municipal Money Market    53.7
                                   %

Ohio Municipal Money Market           52.3
                                          %

Michigan Municipal Income          3.7
                                   %

Minnesota Municipal Income            10.1
                                          %

Ohio Municipal Income              7.1
                                   %

TAXES ON TRANSACTIONS. Your bond fund redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares just before a fund deducts a capital gain distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The money market funds value the securities they own on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps the fund to maintain a stable $1.00 share price. For the bond funds, assets are valued primarily on the basis of market quotations, if available. Since market quotations are often unavailable, assets are usually valued by a method that the Board of Trustees believes accurately reflects fair value.
EACH FUND'S OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
(small solid bullet) You begin to earn dividends as of the first business day following the day of your purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
YOU MAY BUY OR SELL SHARES OF THE FUNDS THROUGH A BROKER, who may charge you a fee for this service. If you invest through a broker or other institution, read its program materials for any additional service features or fees that may apply.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.
(small solid bullet) Shares will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $60.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. The fee will not be deducted from retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, core accounts for a Fidelity Ultra Service Account or a FidelityPlus brokerage account, or if total assets in Fidelity funds exceed $50,000. Eligibility for the $50,000 waiver is determined by aggregating Fidelity mutual fund accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $1,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be registered for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, each bond fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.




This prospectus is printed on recycled paper using soy-based inks.
FIDELITY MICHIGAN MUNICIPAL        MONEY MARKET FUND
FIDELITY OHIO MUNICIPAL    M    ONEY MARKET FUND
FUNDS OF FIDELITY MUNICIPAL TRUST II
FIDELITY MICHIGAN    M    UNICIPAL INCOME FUND
FIDELITY MINNESOTA    M    UNICIPAL INCOME FUND
FIDELITY OHIO    M    UNICIPAL INCOME FUND
FUNDS OF FIDELITY MUNICIPAL TRUST
STATEMENT OF ADDITIONAL INFORMATION
   FEBRUARY 20, 1996
This Statement is not a prospectus but should be read in conjunction with
the funds' current Prospectus (dated    February 20, 1996    ). Please
retain this document for future reference. The funds' financial
state   ments and financial highlights, included in the Annual Report for
the fiscal year ended December 31, 1995,     are incorporated herein by
reference. To obtain an additional copy of the Prospectus or the Annual Report, please call Fidelity Distributors Corporation at 1-800-544-8888.
TABLE OF CONTENTS                                     PAGE



Investment Policies and Limitations

   Special Considerations Affecting Michigan

   Special Considerations Affecting Minnesota

   Special Considerations Affecting Ohio

   Special Considerations Affecting Puerto Ric    o

Portfolio Transactions

Valuation of Portfolio Securities

Performance

Additional Purchase and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contracts

Distribution and Service Plans

Contracts with FMR Affiliates

Description of the Trusts

Financial Statements

Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISER
FMR Texas Inc. (FTX) (money market funds)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
   UMB Bank, n.a.     (   UMB    )
   Fidelity Service Co.     (   FSC    )
   OMM    -ptb-296
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF THE MICHIGAN MUNICIPAL MONEY MARKET    FUND
(   THE MICHIGAN MONEY MARKET FUND)
THE FOLLOWING ARE THE MICHIGAN MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue bonds or any other class of securities preferred over shares of the fund in respect of the fund's assets or earnings, provided that Fidelity Municipal Trust II may issue additional series of shares in accordance with the Trust Instrument;
(2) sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short;
(3) purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions;
(4) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in total assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(5) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);
(6) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies, instrumentalities, territories, or possessions, or issued or guaranteed by a state government or political subdivision thereof) if, as a result, more than 25% of the value of its total assets would be invested in securities of companies having their principal business activities in the same industry;
(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(8) purchase or sell physical commodities unless acquired as a result of ownership of securities; or
(9) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to the purchase of debt securities or to repurchase agreements).
(10) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-ended management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) To meet federal tax requirements for qualification as a "regulated investment company," the fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer; and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "Government securities" as defined for federal tax purposes.
(ii) The fund may borrow money only (a) from a bank or from a registered investment company or fund for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (4)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iii) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(   i    v) The fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.
(v) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vi) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(vii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(   viii    ) The fund does not currently intend to invest all of its
assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (viii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For purposes of limitations (6) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a government body is guaranteeing the security.
For the fund's policies on quality and maturity, see the section entitled
"Quality and Maturity" on page        .
INVESTMENT LIMITATIONS OF FIDELITY OHIO MUNICIPAL MONEY MARKET    FUND
   (THE OHIO MONEY MARKET FUND)
THE FOLLOWING ARE THE OHIO MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue bonds or any other class of securities preferred over shares of the fund in respect of the fund's assets or earnings, provided that Fidelity Municipal Trust II may issue additional series of shares in accordance with the Trust Instrument;
(2) sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short;
(3) purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions;
(4) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in total assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(5) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);
(6) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies, instrumentalities, territories, or possessions, or issued or guaranteed by a state government or political subdivision thereof) if, as a result, more than 25% of the value of its total assets would be invested in securities of companies having their principal business activities in the same industry;
(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(8) purchase or sell physical commodities unless acquired as a result of ownership of securities; or
(9) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements).
(10) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-ended management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) To meet federal tax requirements for qualification as a "regulated investment company," the fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "Government securities" as defined for federal tax purposes.
(ii) The fund may borrow money only (a) from a bank or from a registered investment company or fund for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (4)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iii) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(   i    v) The fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.
(v) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vi) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(vii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(   viii    ) The fund does not currently intend to invest all of its
assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (viii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For purposes of limitations (6) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a government body is guaranteeing the security.
For the fund's policies on quality and maturity, see the section entitled
"Quality and Maturity" on page        .
INVESTMENT LIMITATIONS OF FIDELITY MICHIGAN    MUNICIPAL INCOME FUND
(THE MICHIGAN    MUNICIPAL INCOME FUND    )
THE FOLLOWING ARE THE MICHIGAN    MUNICIPAL INCOME     FUND'S FUNDAMENTAL
INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or
(8) invest in companies for the purpose of exercising control or management.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) To meet federal tax requirements for qualification as a "regulated investment company," the fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "Government securities" as defined for federal tax purposes.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or fund for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal, or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(   viii    ) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases;
(   ix    ) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
For purposes of limitations (4) and (ii), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a government body is guaranteeing the security.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page 9.
INVESTMENT LIMITATIONS OF FIDELITY MINNESOTA    MUNICIPAL INCOME FUND
(THE MINNESOTA    MUNICIPAL INCOME     FUND)
THE FOLLOWING ARE THE MINNESOTA    MUNICIPAL INCOME     FUND'S FUNDAMENTAL
INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or
(8) invest in companies for the purpose of exercising control or management.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) To meet federal tax requirements for qualification as a "regulated investment company," the fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "Government securities" as defined for federal tax purposes.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or fund for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal, or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(   viii    ) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(   ix    ) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
For purposes of limitations (4) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a government body is guaranteeing the security.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page 9.
INVESTMENT LIMITATIONS OF FIDELITY OHIO    MUNICIPAL INCOME FUND
(THE OHIO    MUNICIPAL INCOME     FUND)
THE FOLLOWING ARE THE OHIO    MUNICIPAL INCOME     FUND'S FUNDAMENTAL
INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or
(8) invest in companies for the purpose of exercising control or management.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) To meet federal tax requirements for qualification as a "regulated investment company," the fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "Government securities" as defined for federal tax purposes.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or fund for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal, or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(viii) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(ix) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
For purposes of limitations (4) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a government body is guaranteeing the security.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page 9.
Each fund's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the funds. AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities
and Exchange Commission    (SEC),     the Board of Trustees has established
and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
DELAYED-DELIVERY TRANSACTIONS. Each fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by a fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. Michigan
   Municipal Income    , Minnesota    Municipal Income    , and Ohio
   Municipal Income     may receive fees for entering into delayed-delivery
transactions.
When purchasing securities on a delayed-delivery basis, each fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could suffer a loss.
Each fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
FEDERALLY TAXABLE OBLIGATIONS. Under normal conditions, the funds do not intend to invest in securities whose interest is federally taxable. However, from time to time on a temporary basis, each fund may invest a portion of its assets in fixed-income obligations whose interest is subject to federal income tax.
Should a fund invest in federally taxable obligations, it would purchase securities that in FMR's judgment are of high quality. These would include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. The bond funds' standards for high-quality, taxable obligations are essentially the same as those described by Moody's Investors Service, Inc. (Moody's) in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by Standard & Poor's (S&P) in rating corporate obligations within its two highest ratings of A-1 and A-2. The money market funds will purchase taxable obligations only if they meet its quality requirements.
Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before the Michigan, Minnesota, and Ohio legislatures that would affect the state tax treatment of the funds' distributions. If such proposals were enacted, the availability of municipal obligations and the value of the funds' holdings would be affected and the Trustees would reevaluate the funds' investment objectives and policies.
       FUTURES AND OPTIONS.    The following sections pertain to futures
and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. The funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involves a risk that the options or futures position will not track the performance of a fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. FUTURES CONTRACTS. When a fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each bond fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission
(CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit. LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the funds greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. A fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. A fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates a fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
For the money market funds, FMR may determine some restricted securities and municipal lease obligations to be illiquid.
For the bond funds, investments currently considered to be illiquid include over-the-counter options. Also, FMR may determine some restricted securities and municipal lease obligations to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments for the money market funds are valued for purposes of monitoring amortized cost valuation, and for the bond funds are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, a fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. INDEXED SECURITIES. A fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change. One example of indexed securities is inverse floaters.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.
INTERFUND BORROWING PROGRAM.    Pursuant     to an exemptive order issued
by the SEC, each fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates, but will participate in the interfund borrowing program only as a borrower. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Loans may be called on one day's notice, and a fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
       INVERSE FLOATERS    have variable interest rates that typically move
in the opposite direction from prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. This interest rate feature can make the prices of inverse floaters considerably more volatile than bonds with comparable maturities.
LOWER-QUALITY MUNICIPAL SECURITIES. The bond funds may invest a portion of their assets in lower-quality municipal securities as described in the Prospectus.
While the market for Michigan, Minnesota, and Ohio municipals is considered to be adequate, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a fund to value its portfolio securities, and the fund's ability to dispose of lower-quality bonds. The outside pricing services are monitored by FMR and reported to the Board to determine whether the services are furnishing prices that accurately reflect fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.
Each fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
    MUNICIPAL     MARKET DISRUPTION RISK.    The value of municipal
securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for the money market funds to maintain a stable net asset value per share. MONEY MARKET SECURITIES are high-quality, short-term obligations. Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and
timing of distributions made by the funds    .
MUNICIPAL SECTORS:
HEALTH CARE. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
HOUSING. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.
WATER AND SEWER. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.
       MUNICIPAL LEASES    and participation interests therein may take the
form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, the funds will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.
PUT FEATURES entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
       QUALITY AND MATURITY (MONEY MARKET FUNDS ONLY). Pursuant to
procedures adopted by the Board of Trustees, the fund   s     may purchase
only high-quality securities that FMR believes present minimal credit risks. To be considered high-quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by FMR.
   High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., Standard & Poor's A-1 or SP-1), and second tier securities are those deemed to be in the second highest rating category (e.g., Standard & Poor's A-2 or SP-2).
The funds currently intends to limit their investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, a fund may look to an interest rate reset or demand feature. REFUNDING CONTRACTS. A fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). A fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts. REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to
the coupon rate or maturity of the purchased security.    To protect the
fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the
sale price plus the accrued incremental amount.     While it does not
presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is each fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR. RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. However, in general, the money market funds anticipate holding restricted securities to maturity or selling them in an exempt transaction.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.
   SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a bank or another entity in determining whether to purchase a security supported by a letter of credit guarantee, insurance or other source of credit or liquidity.
STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Each fund may
acquire standby commitments to en   hance the liquidity of portfolio
securities.
Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.
Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.
Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments. TENDER OPTION BONDS are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand
obligation that bears interest at the prevailing short-term    tax-exempt
rate.     In selecting tender option bonds for the funds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments of the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities have put features.
ZERO COUPON BONDS do not make regular interest payments. Instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.
   SPECIAL CONSIDERATIONS AFFECTING MICHIGAN
The following only highlights some of Michigan's more significant financial trends and problems, and is based in part on information drawn from official statements and prospectuses relating to securities offerings of the State of Michigan, its agencies and instrumentalities as available on the date of this Statement of Additional Information. FMR has not independently verified any of the information contained in such official statements and other publicly available documents, but is not aware of any fact that would render such information inaccurate.
CONSTITUTIONAL STATE REVENUE LIMITATIONS. In 1978 the Michigan Constitution was amended to limit the amount of total State revenues raised from taxes and other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the 1978-79 fiscal year revenues to total 1977 State personal income.
If any fiscal year revenues exceed the revenue limitation by one percent or more, the entire amount of such excess shall be rebated in the following fiscal year's personal income tax or single business tax. Any excess of less than one percent may be transferred to the State's Budget Stabilization Fund.
The State may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature. The foregoing revenue limit does not apply to taxes imposed for the payment of principal of and interest on bonds of the State, if the bonds are approved by voters and authorized by a vote at the request of two-thirds of the members of each House of the Legislature.
The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State has determined that proportion to be 41.6 percent. If such spending does not meet the required level in a given year, an additional appropriation for local government units is required by the "following fiscal year," which means the year following the determination of the shortfall, according to an opinion issued by the State's Attorney General.
The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for purposes of determining compliance with the provision cited above.
CONSTITUTIONAL LOCAL TAX LIMITATIONS. Under the Michigan Constitution, the total amount of general ad valorem taxes imposed on taxable property in any year cannot exceed certain millage limitations specified by the Constitution, statute or charter. The Constitution was amended by popular vote in November 1978 (effective December 23, 1978) to prohibit local units of government from levying any tax not authorized by law or charter, or from increasing the rate of an existing tax above the rate authorized by law or charter, at the time the amendments were ratified, without the approval of a majority of the electors of the local unit voting on the question.
Local units of government and local authorities are authorized to issue bonds and other evidences of indebtedness in a variety of situations without the approval of electors, but the ability of the obligor to levy taxes for the payment of such obligations is subject to the foregoing limitations unless the obligations were authorized before December 23, 1978 or approved by the electors.
The 1978 amendments to the Constitution also contain millage reduction provisions. Under such provisions, should the value of taxable property (exclusive of new construction and improvements) increase at a percentage greater than the percentage increase in the Consumer Price Index, the maximum authorized tax rate would be reduced by a factor which would result in the same maximum potential tax revenues to the local taxing unit as if the valuation of taxable property (less new construction and improvements) had grown only at the Consumer Price Index rate instead of at the higher actual growth rate. Thus, if taxable property values rise faster than consumer prices, the maximum authorized tax rate would be reduced accordingly.
   MICHIGAN SCHOOL FINANCE AND PROPERTY TAX CHANGES.     On August 19,
1993, the Governor of Michigan signed into law Act 145, Public Acts of Michigan, 1993 ("Act 145"), a measure which would have significantly impacted financing of primary and secondary school operations and which has resulted in additional property tax and school finance reform legislation. Act 145 would have exempted all property in the State of Michigan from millage levied for local and intermediate school districts operating purposes, other than millage levied for community colleges, effectively July 1, 1994. In order to replace local property tax revenues lost as a result of Act 145, the Michigan Legislature, in December 1993, enacted several statutes which address property tax and school finance reform. Education reform legislation not dealing with school finance was also enacted.
The property tax and school finance reform measures included a ballot proposal ("Proposal A") which was subject to voter approval and in fact approved on March 15, 1994, and a statutory proposal which would have automatically taken effect if Proposal A had not been approved. Under Proposal A as approved, effective May 1, 1994, the State sales and use tax was increased from 4% to 6%, the State income tax was decreased from 4.6% to 4.4%, the cigarette tax was increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price was imposed on certain other tobacco products. A 0.75% real estate transfer tax was effective January 1, 1995. Beginning in 1994, a State property tax of 6 mills will be imposed on all real and personal property currently subject to the general property tax. The ability of school districts to levy property taxes for school
operating purposes will be partially restored. A school board    is
authorized,     with voter approval, to levy up to the lesser of 18 mills
or the number of mills levied in 1993 for school operating purposes, on
non-homestead property    and non-qualified agricultural property    .
Proposal A contains additional provisions regarding the ability of local school districts to levy taxes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.
Proposal A contains a system of financing local school operating costs which relies upon a foundation allowance amount which may vary by district based upon historical spending levels. State funding will provide each school district an amount equal to the difference between its foundation
allowance and the revenues    that would be generated by the levy of
certain local property taxes for school operating purposes at specified
maximum authorized rates.     Under Proposal A, a local school district
will also be entitled to levy supplemental property taxes to generate additional revenues if its foundation allowance is less than its historical per pupil expenditures. Proposal A also contains provisions which allow for the levy of a limited number of enhancement mills on regional and local
   school     district bases.
Proposal A shifts significant portions of the cost of local school
operations from local    school     districts to the State and raises
additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future. See, "Constitutional State Revenue Limitations." EFFECT OF LIMITATIONS ON ABILITY TO PAY BONDS. The ability of the State of Michigan to pay the principal of and interest on its general obligation bonds may be affected by the limitations described above under "Constitutional State Revenue Limitations:" and "Recent Michigan School Finance and Property Tax Changes." Similarly, the ability of local units of government to levy taxes to pay the principal of and interest on their general obligation bonds is subject to the constitutional, statutory, and charter limitations described above under "Constitutional Local Tax Limitations" and "Recent Michigan School Finance and Property Tax Changes." In general, revenue bonds issued by the State, by local units of government, or by authorities created by the State or local units of government are payable solely from such specified revenues (other than tax revenues) as are pledged for that purpose, and such authorities generally have no taxing power.
EFFECT OF GENERAL ECONOMIC CONDITIONS IN MICHIGAN. Michigan is an industrialized state, whose economy is dominated by the automobile industry and related industries. It tends to be more vulnerable to economic downturns than the economies of many other states and the nation as a whole. Tourism and agriculture are two other important, but less significant industries in the State, both of which have been affected adversely by prior recessions.
Over the past fifteen years the Michigan unemployment rate typically has been higher than the national rate, however, this was not the case for 1994
   or as of November 30, 1995. T    he State's seasonally adjusted
   November 30, 1995     unemployment rate was    5.0%     compared to the
seasonally adjusted national rate of 5.6%. The table below shows the State and national unemployment rates published by the Michigan Employment Security Commission and the U.S. Bureau of Labor Statistics, respectively, for the years indicated.
Period        Michigan       United States

1984           11.2%         7.4%

1985           9.9%          7.1%

1986           8.8%          6.9%

1987           8.2%          6.1%

1988           7.6%          5.5%

1989           7.1%          5.3%

1990           7.5%          5.5%

1991           9.2%          6.7%

1992           8.8%          7.4%

1993           7.0%          6.8%

1994           5.9%          6.1%

   1995           5.4    %      5.6    %

Although most of the bonds in the Michigan fund are expected to be obligations of local units of government or local authorities in the State, rather than general obligations of the State itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of obligations issued by local units of government or local authorities in the State or the ability of the obligors to pay the principal of or interest on such obligations.
STATE LITIGATION. A significant number of lawsuits, involving substantial dollars, have been filed against the State and are pending. These include tax refund claims, including claims for Single Business Taxes, condemnation actions, claims relating to funding for county courts, and other types of actions. The extent to which parties will ultimately prevail against the State cannot be predicted at this time.
   SPECIAL CONSIDERATIONS AFFECTING MINNESOTA
The following only highlights some of the more significant financial trends and problems affecting Minnesota, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of Minnesota, its agencies, and instrumentalities as available on the date of this Statement of Additional Information. FMR has not independently verified any of the information contained in such official statements and other publicly available documents, but is not aware of any fact which would render such information inaccurate.
CONSTITUTIONAL STATE REVENUE LIMITATIONS. Minnesota's constitutionally prescribed fiscal period is a biennium, and the state operates on a biennial budget basis. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the State's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecast available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the State's legislature is not in session the Governor is empowered to convene a special session.
EFFECT OF LIMITATIONS ON ABILITY TO PAY BONDS. There are no constitutional or statutory provisions which would impair the ability of Minnesota municipalities to meet their bond obligations if the bonds have been properly issued.
MINNESOTA'S ECONOMY.    Minnesota's seasonally adjusted March 1995
unemployment rate was 3.3 percent which was lower than the seasonally
adjusted national rate of 5.5 percent for the month. N    on-agricultural
employment in the state increased 20.3% from 1980 to 1990 but only increased 5.3% from 1990 to 1993. A major continuing trend for Minnesota, as for the nation, is the large employment gain in the service industries. In 1993, almost all private sector jobs added had been in services and in finance, insurance and real estate. Accompanying this was a decline in jobs in construction and mining.
Minnesota resident population grew from 4,085,000 in 1980 to 4,367,000 in 1990 or, at an average annual compound rate of .7 percent. In comparison, U.S. population grew at an annual compound rate of .9 percent during this period. Minnesota population is currently forecast to grow at an annual compound rate of .6 percent between 1990 and 2000. In the period 1990 to 1993, Minnesota's overall employment growth increased 4.3% compared to national growth of .9%.
Manufacturing has proven to be a strong sector, with Minnesota employment growth in this area outperforming its U.S. counterpart in both the 1980-1990 and 1990-1993 periods. Minnesota's manufacturing industries accounted for 17.4 percent of the state's employment mix in 1994. In the durable goods industries, the state's employment in 1994 was highly concentrated in the industrial machinery, fabricated metals, instrument and miscellaneous categories. Of particular importance is the industrial machinery category in which 32.6% of the state's durable goods employment was concentrated in 1994, as compared to 19.0% for the United States as a whole. The emphasis is partly explained by the location in the state of Ceridian, Unisys, IBM, Cray Research, and other computer equipment manufacturers which are included in the industrial machinery classification.
The importance of the state's rich resource base for overall employment is
apparent in the employment mix in non-durable goods    industries. In 1994,
29.0% of the state's non-durable goods employment was concentrated in food and kindred industries, and 18.6% in paper and allied industries. This compares to 21.4% and 8.8%, respectively, for comparable sectors in the
national     economy. Both of these rely heavily on renewable resources in the state. Over half of the state's acreage is devoted to agricultural purposes, and nearly one-third to forestry. Printing and publishing is also relatively more important in Minnesota than in the U.S.
The state is situated in the midst of the family farm belt. Although a decline in jobs in agriculture is forecasted due to technological improvements and the trend away from small family farms, in 1994 Minnesota ranked seventh among all states in total cash receipts derived from agricultural products and seventh among all states in percentage of income derived from farming. In order of receipts, the six major agricultural products in 1994 were dairy, soybeans, corn, cattle and calves, hogs and sugarbeets.
In 1993, Minnesota ranked seventh among all states in agricultural exports. The state's major agricultural commodities exported in 1993, were in order of value, feed grains and products, soybeans and products, wheat and wheat products, live animals and meat, vegetables and feed and fodder. The average Minnesota farm had gross farm income of $105,038 in 1994; however,
expenses used up $88,484 of     the income leaving the average farm net
income in 1994 at $6,554, compared to the 1993 average farm net income of
$2,214.
   Mining is currently a less significant factor in the state economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 17.3 thousand in 1979 to 7.6 thousand in 1994. It is not expected that mining employment will return to 1979 levels. However, Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt, and peat, which may be utilized in the future.
The fastest growing sector of the economy in Minnesota and the rest of the country is the service sector. Business services employment is projected to increase by 23% from 1989 to 1996, and health care services (exclusive of
hospitals and nursing homes) is projected    to grow by 18%.
Minnesota's service industries accounted for 26.4% of 1993 nonfarm employment.
   In 1994, 30 Minnesota based public companies     and nine private
companies reported revenues of $600 million or more. These companies are involved in a varied group of industries including agricultural and industrial commodities, manufacturing, food and kindred products and services.
Since 1980, state per capita personal income has been within three
percentage points of national per capita personal income. In    1994,
Minnesota per capita persona    l income was 103.0% of the national
average. During 1993-94, personal income in Minnesota grew more rapidly than the U.S. average with a growth rate of 8.04% in Minnesota as compared to a U.S. average rate of 5.89%.
   Stronger than expected economic activity and lower than expected human services expenditures resulted in an 824 million improvement in the 1996-1997 biennial State budget forecast. Minnesota's major tax revenues are now forecast to total $15,916 billion during the 1996-1997 biennium, up 420 million from end of session estimates. Other revenue changes contributed an additional $70 million to the forecast balance. For the biennium ending in 1995, revenues were $52 million higher than forecast and final expenditures were $83 million lower than forecast.
State Litigation. The Minnesota Supreme Court held on April 1, 1994 that numerous banks are entitled to refunds of Minnesota bank franchise taxes paid for tax years 1979 through 1983, on the grounds that interest on federal obligations was unlawfully included in the computation of the tax for such years. The trial court has been directed to calculate the amounts to be refunded. the taxes and interest are estimated to be in excess of $235 million. The State will be permitted to pay the refunds over a four-year period. On December 12, 1994, the U.S. Supreme Court denied the State's petition to review the decision of the Minnesota Supreme Court. The 1995 Minnesota Legislature authorized the State Commissioner of Finance to issue up to $400 million of State revenue bonds to pay for the judgment and the related obligations.
State Legislation. The 1995 Minnesota Legislature considered but did not enact legislation what would include in Minnesota taxable income of individuals, estates and trusts the interest income derived from obligations of the State of Minnesota or its subdivisions that are otherwise exempt from federal income tax to the extend the interest income was derived from obligations issued, sold or acquired after July 1, 1995. The proposed legislation was partially in response to a 1994 Ohio Supreme Court case which held that an Ohio law subjecting the interest derived from obligations issued by non-Ohio governmental entities to tax while exempting interest on bonds issued by Ohio governmental entities did not violate the Commerce Clause of the United States Constitution. Despite the fact that the Ohio law was upheld, the Ohio case caused concern that if a similar Minnesota exemption were held to be unconstitutional, the State of Minnesota would be subject to retroactive income tax refunds. The 1995 Minnesota Legislature did enact a provision stating that is a court determines the exemption of Minnesota bond interest discriminates against interstate commerce, the State of Minnesota would remedy the discrimination by adding interest on obligations of Minnesota governmental units to federal taxable income, beginning in the year in which such a court decision became final.
SPECIAL CONSIDERATIONS AFFECTING OHIO
The following only highlights some of Ohio's more significant financial trends and problems, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of Ohio, its agencies, and instrumentalities as available on the date of this Statement of Additional Information. FMR has not independently verified any of the information contained in such official statements and other publicly available documents, but is not aware of any fact that would render such information inaccurate.
The State of Ohio operates on the basis of a fiscal biennium for its appropriations and expenditures. Under current law the biennium for operating purposes runs from July 1 in an odd-numbered year to June 30 in the next odd-numbered year with fiscal years within a fiscal biennium running from July 1 to June 30 (references to a particular fiscal year refer to the fiscal year ending on June 30 of each year). The State is effectively precluded by law from ending a fiscal year or a biennium in a deficit position. The Governor has the power to order state agencies to operate within their means. The State carries out most of its operations through the general revenue fund (GRF) which receives general State revenues not otherwise dedicated. GRF revenues are derived mainly from personal income, sales/use, corporate, and corporation franchise taxes. There is no present constitutional limit on the rates of state-levied
taxes, except for taxes on intangible property.    However, the Ohio House
of Representatives has adopted a resolution that would submit to the electors a constitutional amendment prohibiting the General Assembly from imposing a new tax or increasing an existing tax unless approved by a three-fifths vote of each house or by a majority vote of the electors. It cannot be predicted whether required Senate concurrence to submission of the proposed constitutional amendment to the lectors will be received. Economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and the nation as a whole. In the 1980's Ohio experienced an unemployment rate generally higher than the United States average, largely due to the importance of heavy industry and manufacturing to Ohio's economy. This trend has not continued in the 1990's. Although manufacturing (including automobile-related manufacturing) in Ohio remains an important part of the state's economy, the greatest growth in employment in Ohio in recent years, consistent with national trends, has been in the non-manufacturing areas. The State's experience is similar to that of other midwestern states with comparable economic structures.
Budgetary shortfalls in recessionary periods have required emergency spending reductions by the Governor and the adoption of temporary and permanent tax increases and/or new tax measures by the General Assembly to meet the State's constitutional requirement that the State end each year without a deficit. No appropriations for debt service, however, were affected by the spending reductions, and the State has, in fact, ended each fiscal year with a budget surplus.
The 1989-91 recession in the United States has had an adverse effect on both the economy in Ohio and the financial condition of the State of Ohio and its underlying municipalities. In December of 1991, the Ohio Office of Budget and Management (OBM) projected a 1992 fiscal year imbalance in the GRF. As an initial action, the Governor ordered most state agencies to reduce GRF appropriations spending in the final six months of fiscal year 1992, by approximately $184 million and the General Assembly authorized the OBM to transfer to the GRF the $100.4 million balance in the Budget Stabilization Fund. Other revenue and spending actions, legislative and administrative, resolved the remaining GRF imbalance for fiscal year 1992. In response to OBM's projections of a $520 million GRF shortfall for fiscal year 1993, the Governor ordered, effective July 1, 1992; selected GRF appropriations reductions totalling $300 million. Subsequent executive and legislative actions - including tax revisions that produced an additional $194.5 million in fiscal 1993, and an additional $50 million in appropriations spending reductions - resulted in positive biennium-ending GRF balances. Appropriations for debt service were expressly excluded from the Governor's appropriation orders.
The GRF appropriations    act     for the 1994-95 biennium    provided for
total GRF biennial expenditures of approximately $30.7 billion, those for fiscal year 1994 being 9.2% higher than in fiscal year 1993 (taking into account fiscal year 1993 expenditure reductions), and for fiscal year 1995 being 6.6% higher than in fiscal year 1994. Fiscal year 1994 ended with a GRF fund balance of over $560 million, permitting an additional $260.3 million to be deposited in the Budget Stabilization Fund. The 1994-95 biennium GRF ending fund balance was $928 million.
The GRF appropriations act for the 1996-97 biennium was passed on June 28, 1995 and promptly signed (after selective vetoes), by the Governor. The appropriations acts as passed and signed include all necessary appropriations for debt service on State obligations. In accordance with the appropriations act, the significant June 30, 1995 GRF fund balance, after retaining in the GRF an unreserved and undesignated balance of $70 million, was transferred to a variety of funds, including $535.2 million to the Budget Stabilization Fund (which has a current balance of $828.3 million) and $322.8 million to other funds, including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.
A number of local Ohio communities and school districts have also faced significant financial problems. The State has established procedures for municipal fiscal emergencies, under which joint state/local commissions are established to monitor the fiscal affairs of a financially troubled municipality, and the municipality must develop a financial plan to eliminate deficits and cure any defaults. Since their adoption in 1979, these procedures have been applied to twenty-three cities and villages,
including the City of Cleveland; in    nineteen     of these communities,
the fiscal situation has been resolved and the procedures terminated.
Local school districts in Ohio receive a major portion of their operational
funds from state subsidies    (the primary portion of which is known as the
Foundation Program)    , but are dependent upon local taxes for significant
portions of their budgets. Local school districts are also authorized to submit for voter approval an income tax on the district income of individuals and estates. In part because of provisions of some State laws, such as the law partially limiting (without voter approval) the increase in property tax collections that would otherwise result from increased assessed valuations, some school districts in recent years have experienced difficulty in meeting mandated and discretionary increased costs. In addition, the Governor's appropriations reduction orders described above have, in some instances, included reductions in appropriations for state school subsidy programs. A small number of local school districts have required emergency advances from the State in order to prevent year-end deficits. The number of districts applying for aid has fluctuated over the years; during the 1979 fiscal year through the 1989 fiscal year, a total of 143 loans totaling $137.4 million had been made to school districts (with enhanced provisions for individual district borrowing) replaced the emergency advance loan program for fiscal years subsequent to fiscal year
1989. In fiscal year 199   5    , there were    29     loans made for an
aggregate amount of $   71.1     million (including one loan of $75 million
to the Cleveland City School District). As of December 3   1    ,
199   5    ,    six     school districts have approval for loans totaling
$   19.6     million in fiscal 199   6    .
Litigation contesting the Ohio system of school funding is pending    on
appeal in the Ohio Supreme Court with defendants being     the    S    tate
and several    S    tate agencies and officials. Among other relief
sought    by the plaintiff school districts was essentially a declaratory judgment that the State's statutory system of funding public elementary and secondary education violates various provisions of the Ohio Constitution.
As a remedy, the plaintiffs requested     decrees as may be required to
compel the State and the General Assembly to devise and enact a
constitutionally acceptable system of school funding.    The trial court in
July 1994 concluded that certain provisions of current law (including those relating to the Foundation Program, and certain school district borrowing authorizations) violated provisions of the Ohio Constitution, and directed the Sate "forthwith to provide for and fund a system of funding public elementary and secondary education in compliance with the Ohio Constitution." The State appealed, and the trial court granted a stay of its findings and conclusions, and a stay of its orders except for requirements that officials prepare and present to the General Assembly proposals for a school funding system complying with the court-specified criteria and except for periodic reports to the court on steps taken to eliminate wealth-based disparities among school districts. In August 1995, a court of appeals reversed the trial court's findings in favor of plaintiff school districts and vacated the trial court's remedial orders. In prior litigation, the Ohio Supreme Court in 1979 upheld what was essentially the then existing Foundation Program against similar claims that a the school funding system violated provisions of the Ohio Constitution. Applying that 1979 decision to the present case, the court of appeals found no constitutional violation.
It is not possible at this time to predict the outcome of the appeal to the Ohio Supreme Court or, should the plaintiff prevail, the effect on the State's present school funding system, including the amount of and criteria for State basic aid allocations to school districts.
Ohio's general obligation bonds are currently rated Aa and AA by Moody's Investors Service, Inc. and Standard & Poor's Corporation, respectively, except that Highway Obligations are rated AAA by Standard & Poor's Corporation.
Although most of the bonds in the Ohio fund are expected to be obligations of local units of government or local authorities in the State, rather than general obligations of the State itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of obligations issued by local units of government or local authorities in the State, or the ability of the obligors to pay the principal of or interest on such obligations. Investment policies of local units of government or local
authorities may also    a    ffect adversely the ratings of obligations of
current or future issues.
   SPECIAL CONSIDERATIONS AFFECTING PUERTO RICO
The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the Commonwealth or Puerto Rico) and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies and instrumentalities, available as of the date of this SAI. FMR has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents, but it is not aware of any fact which would render such information materially inaccurate.
The economy of Puerto Rico is closely integrated with that of the United States. In fiscal 1994, trade with the United States accounted for approximately 87% of Puerto Rico's exports and approximately 67% of its imports. In this regard, Puerto Rico experienced a $4.3 billion positive adjusted merchandise trade balance in fiscal 1994.
Since fiscal 1985, personal income, both aggregate and per capita, have increased consistently each fiscal year. In fiscal 1994, aggregate personal income was $25.7 billion and personal income per capita was $7,047. Gross domestic product in fiscal year 1991, 1992, 1993, 1994, and 1995 was $22.8 billion, $23.7 billion, $25.2 billion, $26.6 billion, and $28.3 billion, respectively. For fiscal 1996, an increase in gross product of 2.7% over fiscal 1995 is forecasted. However, actual growth in the Puerto Rico economy will depend on several factors, including the state of the U.S. economy, the exchange rate for the U.S. dollar, increases in exports and visitors to the Commonwealth, the price stability of oil imports, the level of federal transfers, and the cost of borrowing. Due to uncertainties with respect to these factors, there is no assurance that the economy of Puerto Rico will continue to grow.
Puerto Rico's economy continued to expand throughout the five year period from fiscal 1990 through fiscal 1994. While trends in the Puerto Rico economy generally follow those of the United States, Puerto Rico did not experience a recession in 1991. This was primarily because of low oil prices, low interest rates, and Puerto Rico's strong manufacturing base, which has a large component of non-cyclical industries. Other factors in the continued expansion included Commonwealth-sponsored economic development programs, stable prices of oil imports, low exchange rates for the U.S. dollar, the level of federal transfers, and the relatively low cost of borrowing funds during that period.
Puerto Rico has made marked improvements in fighting unemployment. Nonetheless, although unemployment is at relatively low historical levels for the Commonwealth, it remains above the U.S. average. The unemployment rate declined from 16.0% to 13.8% from fiscal 1994 to fiscal 1995. As of October 1995, the unemployment rate stood at 15.0%. Despite this relative downturn, there is a possibility that the unemployment rate will increase if there are changes in factors that directly impact the economy of Puerto Rico.
The economy of Puerto Rico has undergone a transformation in the later half of this century from one centered around agriculture to one dominated by the manufacturing and service industries. Manufacturing is the cornerstone of Puerto Rico's economy and accounted for $16.3 billion or 41.5% of gross domestic product in fiscal 1994. However, manufacturing has experienced a basic change over the years as a result of the influx of higher wage, high technology industries such as pharmaceuticals, electronics, computers, microprocessors, scientific instruments, and high technology machinery. The service sector, which includes wholesale and retail trade, finance and real estate, ranks second in its contribution to gross domestic product and is the economic sector that employs the greatest number of people. In fiscal 1994, the service sector generated $15 billion in gross domestic product and employed over 478,000 people. The government sector of the Commonwealth also plays an important role in the economy of the island. In fiscal 1994, the government accounted for $4.1 billion of Puerto Rico's gross domestic product and provided 22.2% of total employment. Tourism also contributed significantly to the island economy and total visitor expenditures amounted to $1.8 billion in fiscal 1995.
Much of the development of the manufacturing sector of the economy of Puerto Rico is attributable to federal and Commonwealth tax incentives, most notably section 936 of the Internal Revenue Code of 1986, as amended (Section 936), and the Commonwealth's Industrial Incentives Program.
Section 936 currently grants U.S. corporations that meet certain criteria and elect its application a credit (the Section 936 credit) against their U.S. corporate income tax on the portion of the tax attributable to (i) income derived from the active conduct of a trade or business in Puerto Rico (active business income) or from the sale or exchange of substantially all of the assets used in the active conduct of such trade or business and
(ii) qualified possession source investment income. The Industrial Incentives Program, through the 1987 Industrial Incentives Act, grants corporations engaged in certain qualified activities a fixed 90% exemption from Commonwealth income and property taxes and a 60% exemption from municipal license taxes.
Pursuant to amendments to the Internal Revenue Code (the Code) for taxable years commencing after 1993, two alternative limitations apply to the
Section 936 credit against active business income and sale of assets income, as previously described. The first option limits the credit against such income to 40% of the credit allowable previous to the amendments of 1993, with a five-year phase-in period starting at 60% of the current allowable credit (the Percentage Limitation). The second option limits the allowable credit to the sum of (i) 60% of qualified compensation paid to employees (as defined in the Code), (ii) a specified percentage of depreciation deductions, and (iii) a portion of the Puerto Rico income taxes paid by the Section 936 corporation, up to a 9% effective tax rate (the Economic Activity Limitation).
On November 17, 1995, the U.S. Congress adopted, as part of its larger federal income tax legislative package, a ten-year phase-out of the current
Section 936 credit for companies that are existing credit claimants and the elimination of the credit for companies establishing new operations in Puerto Rico and for existing companies that add a substantial new line of business. The Section 936 credit based on the Economic Activity Limitation will continue as under current law without change until tax years beginning in 2002, during which years a corporation's possession business income will be subject to a cap based on its possession income for an average adjusted base period. The credit based on the Percentage Limitation will continue as under current law until tax years beginning in 1998. In that year and thereafter, the credit based on the Percentage Limitation will be 40%, but the possession business income will be subject to a cap based on a corporation's possession income for an average adjusted base period. The
Section 936 credit is eliminated entirely for taxable years beginning in 2006. However, the credit granted to qualified possession source investment income is eliminated for taxable years beginning after December 31, 1995. President Clinton vetoed the legislation submitted by the U.S. Congress on December 7, 1995. The Administration has proposed a modification to the
Section 936 credit that would phase out the credit based on the Percentage Limitation over a five year period beginning in 1997, retain the credit based upon the Economic Activity Limitation under current law, allow a five-year carry forward of excess Section 936 credit based upon the Economic Activity Limitation, and retain the Section 936 credit granted to qualified possession source investment income under current law.
The Governor of Puerto Rico has proposed to the U.S. Congress a modification of the total elimination of the Section 936 credit by offering qualifying companies the option of the existing Section 936 credit, as amended by the U.S. House of Representatives proposal, or a new incentive program, to be available throughout the United States, including Puerto Rico. The proposal would provide such companies a credit based on qualifying wages paid, other wage-related expenses such as fringe benefits, depreciation expenses for certain tangible assets, research and development expenses, and passive investment income from qualifying investments in the subject jurisdiction, so long as the company's employees are in an "economically developing" jurisdiction in which prevailing per capita income is substantially below the national average, among other things. The credit granted to qualifying companies would continue in effect until the jurisdiction shows, among other things, substantial economic improvement in terms of the specified economic parameters. The Governor's proposal is not currently included in either the legislation adopted by the U.S. Congress on November 17, 1995 or in the Administration's proposal. It is not possible at this time to determine the final legislative changes that may be made to Section 936 or the effect that this will have on the long-term outlook for the economy of Puerto Rico.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract. In the case of the money market funds, FMR has granted investment management authority to the sub-adviser (see the section entitled "Management Contracts"), and the sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. Securities purchased and sold by the money market funds generally will be traded on a net basis (i.e., without commission). In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of
securities or the purchasers or sellers of securities.    In addition, such
broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform
functions incidental thereto (such as clearance and settlement).     FMR
maintains a listing of broker-dealers who provide such services on a regular basis. However, as many transactions on behalf of the money market funds are placed with broker-dealers (including broker-dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services were provided. The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds, or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI), a subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules. Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
The bond funds' annual portfolio turnover rates for the fiscal years ended
   December 31, 1995     and 1994 are shown in the following table:
ANNUAL PORTFOLIO TURNOVER RATE FOR MUNICIPAL INCOME FUNDS

Fiscal Year Ended    Michigan                  Minnesota                Ohio
December 31             Municipal Income           Municipal Income          Municipal Income
                        Fund                    Fund                      Fund

1995                     29    %                    49    %                   48    %

1994                  18%                        26%                       22%


For fiscal    years ended December 31,     1995, 1994 and 1993, the funds
paid no brokerage commissions.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION OF PORTFOLIO SECURITIES
MONEY MARKET FUNDS. The money market funds value their investments on the basis of amortized cost. This technique involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes which reflect current market conditions. The amortized cost value of an instrument may be higher or lower than the price the money market fund would receive if it sold the instrument.
Valuing a fund's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 under the 1940 Act. Each money market fund must adhere to certain conditions under Rule 2a-7. The Board of Trustees of the money market funds oversee FMR's adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each fund's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
During periods of declining interest rates, each money market fund's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder in the fund would be able to obtain a somewhat higher yield than would result if the fund utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.
BOND FUNDS. Valuations of portfolio securities furnished by the pricing service employed by the bond funds are based upon a computerized matrix system or appraisals by the pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the funds and FSC under the general supervision of the Board of Trustees. There are a number of pricing services available and the Trustees, or officers acting on behalf of the Trustees, on the basis of on-going evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.
PERFORMANCE
The funds may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. A bond fund's share price, and each fund's yield and total return fluctuate in response to market conditions and other factors, and the value of a bond fund's shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. To compute a money market fund's yield for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. A money market fund also may calculate a compound effective yield by compounding the base period return over a one-year period. In addition to the current yield, a money market fund may quote yields in advertising based on any historical seven-day period. Yields for the money market funds are calculated on the same basis as other money market funds, as required by regulation.
For the bond funds, yields are computed by dividing a fund's interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the fund's net asset value per share (NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of a bond fund's yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.
Income calculated for the purposes of determining a bond fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a bond fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, each fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
A fund's tax-equivalent yield is the rate an investor would have to earn
from a fully taxable investment    before     taxes to equal the fund's
tax-free yield. Tax-equivalent yields are calculated by dividing a fund's yield by the result of one minus a stated federal or combined federal and state and city tax rate. If only a portion of a fund's yield is tax-exempt, only that portion is adjusted in the calculation.
The following tables show the effect of a shareholder's tax status on
effective yield under federal and state income tax laws for    1996.
The second table shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent
to those of hypothetical tax-exempt obligations yielding from    3    % to
   7    %. Of course, no assurance can be given that a fund will achieve any specific tax-exempt yield. While the funds invest principally in obligations whose interest is exempt from federal and state income tax, other income received by the funds may be taxable. The tables do not take into account local taxes, if any, payable on fund distributions.
Use the first table to find your approximate effective tax bracket taking
into account federal and state taxes for    1996    .
1996 TAX RATES FOR MICHIGAN

                                                      Combined

                              Federal      State      Michigan and

      Taxable Income*         Income Tax   Marginal          Federal Effectiv   e



Single Return                                    Joint Return                        Bracket   Rate             Tax Bracket**

$ 24,   001 -      5   8    ,   1    50   $ 40,101    -      96,900             28.0%     4.4   0    %     3   1.17    %

$ 5   8    ,   1    51    -     121,30   0       $ 96,   9    01    -      147,700     31.0%     4.4   0    %     3   4.04    %

$ 1   21    ,   301 -     263,750         $ 147,701    -      263,750           36.0%     4.4   0    %        38.82    %

$ 263,751  Above                                 $ 263,751 + Above                     39.6%     4.4   0    %     4   2.26    %


* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
Having determined your effective tax bracket, use the following table to determine the tax-equivalent yield for a given tax-free yield.
If your effective combined federal and state personal tax rate in 1996 is:
         31.17    %      34.04    %      38.82    %      42.26    %


To match these

tax-free yields:   Your taxable investment would have to earn the following yield:


3%   4.   36    %    4.   55    %       4.90    %    5.   20    %

4%      5.81    %       6.06    %       6.54    %       6.93    %

5%      7.26    %    7.   58    %       8.17    %    8   .66    %

6%      8.72    %    9.   10    %       9.81    %    10.   39    %

7%      10.17    %   10.   61    %   11.   44    %   12.   12    %

   1996 TAX RATES FOR MINNESOTA
                                                      Combined

                              Federal      State      Minnesota and

      Taxable Income*         Income Tax   Marginal   Federal Effective


Single Return                 Joint Return                       Bracket   Rate     Tax Bracket**

$ 24,001    -      52,790     $ 40,   1    01    -      93,340     28.0%     8.0%     33.76%

$ 52,791    -      58,150     $ 93,341    -      96,900            28.0%     8.5%     34.12%

$ 58,151    -     121,300     $ 96,901    -      147,700           31.0%     8.5%     36.87%

$ 121,301    -      263,750   $ 147,701    -      263,750          36.0%     8.5%     41.44%

$ 263,751 + Above             $ 263,751 + Above                    39.6%     8.5%     44.73%


* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
Having determined your effective tax bracket, use the following table to determine the tax-equivalent yield for a given tax-free yield.
   If your effective combined federal and state personal tax rate in 1996 is:
      33.76%   34.12%   36.87%   41.44%   44.73%


To match these

tax-free yields:   Your taxable investment would have to earn the following yield:


3%   4.53%    4.55%    4.75%    5.12%    5.43%

4%   6.04%    6.07%    6.34%    6.83%    7.24%

5%   7.55%    7.59%    7.92%    8.54%    9.05%

6%   9.06%    9.11%    9.50%    10.25%   10.86%

7%   10.57%   10.63%   11.09%   11.95%   12.67%

   1996 TAX RATES FOR OHIO
                                                      Combined

                              Federal      State      Ohio and

      Taxable Income*         Income Tax   Marginal   Federal Effective


Single Return                               Joint Return                  Bracket   Rate       Tax Bracket**

$ 24,001    -      40,000                      --                           28.0%     4.457%     31.21%

$ 40,001    -      58,150                   $ 40,101    -      80,000       28.0%     5.201%     31.74%

--                                          $ 80,001    -     96,900        28.0%     5.943%     32.28%

$ 58,151    -      80,000                   --                              31.0%     5.201%     34.59%

$ 80,001    -      100,000                  $ 96,901    -      100,000      31.0%     5.943%     35.10%

$ 100,001    -      121,300                 $ 100,001    -      147,700     31.0%     6.900%     35.76%

$ 121,301    -      200,000                 $ 147,701    -      200,000     36.0%     6.900%     40.42%

$ 200,001    -      2   63    ,   75    0   $ 200,001    -      263,750     36.0%     7.500%     40.80%

$ 263,751 + Above                           $ 263,751 + Above               39.6%     7.500%     44.13%


* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
Having determined your effective tax bracket, use the following table to determine the tax-equivalent yield for a given tax-free yield.
If your effective combined federal and state personal tax rate in 1996 is:

   To match these        31.21%   31.74%   32.28%   34.59%   35.10%   35.76%   40.42%   40.80%   44.13%



tax-free yields:   Your taxable investment would have to earn the following yield:



3%   4.36%    4.39%    4.43%    4.59%    4.62%    4.67%    5.04%    5.07%    5.37%

4%   5.81%    5.86%    5.91%    6.12%    6.16%    6.23%    6.71%    6.76%    7.16%

5%   7.27%    7.32%    7.38%    7.64%    7.70%    7.78%    8.39%    8.45%    8.95%

6%   8.72%    8.79%    8.86%    9.17%    9.24%    9.34%    10.07%   10.14%   10.74%

7%   10.18%   10.25%   10.34%   10.70%   10.79%   10.90%   11.75%   11.82%   12.53%


Each fund may invest a portion of its assets in obligations that are subject to state or federal income taxes. When a fund invests in these obligations, its tax-equivalent yield will be lower. In the tables above, the tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's net asset
value    (NAV    ) over a stated period. Average annual total returns are
calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
HISTORICAL FUND RESULTS. The following tables show each money market fund's 7-day yields, each bond fund's 30-day yields, each fund's tax-equivalent
yields, and total returns for periods ended December 31, 19   95.
The tax-equivalent yields are based on combined effective federal and state
income tax rates of    38.82    % (Michigan),    41.44    % (Minnesota),
and    40.80    % (Ohio), and reflects that, as of December 31,    1995,
none     of the fund's income was subject to state taxes. Note that each fund may invest in securities whose income is subject to the federal alternative minimum tax.

                Average Annual Total Returns                                 Cumulative Total Returns


                Seven-Day  Tax-        One   Five          Life of           One               Five               Life of
                Yield      Equivalent  Year  Years         Fund              Year              Years              Fund
                           Yield

Michigan Money     3.98%   6.51%       3.38% 2.98    %        3.44    %*         3.38    %        15.82    %         22.38    %*
Market

Ohio Money         4.04%   6.82%       3.48% 3.07    %        3.69    %**        3.48    %         16.33    %        25.84    %**
Market


* From commencement of operations, January 12, 1990.
** From commencement of operations, August 29, 1989.

                           Average Annual Total Returns         Cumulative Total Returns

             Thirty-Da  Tax-       One    Five     Ten       One    Five       Ten
             y          Equivalent Year   Years    Years     Year   Years      Years
             Yield      Yield

Michigan        4.79%   7.83%      15.41% 8.32% 8.49%        15.41% 49.13%  125.96%
   Muni
   Income

Minnesota       4.67%   7.97%      16.00% 7.44% 7.83%        16.00% 43.13%  112.48%
   Muni
   Income

Ohio    Muni 4.74    %     8.01%   16.39% 8.43% 8.57%        16.39% 49.86%  127.47%
   Income


The following table shows the income and capital elements of each fund's cumulative total return. The table compares each fund's return to the record of the Standard & Poor's Composite Index of 500 Stocks (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. The CPI information is as of the month end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad average of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Of course, since each fund invests in
short-term    (money-market funds)     fixed-income securities, common
stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the funds. Figures for the S&P 500 and DJIA are based on the prices of unmanaged groups of stocks and, unlike the funds' returns, do not include the effect of paying brokerage commissions or other costs of investing.
During the ten-year period ended December 31, 1995, a hypothetical $10,000
investment in Ohio Municipal Income would have grown to $   22,747    ,
assuming all distributions were reinvested. This was a period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.

FIDELITY OHIO MUNICIPAL INCOME FUND                                           INDICES

Year        Value of        Value of        Value of        Total             S&P 500           DJIA              Cost of
Ended       Initial         Reinvested      Reinvested      Value                                                 Living**
            $10,000         Dividend        Capital Gain
            Investment      Distributions   Distributions

   1995     $    11,453     $    10,530     $    764        $    22,747       $    40,054       $    45,581       $    14,044

1994        $    10,395     $    8,455      $    693        $    19,543       $    29,114       $    33,338       $    13,696

1993        $    11,877     $    8,392      $    422        $    20,691       $    28,735       $    31,759       $    13,339

1992        $    11,413     $    6,969      $    0          $    18,382       $    26,104       $    27,146       $    12,983

1991        $    11,186     $    5,731      $    0          $    16,917       $    24,251       $    25,300       $    12,617

1990        $    10,711     $    4,468      $    0          $    15,179       $    18,585       $    20,347       $    12,242

1989        $    10,662     $    3,459      $    0          $    14,121       $    19,183       $    20,457       $    11,537

1988        $    10,375     $    2,463      $    0          $    12,838       $    14,567       $    15,526       $    11,025

1987        $    9,852      $    1,517      $    0          $    11,369       $    12,492       $    13,394       $    10,558

1986        $    10,840     $    806        $    0          $    11,646       $    11,868       $    12,703       $    10,110


** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on January 1, 1986, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   20,730    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to $   7,007     for
dividends and $   435     for capital gains distributions. Tax consequences
of different investments have not been factored into the above figures.
   During the ten-year period ended December 31, 1995, a     hypothetical
$10,000 investment in Minnesota Municipal Income would have grown to
$   21,248    , assuming all distributions were reinvested. This was a
period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.

FIDELITY MINNESOTA MUNICIPAL INCOME FUND                           INDICES
Year        Value of       Value of          Value of        Total            S&P 500             DJIA             Cost of
Ended       Initial        Reinvested        Reinvested      Value                                                 Living**
            $10,000        Dividend          Capital Gain
            Investment     Distributions     Distributions

   1995     $   11,001     $    10,076       $    171       $    21,248       $    40,054       $    45,581       $    14,044

1994        $   10,040     $    8,126        $    152       $    18,318       $    29,114       $    33,338       $    13,696

1993        $   11,417     $    8,039        $    33        $    19,489       $    28,735       $    31,759       $    13,339

1992        $   10,753     $    6,551        $    31        $    17,335       $    26,104       $    27,146       $    12,983

1991        $   10,634     $    5,442        $    31        $    16,107       $    24,251       $    25,300       $    12,617

1990        $   10,456     $    4,359        $    30        $    14,845       $    18,585       $    20,347       $    12,242

1989        $   10,426     $    3,390        $    30        $    13,846       $    19,183       $    20,457       $    11,537

1988        $   10,218     $    2,427        $    30        $    12,675       $    14,567       $    15,526       $    11,025

1987        $   9,732      $    1,496        $    28        $    11,256       $    12,492       $    13,394       $    10,558

1986        $   10,892     $    812          $    0         $    11,704       $    11,868       $    12,703       $    10,110


** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on January 1, 1986, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   19,801    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to $   6,811     for
dividends and $   111     for capital gains distributions. Tax consequences
of different investments have not been factored into the above figures.
   During the ten-year period ended December 31, 1995,     a hypothetical
$10,000 investment in Michigan Municipal Income would have grown to
$   22,596    , assuming all distributions were reinvested. This was a
period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.

FIDELITY MICHIGAN MUNICIPAL INCOME FUND                           INDICES

Year        Value of         Value of        Value of        Total             S&P 500            DJIA               Cost of
Ended       Initial          Reinvested      Reinvested      Value                                                   Living**
            $10,000          Dividend        Capital Gain
            Investment       Distributions   Distributions

   1995     $   11,256     $    10,575       $    765       $    22,596       $   40,054        $    45,581       $    14,044

1994        $   10,302     $    8,575        $    701       $    19,578       $    29,114       $    33,338       $    13,696

1993        $   12,016     $    8,669        $    482       $    21,167       $    28,735       $    31,759       $    13,339

1992        $   11,402     $    7,117        $    74        $    18,595       $    26,104       $    27,146       $    12,983

1991        $   11,110     $    5,825        $    41        $    16,976       $    24,251       $    25,300       $    12,617

1990        $   10,604     $    4,509        $    39        $    15,152       $    18,585       $    20,347       $    12,242

1989        $   10,808     $    3,562        $    40        $    14,410       $    19,183       $    20,457       $    11,537

1988        $   10,506     $    2,530        $    39        $    13,075       $    14,567       $    15,526       $    11,025

1987        $   9,981      $    1,551        $    37        $    11,569       $    12,492       $    13,394       $    10,558

1986        $   11,081     $    822          $    0         $    11,903       $    11,868       $    12,703       $    10,110


** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on January 1, 1986, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   20,988    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to $   7,129     for
dividends and $   458     for capital gains distributions. Tax consequences
of different investments have not been factored into the above figures. During the period from January 12, 1990 (commencement of operations) to December 31, 1995, a hypothetical $10,000 investment in Michigan Municipal
Money Market would have grown to $   12,238    , assuming all distributions
were reinvested. This was a period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.

   FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND                               INDICES



Year    Value of          Value of         Value of        Total             S&P 500           DJIA              Cost of
Ended   Initial           Reinvested       Reinvested      Value                                                 Living**
        $10,000           Dividend         Capital Gain
        Investment        Distributions    Distributions







1995    $    10,000       $    2,238       $    0          $    12,238       $    21,158       $    22,195       $    12,173

1994    $    10,000       $    1,839       $    0          $    11,839       $    15,379       $    16,234       $    11,872

1993    $    10,000       $    1,557       $    0          $    11,557       $    15,179       $    15,465       $    11,562

1992    $    10,000       $    1,332       $    0          $    11,332       $    13,789       $    13,219       $    11,253

1991    $    10,000       $    1,038       $    0          $    11,038       $    12,810       $    12,320       $    10,936

1990*   $    10,000       $    566         $    0          $    10,566       $    9,817        $    9,908        $    10,611


 * From January 12, 1990 (commencement of operations).
 ** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on January 12, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   12,238    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to $   2,023     for
dividends and $   0     for capital gains distributions. Tax consequences
of different investments have not been factored into the above figures. During the period from August 29, 1989 (commencement of operations) to December 31, 1995, a hypothetical $10,000 investment in Ohio Municipal
Money Market would have grown to $   12,584    , assuming all distributions
were reinvested. This was a period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.

   FIDELITY OHIO MUNICIPAL MONEY MARKET FUND                               INDICES



Year    Value of          Value of         Value of        Total             S&P 500           DJIA              Cost of
Ended   Initial           Reinvested       Reinvested      Value                                                 Living**
        $10,000           Dividend         Capital Gain
        Investment        Distributions    Distributions







1995    $    10,000       $    2,584       $    0          $    12,584       $    21,193       $    22,646       $    12,319

1994    $    10,000       $    2,161       $    0          $    12,161       $    15,405       $    16,564       $    12,014

1993    $    10,000       $    1,865       $    0          $    11,865       $    15,204       $    15,779       $    11,701

1992    $    10,000       $    1,622       $    0          $    11,622       $    13,812       $    13,487       $    11,388

1991    $    10,000       $    1,304       $    0          $    11,304       $    12,831       $    12,570       $    11,067

1990    $    10,000       $    817         $    0          $    10,817       $    9,834        $    10,109       $    10,738

1989*   $    10,000       $    215         $    0          $    10,215       $    10,150       $    10,164       $    10,120


* From August 29, 1989 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on August 29, 1989, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   12,584    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to $   2,303     for
dividends and $   0     for capital gains distributions. Tax consequences
of different investments have not been factored into the above figures.
PERFORMANCE COMPARISONS. A fund's perform   ance may be compared to     the
performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
A fund may compare its performance or the performance of securities in which it may invest to averages published by IBC USA (Publications), Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. The IBC/Donoghue's MONEY FUND AVERAGES(trademark)/All Tax-Free, which is reported in the MONEY FUND REPORT(registered trademark),
covers over    395     tax-free money market funds. The Bond Fund Report
AverageS(trademark)/Tax-Free, which is reported in the BOND FUND
REPORT(registered trademark), covers over    559     tax-free bond funds.
When evaluating comparisons to money market funds, investors should consider the relevant differences in investment objectives and policies. Specifically, money market funds invest in short-term, high-quality instruments and seek to maintain a stable $1.00 share price. Bond funds, however, invests in longer-term instruments and its share price changes daily in response to a variety of factors.
A fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike tax-free mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The initial investment requirements and sales charges of many tax-free mutual funds are lower than the purchase cost of individual municipal bonds, which are generally issued in $5,000 denominations and are subject to direct brokerage costs.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus, a quarterly magazine provided free of charge to Fidelity fund shareholders. A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity. MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
As of December 31, 1995, FMR advised over $   26.5     billion in tax-free
fund assets, $   81     billion in money market fund assets, $   240
billion in equity fund assets, $   49     billion in international fund
assets, and $   23     billion in Spartan fund assets. The funds may
reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, each fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Ea   ch fund is open for business and its net asset value per share (NAV)
is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1996:
New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, the funds will not process wire purchases and redemptions on days when the Federal Reserve Wire System is closed.
FSC normally determines each fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the Investment Company Act of 1940 (the 1940
Act), each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. To the extent that each fund's income is designated as federally tax-exempt interest, the daily dividends declared by the fund are also federally tax-exempt. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. These gains will be taxed as ordinary income. Each fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (if any) for the prior year.
Shareholders are required to report tax-exempt income on their federal tax returns. Shareholders who earn other income, such as Social Security benefits, may be subject to federal income tax on up to 85% of such benefits to the extent that their income, including tax-exempt income, exceeds certain base amounts.
   Each fund purchases municipal securities that are free from federal income tax based on opinions of counsel regarding their tax status. These opinions generally will be based on covenants by the issuers or other parties regarding continuing compliance with federal tax requirements. If at any time the covenants are not complied with, distribution to shareholders of interest on a security could become federally taxable retroactive to the date the security was issued. For certain types of structure securities, opinions of counsel may also be based on the effect of the structure on the federal and state tax treatment of the income.
As a result of the Tax Reform Act of 1986, interest on certain "private activity" securities is subject to the federal alternative minimum tax
(AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities will be considered tax-exempt for purposes of each fund's policies of investing so that at least 80% of its income is free from federal income tax. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Private activity securities issued after August 7, 1986 to benefit a private or industrial user or to finance a private facility are affected by this rule.
A portion of the gain on bonds purchased with market discount after April 30, 1993 and short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains. Dividend distributions resulting from a recharacterization of gain from the sale of bonds purchased with market discount after April 30, 1993 are not considered income for purposes of each fund's policy of investing so that at least 80% of its income is free from federal income tax. The money market funds may distribute any net realized short-term capital gains and taxable market discount once a year or more often, as necessary, to maintain its net asset value at $1.00 per share.
Corporate investors should note that a tax preference item for purposes of the corporate AMT is 75% of the amount by which adjusted current earnings (which includes tax-exempt interest) exceeds the alternative minimum taxable income of the corporation. If a shareholder receives an exempt-interest dividend and sells shares at a loss after holding them for a period of six months or less, the loss will be disallowed to the extent of the amount of exempt-interest dividend.
MICHIGAN TAXES. Under a ruling of the Michigan Department of Treasury, shareholders of the Michigan Money Market Fund and the Michigan Municipal
Income    F    und who are subject to the Michigan income tax or single
business tax will not be subject to the Michigan income tax or single business tax on their Michigan fund dividends to the extent that such distributions are exempt-interest dividends for federal income tax purposes and are attributable to interest on tax-exempt obligations of the State of Michigan, its political or governmental subdivisions, or its governmental agencies or instrumentalities (as well as certain federally tax-exempt obligations of territories and possessions of the United States). Such distributions will also not be subject to city income taxes imposed by certain Michigan cities. Any distributions with respect to shares of each Michigan fund other than those described in the preceding sentence, including, but not limited to, long or short-term capital gains, will be subject to the Michigan income tax or single business tax and may be subject to the city income taxes imposed by certain Michigan cities. The Michigan Court of Appeals has ruled that shares of a mutual fund such as the Michigan Money Market and Municipal Income Funds are exempt from the Michigan intangibles tax to the extent the funds invest in obligations exempt from the intangibles tax.
MINNESOTA TAXES. FMR understands that shareholders of the Minnesota
   Municipal Income     fund who are individuals, estates or trusts and who
are subject to Minnesota personal income tax will not be subject to such
tax on distributions with respect to shares of the Minnesota    Municipal
Income F    und to the extent that such distributions are exempt-interest dividends for federal income tax purposes, are attributable to interest on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, or any of its municipalities or its governmental agencies or instrumentalities and the portion of the exempt-interest dividends from Minnesota that are paid equals or exceeds 95% of all exempt-interest dividends paid. In addition, distributions with respect to interest derived from obligations of the United States will not be subject to the Minnesota personal income tax. Any distributions with respect to
shares of the Minnesota    Municipal Income F    und other than those
described in the preceding sentences, including, but not limited to, long or short-term capital gains, may be subject to the Minnesota personal income tax. Capital gain distributions paid will be taxed in Minnesota at the same rate as other income. Distributions derived from private activity bonds included in federal minimum taxable income and tax-exempt dividends
may generate Minnesota alternative minimum tax. The Minnesota    Municipal
Income F    und will not be subject to the Minnesota corporate franchise tax except to the extent that it has federal taxable income.
OHIO TAXES. FMR understands that shareholders of the Ohio Money
   M    arket and the Ohio Municipal Income Fund   s     who are otherwise
subject to Ohio personal income tax, a school district income tax, or the net income base of the Ohio corporation franchise tax will not be subject to such taxes on distributions with respect to shares of each Ohio fund to the extent that such distributions are exempt-interest dividends for federal income tax purposes and are attributable to interest on tax-exempt obligations of the State of Ohio or its political subdivisions or authorities (as well as any tax-exempt obligations of territories or possessions of the United States). Any distributions with respect to shares of each Ohio fund other than those described in the preceding sentence may be subject to the Ohio personal income tax or the net income base of the Ohio corporation franchise tax.
Distributions received by shareholders will be exempt from an income tax levied by an Ohio municipal corporation unless the shareholder is subject to a municipal income tax that includes "intangible income" in the tax base in accordance with Ohio Revenue Code (sub-section)718.02(G). Distributions represented by interest from obligations held by each Ohio fund, which interest is specifically exempt under Ohio law from an income tax imposed by a political subdivision of the State of Ohio, will be exempt from a municipal income tax that includes "intangible income" in the tax base in accordance with Ohio Revenue Code (sub-section)718.02(G) when received by a shareholder.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains. The money market funds do not anticipate distributing long-term capital gains.
   As of December 31, 1995, the Michigan Money Market Fund had capital loss carryforwards aggregating approximately $57,500 of which $1,600, $1,700, $10,300, $39,100 and $4,800 will expire on December 31, 1998, 1999, 2001,
2002, and 2003, respectively.
As of December 31, 1995, the Ohio Money Market Fund had capital loss carryforwards aggregating approximately $29,500 of which $5,100, $6,100, $11,000 and $7,300 will expire on December 31, 1998, 2000, 2002 and 2003, respectively.
As of December 31, 1995, the Michigan Municipal Income Fund had capital loss carryforwards aggregating approximately $2,376,275 which will expire on December 31, 2003.
As of December 31, 1995, the Minnesota Municipal Income Fund had capital loss carryforwards aggregating approximately $9,312,790 which will expire on December 31, 2003.
For the above mentioned funds, these amounts are available to offset any future capital gains.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. Each bond fund intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the fund's gross income for each fiscal year. Gains from some futures contracts and options are included in this 30% calculation, which may limit a fund's investments in such instruments.
Each money market fund is treated as a separate entity from the other funds of Fidelity Municipal Trust II and each bond fund is treated as a separate entity from the other funds of Fidelity Municipal Trust.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation. FMR
   All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions as follows: FSC, which is the transfer and shareholder servicing agent for certain of the funds advised by FMR; Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for institutional customers and funds sold through intermediaries; and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers elected or appointed to Fidelity Municipal Trust II prior to the money market funds'
conversion from    a     series        of    a Massachusetts business Trust
served in     identical capacities. All persons named as Trustees also
serve in similar capacities for other funds advised by FMR. The business address of each Trustee and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street,
Boston, Massachusetts 02109, which is also the address of FMR.    The
business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust
or FMR are indicated by an asterisk (    *).
*EDWARD C. JOHNSON 3d    (65)    , Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEAD    (54)    , Trustee and Senior Vice President, is
President of FMR; and President and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far
East) Inc.
RALPH F. COX    (63)    , Trustee (1991), is a consultant to Western Mining
Corporation (1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production, 1990). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Sanifill Corporation (non-hazardous waste, 1993) and CH2M Hill Companies (engineering). In addition, he served on the Board of Directors of the Norton Company (manufacturer of industrial devices, 1983-1990) and continues to serve on the Board of Directors of the Texas State Chamber of Commerce, and is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS    (64)    , Trustee (1992). Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores, 1990), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
RICHARD J. FLYNN    (71)    , Trustee, is a financial consultant. Prior to
September 1986, Mr. Flynn was Vice Chairman and a Director of the Norton Company (manufacturer of industrial devices). He is currently a Trustee of College of the Holy Cross and Old Sturbridge Village, Inc., and he previously served as a Director of Mechanics Bank (1971-1995).
E. BRADLEY JONES    (68)    , Trustee (1990). Prior to his retirement in
1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Cleveland-Cliffs Inc (mining), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products, 1990), and he previously served as a Director of NACCO Industries, Inc. (mining and marketing, 1985-1995) and Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee of First Union Real Estate Investments, a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK    (63),     Trustee, is Executive-in-Residence (1995) at
Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In
addition, he serves as    Chairman     of the Board of Directors of the
National Arts Stabilization Fund, Vice Chairman of the Board of Trustees of the Greenwich Hospital Association, and as a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995).
*PETER S. LYNCH    (52    ), Trustee (1990) is Vice Chairman and Director
of FMR (1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston (1990).
GERALD C. McDONOUGH    (66    ), Trustee, is Chairman of G.M. Management
Group (strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief Executive Officer of Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of ACME-Cleveland Corp. (metal working, telecommunications and electronic products), Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (water treatment equipment, 1992), and Associated Estates Realty Corporation (a real estate investment trust, 1993).
EDWARD H. MALONE    (71)    , Trustee. Prior to his retirement in 1985, Mr.
Malone was Chairman, General Electric Investment Corporation and a Vice President of General Electric Company. He is a Director of Allegheny Power
Systems, Inc. (electric utility),    General Re Corporation (reinsurance)
and Mattel Inc. (toy manufacturer). In addition, he serves as a Trustee of
the Naples Philharmonic Center for the Arts,     and Rensselaer Polytechnic
Institute, and he is a member of the Advisory Boards of Butler Capital Corporation Funds and Warburg, Pincus Partnership Funds.
MARVIN L. MANN    (62),     Trustee (1993) is Chairman of the Board,
President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet (1990).
THOMAS R. WILLIAMS    (67)    , Trustee, is President of The Wales Group,
Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
FRED L. HENNING, JR. (56), Vice President, is Vice President of Fidelity's money market (1994) and fixed-income (1995) funds and Senior Vice President of FMR Texas Inc.
JANICE BRADBURN (44) is manager and Vice President of Ohio    Municipal
Money Market, which she has managed since September 1989. Ms. Bradburn also
manages New York    Municipal     Money Market, Massachusetts
   Municipal     Money Market, Spartan Massachusetts Municipal Money
Market, Spartan Florida Municipal Money Market, and Spartan New York Municipal Money Market. She joined Fidelity in 1989.
ARTHUR S. LORING    (48)    , Secretary, is Senior Vice President (1993)
and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEBER    (48)    , Treasurer (1995), is Treasurer of the
Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995).
THOMAS D. MAHER    (50)    , Assistant Vice President (1990), is Assistant
Vice President of Fidelity's money market funds and Vice President and Associate General Counsel of FMR Texas Inc. (1990). Prior to 1990, Mr. Maher was an employee of FMR.
JOHN H. COSTELLO    (49    ), Assistant Treasurer, is an employee of FMR.
LEONARD M. RUSH    (49)    , Assistant Treasurer (1994), is an employee of
FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994); Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993); and Vice President, Assistant Controller, and Director of the Accounting Department - First Boston Corp. (1986-1990).
The following table sets forth information describing the compensation of each current trustee of each fund for his or her services as trustee for
the fiscal year ended    December 31, 1995.
COMPENSATION TABLE
      Aggregate Compensation




          J. Gary    Ralph F. Phyllis Richard  Edward C.    E.      Donald  Peter S. Gerald C.   Edward      Marvin L.   Thomas
          Burkhead** Cox      Burke   J. Flynn Johnson 3d** Bradley J. Kirk Lynch**  McDonough   H.          Mann        R.
                              Davis                         Jones                                Malone                  Williams

Michigan     $ 0     $ 94     $ 92    $ 118    $ 0          $ 94    $ 97    $ 0         $ 94        $ 94        $ 94        $ 92
Money
Market

   Ohio
Money     0          125      122      156      0            125     128     0           125         125         125         122
   Market

Michigan      0      193      189      242      0            193     199     0           194         193         193         189
   Muni Income

Minnesota     0      123      120      154      0            123     127     0           123         123         123        120
   Muni Income

Ohio
   Muni   0          157      153      197      0            157     161     0           157         157         157         153
   Income



Trustees                    Pension or                 Estimated                Total
                            Retirement                  Annual Benefits           Compensation
                            Benefits Accrued            Upon Retirement           from the Fund
                            as Part of Fund             from the Fund             Complex*
                            Expenses from the           Complex*
                            Fund Complex*

J. Gary Burkhead**       $    0                      $    0                       $ 0

Ralph F. Cox                 5,200                       52,000                   $ 128,000

Phyllis Burke Davis          5,200                       52,000                    125,000

Richard J. Flynn             0                           52,000                    160,500

Edward C. Johnson 3d**       0                           0                         0

E. Bradley Jones             5,200                       49,400                    128,000

Donald J. Kirk               5,200                       52,000                    129,500

Peter S. Lynch**             0                           0                         0

Gerald C. McDonough          5,200                       52,000                    128,000

Edward H. Malone             5,200                       44,200                    128,000

Marvin L. Mann               5,200                       52,000                    128,000

Thomas R. Williams           5,200                       52,000                    125,000


* Information is as December 31, 1995 for    219     funds in the complex.
** Interested trustees of the fund are compensated by FMR.
   The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the "Plan"). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. Each fund may invest in such designated securities without shareholder approval.
Under a retirement program adopted in July 1988, the non-interested Trustees, upon reaching age 72, become eligible to participate in a retirement program under which they receive payments during their lifetime from a fund based on their basic trustee fees and length of service. The obligation of a fund to make such payments is not secured or funded. Trustees become eligible if, at the time of retirement, they have served on the Board for at least five years. Currently, Messrs. Ralph S. Saul, William R. Spaulding, Bertram H. Witham, and David L. Yunich, all former non-interested Trustees, receive retirement benefits under the program.
On December 31, 1995, the Trustees and officers of each fund owned, in the
aggregate, less than    1    % of each fund's total outstanding shares.
MANAGEMENT CONTRACTS
Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
In addition to the management fee payable to FMR and the fees payable to UMB, each fund pays all of its expenses, without limitation, that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with UMB, pursuant to which UMB bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
FMR is each money market fund's manager pursuant to management contracts dated February 28, 1992, which were approved by Fidelity Municipal Trust as sole shareholder of each fund on February 28, 1992, in conjunction with an Agreement and Plan to convert each fund from a series of a Massachusetts business trust to a series of a Delaware business trust. The Agreement and Plan of Conversion was approved by shareholders on December 11, 1991. The contracts are identical to the funds' prior contracts with FMR, which were approved by shareholders on September 19, 1990. FMR is each bond fund's manager pursuant to management contracts which were approved by shareholders on December 15, 1993.
For the services of FMR under the contract, each fund pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate
schedule shown    on page      on the left. The schedule    on page      on
the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates
on the left. For example, the effective annual fee rate at $   366
billion of group net assets - the approximate level for December 1995 -
   was .1482    %, which is the weighted average of the respective fee
rates for each level of group net assets up to $   366     billion.
       GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group     Annualized   Group Net        Effective Annual
Assets            Rate         Assets           Fee Rate

 0 - $3 billion   .3700%        $ 0.5 billion   .3700%

 3 - 6            .3400          25             .2664

 6 - 9            .3100          50             .2188

 9 - 12           .2800          75             .1986

 12 - 15          .2500          100            .1869

 15 - 18          .2200          125            .1793

 18 - 21          .2000          150            .1736

 21 - 24          .1900          175            .1695

 24 - 30          .1800          200            .1658

 30 - 36          .1750          225            .1629

 36 - 42          .1700          250            .1604

 42 - 48          .1650          275            .1583

 48 - 66          .1600          300            .1565

 66 - 84          .1550          325            .1548

 84 - 120         .1500          350            .1533

 120 - 174        .1450          400            .1507

 174 - 228        .1400

 228 - 282        .1375

 282 - 336        .1350

 Over 336         .1325

Under each money market fund's current management contract with FMR, the group fee rate is based on a schedule with breakpoints ending at .1500% for average group assets in excess of $84 billion. The group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
Under each bond fund's current management contract with FMR, the group fee rate is based on a schedule with breakpoints ending at .1400% for average group assets in excess of $174 billion. Prior to January 1, 1994, the group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR, and went into effect on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
On August 1, 1994, FMR voluntarily revised the prior extensions to the
group fee rate schedule, and added new breakpoints    for average group
assets in excess of $156 billion and under $372 billion as shown in the schedule below. The revised group fee rate schedule was identical to the above schedule for average group assets under $156 billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group         Annualized   Group Net        Effective Annual
Assets                Rate         Assets           Fee Rate

 120 - $156 billion   .1450%        $ 150 billion   .1736%

 156 - 192            .1400          175            .1690

 192 - 228            .1350          200            .1652

 228 - 264            .1300          225            .1618

 264 - 300            .1275          250            .1587

 300 - 336            .1250          275            .1560

 336 - 372            .1225          300            .1536

 Over 372             .1200          325            .1514

                                     350            .1494

                                     375            .1476

                                     400            .1459

On January 1   , 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group         Annualized   Group Net        Effective Annual
Assets                Rate         Assets           Fee Rate

 120 - $156 billion   .1450%        $ 150 billion   .1736%

 156 - 192            .1400          175            .1690

 192 - 228            .1350          200            .1652

 228 - 264            .1300          225            .1618

 264 - 300            .1275          250            .1587

 300 - 336            .1250          275            .1560

 336 - 372            .1225          300            .1536

 372 - 408            .1200          325            .1514

 408 - 444            .1175          350            .1494

 444 - 480            .1150          375            .1476

 480 - 516            .1125          400            .1459

 Over 516             .1100          425            .1443

                                     450            .1427

                                     475            .1413

                                     500            .1399

                                     525            .1385

                                     550            .1372

Each fund's individual fund fee rate is .25%. Based on the average group
net assets of the funds advised by FMR for    December 19    95, the annual
management fee rate would be calculated as follows:

Group Fee Rate         Individual Fund Fee Rate            Management     Fee Rate

   .1482    %    +        .25    %                =        .3982    %


One-twelfth of this annual management fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
The table below shows the management fees paid to FMR by each fund for the last three fiscal years:

                                 MICHIGAN MONEY MARKET      Management Fees as a
Years Ended    December 31       Management Fees            % of Average Net Assets

1995                                $ 881,070                    .4017%

1994                                      803,963                    .4082

1993                                      670,133   *                .4155


   * Michigan Money Market was in reimbursement for a portion of 1993. During that time the fund was reimbursed $3,437.

                                 OHIO MONEY MARKET                   Management Fees as a
Years Ended    December 31       Management Fees                     % of Average Net Assets

1995                                $ 1,153,092                           .4018%

1994                                      1,161,251                           .4078

1993                                      1,015,231                           .4154

                                 MICHIGAN    MUNICIPAL INCOME        Management Fees as a
Years Ended    December 31       Management Fees                     % of Average Net Assets

1995                                $ 1,902,956                           .4016%

1994                                      2,071,121                           .4090

1993                                      2,196,049                           .4152

                                 MINNESOTA    MUNICIPAL INCOME       Management Fees as a
Years Ended    December 31       Management Fees                     % of Average Net Assets

1995                             $    1,215,788                           .4017%

1994                                      1,277,538                           .4089

1993                                      1,328,626                           .4152

                                 OHIO    MUNICIPAL INCOME            Management Fees as a
Years Ended    December 31       Management Fees                     % of Average Net Assets

1995                             $    1,547,084                           .4016%

1994                                      1,643,714                           .4090

1993                                      1,801,750                           .4076


FMR may, from time to time, voluntarily reimburse all or a portion of each fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase each fund's total returns and repayment of the reimbursement by each fund will lower its total returns and yield. SUB-ADVISER. On behalf of the money market funds, FMR has entered into a sub-advisory agreement with FTX pursuant to which FTX has primary responsibility for providing portfolio investment management services to each fund.
Under the sub-advisory agreements, dated February 28, 1992, which were
approved by Fidelity Municipal Trust as the sole    shareholder of each
fund on February 28, 1992, FMR pays FTX fees equal to 50% of the management fee payable to FMR under its management contract with each money market fund. The fees paid to FTX are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. The following table shows fees FMR paid to FTX on behalf of each money market fund:
                                           FEES PAID TO FTX

                        1995               1994               1993

Michigan Money Market   $    440,535       $        392,312   $        335,067

Ohio Money Market            576,546                535,819            507,616

DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of the funds (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of a fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the funds to FMR is deemed to be indirect financing by the funds of the distribution of their shares, such payment is authorized by the Plans. Each Plan also specifically recognizes that FMR, either directly or through FDC, may use its management fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of each fund. In addition, each Plan provides that FMR may use its resources, including its management fee revenues, to make payments to third parties that assist in selling shares of each fund, or to third parties, including banks, that render shareholder support services.
Under the Plans, payments made by FMR to third parties during the fiscal
years ended 1995   , 1994     and 199   3     amounted to the following:
                 Third Party Payments
                               1995               1994        1993

Michigan Money Market           $    24,760        $ 19,339    $ 20,701

Ohio Money Market               $    67,010        $ 89,613    $ 101,895

Michigan    Muni Income         $    28,504        $ 31,879    $ 28,862

Minnesota    Muni Income        $    33,964        $ 28,477    $ 36,021

Ohio    Muni Income             $    3,233         $ 3,073     $ 2,753

   Prior to approving each Plan, the Trustees carefully considered all
pertinent factors relating to the implementation of the Plan    , and have
determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plans do not authorize payments by a fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of each fund, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Plans for the money market funds were approved by FM   R     as sole
shareholder of each fund    on February 28, 1992    , pursuant to an
Agreement and Plan of Conversion approved by public shareholders of each fund on December 11, 1991. The Plans for the bond funds were approved by shareholders of each fund at a special meeting of shareholders on December 30, 1986.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
C   ONTRACTS WITH FMR AFFILIATE    S
   UMB Bank, n.a. (UMB)     is each fund's custodian and transfer agent.
UMB has entered into sub-contracts with FSC, an affiliate of FMR, under the terms of which FSC performs the processing activities associated with providing transfer agent and shareholder servicing functions for each fund. Under the sub-contracts, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements. FSC also pays all out-of-pocket expenses associated with transfer agent services.
   Under this arrangement, FSC receives annual account fees and asset-based fees for each retail account and certain institutional accounts based on account size. With respect to certain institutional retirement accounts, FSC receives asset-based fees only. With respect to certain other institutional retirement accounts, FSC receives annual account fees and asset based fees based on fund type. In addition, these fees are subject to increase based on postal rate changes. FSC collects small account fees from certain accounts with balances of less than $2,500.
UMB ha    s an additional sub-contract with FSC, pursuant to which FSC performs the calculations necessary to determine each fund's net asset value per share and dividends and maintains each fund's accounting records. The annual fee rates for these pricing and bookkeeping services are based on each fund's average net assets, and are presented in the table below.
      Pricing and Bookkeeping Annual Fee Rates


                     $0 - $500   Greater Than   Minimum           Maximum
                     Million     $500 Million   Per Year          Per Year

Money Market Funds    .0175%      .0075%        $    4    0,000   $    80    0,000

Bond Funds            .04%        .02%              60    ,000        80    0,000


   Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC for fiscal 1995, 1994, and 1993 are indicated in the table below.
                                   Pricing and Bookkeeping Fees
                               1995               1994        1993

Michigan Money Market           $    45,937        $ 40,958    $ 33,742

Ohio Money Market                    58,019         60,657      53,555

Michigan    Muni Income             202,658         216,724     230,745

Minnesota    Muni Income            129,874         135,450     126,835

Ohio    Muni Income                 164,613         178,407     176,640

   The pricing and bookkeeping fees described above are paid     to FSC by
UMB, which is entitled to reimbursement from the funds for these expenses. For the money market funds, FSC has entered into an agreement with Fidelity Brokerage Services, Inc. (FBSI), a subsidiary of FMR Corp., pursuant to which FBSI performs certain recordkeeping, communication, and other services for money market fund shareholders participating in the Fidelity Ultra Service Account program. FBSI directly charges a monthly administrative fee to each Ultra Service Account client that chooses certain additional feature which is in addition to the transfer agency fee received by FSC.
Each fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUSTS
TRUSTS' ORGANIZATION. Fidelity Michigan    Municipal Income Fund    ,
Fidelity Minnesota    Municipal Income Fund    , and Fidelity Ohio
   Municipal Income Fund     are funds (series) of Fidelity Municipal Trust
(the Massachusetts trust),    which     is an open-end management
investment company originally organized as a Maryland corporation on November 22, 1976 and was reorganized as a Massachusetts business trust, at which time its name changed from Fidelity Municipal Bond Fund, Inc. to Fidelity Municipal Bond Fund. On March 1, 1986, the trust's name was changed to Fidelity Municipal Trust to reflect the multiple funds within the trust. Currently, there are seven funds of the trust: Fidelity
Municipal Bond Fund, Fidelity Aggressive    Municipal     Fund, Fidelity
Insured    Municipal Income     Fund, Fidelity Ohio    Municipal Income
Fund,     Fidelity Michigan    Municipal Income     Fund, Fidelity
Minnesota    Municipal Income     Fund, and Spartan Pennsylvania Municipal
   High Yield     Fund. The Declaration of Trust permits the Trustees to
create additional funds.
Fidelity Michigan Municipal Money Market    Fund     and Fidelity Ohio
Municipal Money Market    Fund     are funds (series) of Fidelity Municipal
Trust II (the Delaware trust) an open-end management investment company
organized as a Delaware business trust on    June 20, 1991. The funds
acquired all of the assets of Fidelity Ohio Municipal Money Market Fund and Fidelity Michigan Municipal Money Market Fund, respectively, of Fidelity Municipal Trust on February 28, 1992. Currently there are three funds of Fidelity Municipal Trust II: Fidelity Ohio Municipal Money Market Fund, Fidelity Michigan Municipal Money Market Fund, and Spartan Pennsylvania Municipal Money Market Fund. The Trust Instrument permits the Trustees to create additional funds.
In the event that FMR ceases to be investment adviser to a trust or any of its funds, the right of the trust or the fund to use the identifying names "Fidelity" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of their respective trusts. Expenses with respect to the trusts are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trusts, subject to the general supervision of the Boards of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of a certain trust. In the event of the dissolution or liquidation of a trust, shareholders of each fund of that trust are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY - MASSACHUSETTS TRUST. The Massachusetts trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Massachusetts trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Massachusetts trust or its Trustees shall include a provision limiting the obligations created thereby to the Massachusetts trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholders held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
SHAREHOLDER AND TRUSTEE LIABILITY - DELAWARE TRUST. The Delaware trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Delaware trust and requires that a disclaimer be given in each contract entered into or executed by the Delaware trust or its Trustees. The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
The Trust Instrument further provides that the Trustees shall not be personally liable to any person other than the Delaware trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that Trustees are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS - BOTH TRUSTS. Each fund's capital consists of shares of beneficial interest. As a shareholder of the Massachusetts business trust, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the respective "Shareholder and Trustee Liability" headings above. Shareholders representing 10% or more of a trust or one of its funds may, as set forth in the Declaration of Trust or Trust Instrument, call meetings of the trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of an entire trust, the purpose on voting on removal of one or more Trustees.
A trust or any fund may be terminated upon the sale of its assets to (or, in the case of the Delaware trust and its funds, merger with) another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations
must be approved by vote of the holders of a majority of    (money market
funds: the outstanding shares o    f   )     the trust or the fund as
determined by the current value of each shareholder's investment in the fund or trust; however, the Trustees of the Delaware trust may, without prior shareholder approval, change the form of the organization of the Delaware trust by merger, consolidation, or incorporation. If not so terminated or reorganized, the trusts and their funds will continue indefinitely.
Under the Trust Instrument, the Trustees may, without shareholder vote, cause the Delaware trust to merge or consolidate into one or more trusts, partnerships, or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Delaware trust registration statement, or cause the Delaware trust to be incorporated under Delaware law. Each fund of the Delaware trust may also invest all of its assets in another investment company.
CUSTODIAN.    UMB Bank, n.a.     1010 Grand Avenue, Kansas City, Missouri,
is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Bank of New York and Chemical Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with pooled repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR: Coopers & Lybrand L.L.P. One Post Office Square, Boston, Massachusetts (bond funds) and 1999 Bryan Street, Dallas, Texas (money market funds), serves as the trusts' independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal year ended December 31, 1995 are included in the fund's Annual Report, which is a separate report supplied with this Statement of Additional Information. Each fund's financial statements and financial highlights are incorporated herein by reference.
APPENDIX
   DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if its is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.
DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S RATINGS OF STATE AND MUNICIPAL NOTES:
Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade (MIG, or VMIG for variable rate obligations). This distinction is in recognition of the difference between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important in the short run. Symbols used will be as follows:
MIG-1/VMIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG-2/VMIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
MIG-3/VMIG-3 - This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. MIG-4/VMIG-4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and, although not distinctly or predominantly speculative, there is specific risk.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF STATE AND MUNICIPAL NOTES:
SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 - Speculative capacity to pay principal and interest.
DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S MUNICIPAL BOND RATINGS:
AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds which are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
There are nine basic rating categories for long-term obligations. They range from AAA (highest quality) to C (lowest quality). Those bonds within the AA, A, BAA, BA and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols AA1, A1, BAA1, BA1 and B1.
DESCRIPTION OF STANDARD & POOR'S MUNICIPAL BOND RATINGS:
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.



FIDELITY MUNICIPAL TRUST II
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) (1) Financial Statements and Financial Highlights included in the Annual Report, for Fidelity Michigan Municipal Money Market Fund (formerly Fidelity Michigan Municipal Money Market Portfolio) for the fiscal year ended December 31, 1995 are incorporated by reference into the fund's Statement of Additional Information and were filed on February 12, 1996 for Fidelity Municipal Trust II (File No. 811-6454) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
 (2) Financial Statements and Financial Highlights included in the Annual Report, for Fidelity Ohio Municipal Money Market Fund (formerly Fidelity Ohio Municipal Money Market Portfolio) for the fiscal year ended December 31, 1995 are incorporated by reference into the fund's Statement of Additional Information and were filed on February 12, 1996 for Fidelity Municipal Trust II (File No. 811-6454) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
 (3) Financial Statements and Financial Highlights included in the Annual Report, for Spartan Pennsylvania Municipal Money Market Fund (formerly Spartan Pennsylvania Municipal Money Market Portfolio) for the fiscal year ended December 31, 1995 are incorporated by reference into the fund's Statement of Additional Information and were filed on February 12, 1996 for Fidelity Municipal Trust II (File No. 811-6454) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
 (4) Financial Statements and Financial Highlights included in the Annual Report, for Fidelity Michigan Municipal Income Fund (formerly Fidelity Michigan Tax-Free High Yield) for the fiscal year ended December 31, 1995 are incorporated by reference into the fund's Statement of Additional Information and were filed on February 12, 1996 for Fidelity Municipal Trust (File No. 811-2720) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
 (5) Financial Statements and Financial Highlights included in the Annual Report, for Fidelity Ohio Municipal Income Fund (formerly Fidelity Ohio Tax-Free High Yield Portfolio) for the fiscal year ended December 31, 1995 are incorporated by reference into the fund's Statement of Additional Information and were filed on February 12, 1996 for Fidelity Municipal Trust (File No. 811-2720) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
 (6) Financial Statements and Financial Highlights included in the Annual Report, for Fidelity Minnesota Municipal Income Fund (formerly Fidelity Minnesota Tax-Free Portfolio) for the fiscal year ended December 31, 1995 are incorporated by reference into the fund's Statement of Additional Information and were filed on February 12, 1996 for Fidelity Municipal Trust (File No. 811-2720) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
 (7) Financial Statements and Financial Highlights included in the Annual Report, for Spartan Pennsylvania Municipal Income Fund (formerly Spartan Pennsylvania Municipal High Yield Portfolio) for the fiscal year ended December 31, 1995 are incorporated herein by reference into the fund's Statement of Additional Information and were filed on February 12, 1996 for Fidelity Municipal Trust (File No. 811-2720) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
 (b) Exhibits
 (1) Trust Instrument dated June 20, 1991 is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 11.
 (2) Bylaws of the Trust, as amended, are incorporated herein by reference to Exhibit 2(a) of Fidelity Union Street Trust II's (File No. 33-43757) Post-Effective Amendment No. 10.
 (3) Not applicable
 (4) Not applicable
 (5) (a) Management Contract, dated February 28, 1992, between Fidelity Ohio Municipal Money Market Portfolio (currently Fidelity Ohio Municipal Money Market Fund) and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 8.
  (b) Management Contract, dated February 28, 1992, between Fidelity Michigan Municipal Money Market Portfolio (currently Fidelity Michigan Municipal Money Market Fund) and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 8.
  (c) Management Contract, dated February 28, 1992, between Spartan Pennsylvania Municipal Money Market Portfolio (currently Spartan Pennsylvania Municipal Money Market Fund) and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No.11.
  (d) Sub-Advisory Agreement, dated February 28, 1992, between FMR Texas Inc. and Fidelity Management & Research Company with respect to Fidelity Ohio Municipal Money Market Portfolio (currently Fidelity Ohio Municipal Money Market Fund), is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No.11.
  (e) Sub-Advisory Agreement, dated February 28, 1992, between FMR Texas Inc. and Fidelity Management & Research Company with respect to Fidelity Michigan Municipal Money Market Portfolio (currently Fidelity Michigan Municipal Money Market Fund), is incorporated herein by reference to
Exhibit 5(e) of Post-Effective Amendment No.11.
  (f) Sub-Advisory Agreement, dated February 28, 1992, between FMR Texas Inc. and Fidelity Management & Research Company with respect to Spartan Pennsylvania Municipal Money Market Portfolio (currently Spartan Pennsylvania Municipal Money Market Fund), is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No.11.
 (6) (a) General Distribution Agreement, dated February 28, 1992, between Fidelity Ohio Municipal Money Market Portfolio (currently Fidelity Ohio Municipal Money Market Fund) and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No.11.
  (b) General Distribution Agreement, dated February 28, 1992, between Fidelity Michigan Municipal Money Market Portfolio (currently Fidelity Michigan Municipal Money Market Fund) and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No.11.
  (c) General Distribution Agreement, dated February 29, 1992, between Spartan Pennsylvania Municipal Money Market Portfolio (currently Spartan Pennsylvania Municipal Money Market Fund) and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No.11.
 (7) (a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, is incorpo- rated herein by reference to Exhibit 7 of Fidelity Union Street Trust's (File No. 2-50318) Post-Ef- fective Amendment No. 87.
  (b) The Fee Deferrral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of December 1, 1995, is incorporated herein by reference to Exhibit 7(b) of Fidelity School Street Trust's (File No. 2-57167) Post-Effective Amendment No. 47.
 (8) (a) Custodian Agreement, Appendix A, Appendix B, and Appendix C, dated December 1, 1994, be- tween UMB Bank, n.a. and the Registrant is incorporated herein by reference to Exhibit 8 of Fidel- ity California Municipal Trust's Post-Effective Amendment No. 28 (File No. 2-83367).
 (9) Not applicable.
 (10) Not applicable.
 (11) Consent of Coopers & Lybrand, L. L. P., is filed herein as Exhibit
11.
 (12) Not applicable.
 (13) Not applicable.
 (14) (a) Fidelity Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(l) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(m) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
  (j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to
Exhibit 14(o) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
  (k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, in incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
  (l) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
  (m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
  (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
  (o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
  (p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (15) (a) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Ohio Municipal Money Market Portfolio (currently Fidelity Ohio Municipal Money Market Fund) is incorporated herein by reference to Exhibit 15(a) of Post Effective Amendment No. 11.
  (b) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Michigan Municipal Money Market Portfolio (currently Fidelity Michigan Municipal Money Market Fund) is incorporated herein by reference to Exhibit 15(b) of Post Effective Amendment No. 11.
  (c) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Pennsylvania Municipal Money Market Portfolio (Spartan Pennsylvania Municipal Money Market Fund) is incorporated herein by reference to Exhibit 15(c) of Post Effective Amendment No. 11.
 (16) (a) Schedule for computation of performance calculations and the 7-day yields for Fidelity Ohio Mu- nicipal Money Market Fund (formerly
Fidelity Ohio Municipal Money Market Portfolio) is filed   herein as
Exhibit 16(a).
 (17) Financial Data Schedules for the funds are filed herein as Exhibit
27.
 (18) Not applicable
Item 25. Persons Controlled by or under Common Control with Registrant
 The Registrant's Board of Trustees is the same as the boards of other funds managed by Fidelity Management & Research Company. In addition, the officers of these funds are substantially identical. Nonetheless, Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26. Number of Holders of Securities
December 31, 1995
Title of Class:  Shares of Beneficial Interest
Title of Series   Number of Record Holders

Fidelity Ohio Municipal Money Market Fund          8,872

Fidelity Michigan Municipal Money Market Fund      7,748

Spartan Pennsylvania Municipal Money Market Fund   3,446

Item 27. Indemnification
 Pursuant to Del. Code Ann. title 12 (sub-section) 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X, Section 10.02 of the Trust Instrument states that the Registrant shall indemnify any present trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer, or both, and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Trust Instrument, that the officer or trustee did not engage in disabling conduct.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of their own disabling conduct.
 Pursuant to the agreement by which Fidelity Service Company ("Service") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify Service for its losses, claims, damages, liabilities and expenses to the extent the Transfer Agent is entitled to and receives indemnification from the Registrant for the same events. Under the Transfer Agency Agreement, the Registrant agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, which names the Transfer Agent and/or the Registrant as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith, negligence or reckless disregard of its duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith, negligence or reckless disregard of its duties) which results from the negligence of the Registrant, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Registrant, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d   Chairman of the Executive Committee of FMR; President
                       and Chief Executive Officer of FMR Corp.; Chairman of
                       the Board and a Director of FMR, FMR Corp., FMR Texas
                       Inc., Fidelity Management & Research (U.K.) Inc., and
                       Fidelity Management & Research (Far East) Inc.; President
                       and Trustee of funds advised by FMR.



J. Gary Burkhead       President of FMR; Managing Director of FMR Corp.;
                       President and a Director of FMR Texas Inc., Fidelity
                       Management & Research (U.K.) Inc., and Fidelity
                       Management & Research (Far East) Inc.; Senior Vice
                       President and Trustee of funds advised by FMR.



Peter S. Lynch         Vice Chairman and Director of FMR.



Robert Beckwitt        Vice President of FMR and of funds advised by FMR.



David Breazzano        Vice President of FMR (1993) and of a fund advised by
                       FMR.



Stephan Campbell       Vice President of FMR (1993).



Dwight Churchill       Vice President of FMR (1993).



William Danoff         Vice President of FMR (1993) and of a fund advised by
                       FMR.



Scott DeSano           Vice President of FMR (1993).



Penelope Dobkin        Vice President of FMR and of a fund advised by FMR.



Larry Domash           Vice President of FMR (1993).



George Domolky         Vice President of FMR (1993) and of a fund advised by
                       FMR.



Robert K. Duby         Vice President of FMR.



Margaret L. Eagle      Vice President of FMR and of a fund advised by FMR.



Kathryn L. Eklund      Vice President of FMR.



Richard B. Fentin      Senior Vice President of FMR (1993) and of a fund advised
                       by FMR.



Daniel R. Frank        Vice President of FMR and of funds advised by FMR.



Michael S. Gray        Vice President of FMR and of funds advised by FMR.



Lawrence Greenberg     Vice President of FMR (1993).



Barry A. Greenfield    Vice President of FMR and of a fund advised by FMR.



William J. Hayes       Senior Vice President of FMR; Equity Division Leader.



Robert Haber           Vice President of FMR and of funds advised by FMR.



Richard C. Habermann   Senior Vice President of FMR (1993).



Daniel Harmetz         Vice President of FMR and of a fund advised by FMR.



Ellen S. Heller        Vice President of FMR.




John Hickling   Vice President of FMR (1993) and of funds advised by
                FMR.




Robert F. Hill              Vice President of FMR; Director of Technical Research.



Curtis Hollingsworth        Vice President of FMR (1993).



Stephen P. Jonas            Treasurer and Vice President of FMR (1993)); Treasurer of
                            FMR Texas Inc. (1993), Fidelity Management & Research
                            (U.K.) Inc. (1993), and Fidelity Management & Research
                            (Far East) Inc. (1993).



David B. Jones              Vice President of FMR (1993).



Steven Kaye                 Vice President of FMR (1993) and of a fund advised by
                            FMR.



Frank Knox                  Vice President of FMR (1993).



Robert A. Lawrence          Senior Vice President of FMR (1993); High Income
                            Division Leader.



Alan Leifer                 Vice President of FMR and of a fund advised by FMR.



Harris Leviton              Vice President of FMR (1993) and of a fund advised by
                            FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Malcolm W. MacNaught III    Vice President of FMR (1993).



Robert H. Morrison          Vice President of FMR; Director of Equity Trading.



David Murphy                Vice President of FMR and of funds advised by FMR.



Andrew Offit                Vice President of FMR (1993).



Judy Pagliuca               Vice President of FMR (1993).



Jacques Perold              Vice President of FMR.



Anne Punzak                 Vice President of FMR and of funds advised by FMR.



Lee Sandwen                 Vice President of FMR (1993).



Patricia A. Satterthwaite   Vice President of FMR (1993) and of a fund advised by
                            FMR.



Thomas T. Soviero           Vice President of FMR (1993).



Richard Spillane            Vice President of FMR; Senior Vice President and Director
                            of Operations and Compliance of FMR U.K. (1993).



Robert E. Stansky           Senior Vice President of FMR (1993) and of funds advised
                            by FMR.



Gary L. Swayze              Vice President of FMR and of funds advised by FMR;
                            Tax-Free Fixed-Income Group Leader.



Thomas Sweeney              Vice President of FMR (1993).



Beth F. Terrana             Senior Vice President of FMR (1993) and of funds advised
                            by FMR.



Joel Tillinghast            Vice President of FMR (1993) and of a fund advised by
                            FMR.



Robert Tucket               Vice President of FMR (1993).



George A. Vanderheiden      Senior Vice President of FMR; Vice President of funds
                            advised by FMR; Growth Group Leader.



Jeffrey Vinik               Senior Vice President of FMR (1993) and of a fund advised
                            by FMR.



Arthur S. Loring            Senior Vice President (1993), Clerk, and General Counsel
                            of FMR; Vice President, Legal of FMR Corp.; Secretary of
                            funds advised by FMR.



(2)  FMR TEXAS INC. (FMR Texas)
 FMR Texas provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d   Chairman and Director of FMR Texas; Chairman of the
                       Executive Committee of FMR; President and Chief
                       Exective Officer of FMR Corp.; Chairman of the Board
                       and a Director of FMR, FMR Corp., Fidelity
                       Management & Research (Far East) Inc. and Fidelity
                       Management & Research (U.K.) Inc.; President and
                       Trustee of funds advised by FMR.



J. Gary Burkhead       President and Director of FMR Texas; President of FMR;
                       Managing Director of FMR Corp.; President and a
                       Director of Fidelity Management & Research (Far East)
                       Inc. and Fidelity Management & Research (U.K.) Inc.;
                       Senior Vice President and Trustee of funds advised by
                       FMR.



Fred L. Henning, Jr.   Senior Vice President of FMR Texas; Fixed-Income
                       Division Leader (1995).



Robert Auld            Vice President of FMR Texas (1993).



Leland Barron          Vice President of FMR Texas and of funds advised by
                       FMR.



Robert Litterst        Vice President of FMR Texas and of funds advised by
                       FMR (1993).



Thomas D. Maher        Vice President of FMR Texas and Assistant Vice
                       President of funds advised by FMR.



Burnell R. Stehman     Vice President of FMR Texas and of funds advised by
                       FMR.



John J. Todd           Vice President of FMR Texas and of funds advised by
                       FMR.



Sarah H. Zenoble       Vice President of FMR Texas; Money Market Division
                       Leader (1995).



Stephen P. Jonas       Treasurer of FMR Texas Inc. (1993), Fidelity
                       Management & Research (U.K.) Inc. (1993), and Fidelity
                       Mangement & Research (Far East) Inc. (1993); Treasurer
                       and Vice President of FMR (1993).



David C. Weinstein     Secretary of FMR Texas; Clerk of Fidelity Management
                       & Research (U.K.) Inc.; Clerk of Fidelity Management &
                       Research (Far East) Inc.



Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

W. Humphrey Bogart     Director                   None

Kurt A. Lange          President and Treasurer    None

Thomas W. Littauer     Senior Vice President      None

Arthur S. Loring       Vice President and Clerk   Secretary

* 82 Devonshire Street, Boston, MA
 (c) Not applicable
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Co., 82 Devonshire Street, Boston, MA 02109, or the funds' custodian United Missouri Bank, N.A., 1010 Grand Avenue, Kansas City, MO.
Item 31. Management Services
 Not applicable
Item 32. Undertakings
 Not applicable
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 12 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Massachusetts, on the 13th day of February 1996.
      FIDELITY MUNICIPAL TRUST II
      By /s/Edward C. Johnson 3d (dagger)
        Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
     (Signature)    (Title)   (Date)


/s/Edward C. Johnson 3d(dagger)   President and Trustee           February 13, 1996

    Edward C. Johnson 3d          (Principal Executive Officer)




/s/Kenneth A. Rathgeber     Treasurer   February 13, 1996

    Kenneth A. Rathgeber

/s/J. Gary Burkhead    Trustee   February 13, 1996

    J. Gary Burkhead


/s/Ralph F. Cox              *   Trustee   February 13, 1996

   Ralph F. Cox


/s/Phyllis Burke Davis   *   Trustee   February 13, 1996

    Phyllis Burke Davis


/s/Richard J. Flynn         *   Trustee   February 13, 1996

    Richard J. Flynn


/s/E. Bradley Jones         *   Trustee   February 13, 1996

    E. Bradley Jones


/s/Donald J. Kirk             *   Trustee   February 13, 1996

    Donald J. Kirk


/s/Peter S. Lynch             *   Trustee   February 13, 1996

    Peter S. Lynch


/s/Edward H. Malone      *   Trustee   February 13, 1996

   Edward H. Malone


/s/Marvin L. Mann_____*    Trustee   February 13, 1996

   Marvin L. Mann

/s/Gerald C. McDonough*   Trustee   February 13, 1996

    Gerald C. McDonough

/s/Thomas R. Williams    *   Trustee   February 13, 1996

   Thomas R. Williams

(dagger) Signatures affixed by J. Gary Burkhead pursuant to a power of attorney dated December 15, 1994 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 15, 1994 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee or General Partner, as the case may be, of the following investment companies:

Daily Money Fund                         Fidelity Institutional Tax-Exempt Cash Portfolios
Daily Tax-Exempt Money Fund              Fidelity Institutional Investors Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust II
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Court Street Trust II           Fidelity New York Municipal Trust II
Fidelity Hereford Street Trust           Fidelity Phillips Street Trust
Fidelity Institutional Cash Portfolios   Fidelity Union Street Trust II


in addition to any other investment company for which Fidelity Management & Research Company acts as investment adviser and for which the undersigned individual serves as President and Board Member (collectively, the "Funds"), hereby severally constitute and appoint J. Gary Burkhead, my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity any Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Pre-Effective Amendments or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d         December 15, 1994

Edward C. Johnson 3d


POWER OF ATTORNEY
 We, the undersigned Directors, Trustees or General Partners, as the case may be, of the following investment companies:

Daily Money Fund                         Fidelity Institutional Tax-Exempt Cash Portfolios
Daily Tax-Exempt Money Fund              Fidelity Institutional Investors Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust II
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Court Street Trust II           Fidelity New York Municipal Trust II
Fidelity Hereford Street Trust           Fidelity Phillips Street Trust
Fidelity Institutional Cash Portfolios   Fidelity Union Street Trust II


in addition to any other investment company for which Fidelity Management & Research Company acts as investment adviser and for which the undersigned individual serves as a Director, Trustee or General Partner (collectively, the "Funds"), hereby severally constitute and appoint Arthur J. Brown, Arthur C. Delibert, Robert C. Hacker, Richard M. Phillips, Dana L. Platt and Stephanie A. Djinis, each of them singly, my true and lawful attorney-in-fact, with full power of substitution, and with full power to each of them, to sign for me and my name in the appropriate capacities any Registration Statements of the Funds on Form N-1A or any successor thereto, any and all subsequent Pre-Effective Amendments or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.
 WITNESS our hands on this fifteenth day of December, 1994.
/s/Edward C. Johnson 3d         /s/Donald J. Kirk

Edward C. Johnson 3d            Donald J. Kirk





/s/J. Gary Burkhead             /s/Peter S. Lynch

J. Gary Burkhead                Peter S. Lynch





/s/Ralph F. Cox                 /s/Marvin L. Mann

Ralph F. Cox                    Marvin L. Mann





/s/Phyllis Burke Davis          /s/Edward H. Malone

Phyllis Burke Davis             Edward H. Malone





/s/Richard J. Flynn             /s/Gerald C. McDonough

Richard J. Flynn                Gerald C. McDonough





/s/E. Bradley Jones             /s/Thomas R. Williams

E. Bradley Jones                Thomas R. Williams